Exhibit 10.58

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OUTSOURCING SERVICES

AMENDMENT AGREEMENT

This OUTSOURCING SERVICES AMENDMENT AGREEMENT (this “Agreement”), dated as of December 30, 2004 (the “Effective Date”), is by and among GECIS International Holdings, Luxembourg, Swiss Branch Zug, located at Baarerstrasse 21, 6304 Zug, Switzerland (“Luxco 2”), an entity duly formed and existing under the laws of the Grand-Duchy of Luxembourg and Genworth Financial, Inc., a Delaware corporation.

W I T N E S S E T H:

WHEREAS, GE Capital International (Mauritius) and certain of its affiliates (collectively, the “Seller Group”), Garuda Investment Co. (“Garuda”), GE and General Electric Capital Corporation entered into that certain Securities Purchase Agreement (“SPA”) dated November 7, 2004, pursuant to which Garuda will purchase a controlling interest in Gecis Global (Lux) a Luxembourg entity (the “Luxco Acquisition”);

WHEREAS, Luxco 2 is a Subsidiary of Gecis Global Holdings;

WHEREAS, certain of the Affiliates of Luxco 2 (Luxco 2, together with all of its Affiliates, unless the context otherwise requires, “Luxco”) and Genworth and certain of its Affiliates (collectively, unless the context otherwise requires, “Genworth”) are parties to a series of Amended and Restated Master Outsourcing Agreements and Master Outsourcing Agreements (including, in each case, related Project Specific Agreements and Descriptions of Services, collectively, the “PSAs”) and certain other service agreements, all as set forth on Exhibit A attached hereto (collectively, the “Genworth ARMOAs”);

WHEREAS, in connection with the consummation of the Luxco Acquisition, Luxco and Genworth now desire to agree to amend and restate the Genworth ARMOAs on the terms and subject to the conditions set forth herein in the form attached hereto as Exhibit B (collectively, the “Amended ARMOAs”).

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1. Definitions.

a. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the SPA.

b. “Genworth Group” means Genworth, each Subsidiary of Genworth and each other Person that is controlled directly or indirectly by Genworth.

c. “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or other entity.

d. “Subsidiary” or “subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the

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capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

e. “Transferred PSAs” means (i) all PSAs and similar statements of work in effect immediately prior to the Effective Date between the Transferred BPO Business and any member of the Genworth Group (as defined in the Amended ARMOAs), or similar documents specifying work to be performed and amounts to be paid) and (ii) those services provided immediately prior to the Effective Date by the Transferred BPO Business to a member of the Genworth Group without a PSA or statement of work. To the extent necessary for its construction, each Transferred PSA will be deemed to incorporate by reference any definitions of terms used therein that were contained in the agreement to which it related.

f. “Stranded Costs” means any costs and expenses of Luxco directly resulting from termination of a Transferred PSA for convenience, including (i) any costs and expenses with respect to re-employment or termination of any employee directly engaged in rendering the terminated Services (as defined in the Amended ARMOAs) and (ii) any facility, hardware or equipment-related costs.

g. “Sweet Spot Services” means business process services that any member of the Genworth Group requests that Luxco provide that (i) are similar to any of the Services provided under a PSA in effect as of the date of such request or are otherwise within Luxco’s then-current capabilities (including language capabilities), taking into account the location of Luxco’s then-current facilities and the then-current skill set of Luxco’s personnel, and (ii) are to be or could reasonably be performed in facilities located in India, China, Hungary or Mexico or any other of Luxco’s platforms in existence as of the date of such request.

Section 2. Agreement to Amend the Genworth ARMOAs.

The parties agree to amend and restate, or cause to be amended and restated, each of the Genworth ARMOAs in the form attached as Exhibit B effective upon, or as promptly as practicable after, the closing of the Luxco Acquisition (the “Closing”). Such restatements shall substitute Luxco for GE Capital International Services and its Affiliates (collectively, “GECIS”) as the “Provider” under all of the Genworth ARMOAs, and Luxco shall assume all of the obligations, liabilities and responsibilities of GECIS under all of the Genworth ARMOAs. The effectiveness of each of such restatements shall be contingent solely upon receipt by the parties to such agreements of all necessary approvals by any domestic or foreign federal, state, provincial, local, county or municipal government or supra-national, governmental, judicial, regulatory or administrative agency, department, commission board, bureau, court or other authority or instrumentality or any arbitrator or arbitral panel (each, a “Governmental Entity”) having jurisdiction. Luxco will cooperate with Genworth in securing such approvals as set forth in Section 5.19(e) of the SPA. The parties acknowledge and agree that in connection with entering into each such amended and restated ARMOA, Luxco intends to subcontract for the performance of the Services under such ARMOA with the entity that was a party to such ARMOA immediately prior to the date of such amendment and restatement.

Section 3. Waiver of Carve-Out Option.

Genworth irrevocably waives and agrees not to exercise, and shall cause its affiliates to irrevocably waive and not exercise, any Carve-Out Option (as defined in the Genworth ARMOAs) afforded to Genworth or its affiliates in the Genworth ARMOAs with respect to the consummation of the transactions contemplated by the SPA, and further irrevocably waives and

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agrees not to exercise, and shall cause its affiliates to irrevocably waive and not exercise, any Carve-Out Option with respect to the occurrence of any future Carve-Out Condition (as defined in the Genworth ARMOAs).

Section 4. Minimum Volume Commitments

a. Genworth Minimum Volume Commitment. For the five (5)-calendar year period beginning on January 1, 2005 (the “Genworth Minimum Volume Commitment Term”), the Genworth Group will purchase from Luxco Services under all of the Amended ARMOAs (or any other agreement) that would result in an aggregate minimum annual purchase dollar volume to Luxco under all of the Amended ARMOAs of $24.0 million (“Genworth Minimum Volume Commitment”).

b. Ramp Down Volume. For the three (3)-year period following the Genworth Minimum Volume Commitment Term (the “Ramp Down Term” and collectively with the Genworth Minimum Volume Commitment Term, the “GMVC Term”), the Genworth Group will purchase Services from Luxco that would result in a minimum annual purchase dollar volume to Luxco of: (i) $18.0 million in the sixth year of the Term (as defined in the Amended ARMOAs), (ii) $12.0 million in the seventh year of the Term, and (iii) $6.0 million in the eighth year of the Term (“Ramp Down GMVC” and collectively with the Genworth Minimum Volume Commitment, the “GMVCs”).

c. Reduction of GMVCs.

i. The GMVCs will only be:

A. reduced by the purchase dollar volume of any PSA or Services terminated by the Genworth Group pursuant to Section 8.1 (i.e., for “cause”), Section 8.5 (i.e., for “liability in excess of liability cap”), or Section 8.6(a) (i.e., “special provisions for regulated entities”) of the Amended ARMOAs for each year of the remaining term (excluding any renewal period) of such PSA or Services (or one (1) year if no term is set forth in the applicable PSA);

B. reduced by the revenues attributable to any Sweet Spot Services that the Genworth Group offers to Luxco from and after the date that the Genworth Group actually acquires such Sweet Spot Services from a third party and that Luxco either (i) declines or (ii) offers to perform at rates exceeding the Benchmark Rates; provided, however, that after January 1, 2006, in the event the annual revenue run rate (on a trailing twelve (12) month basis) for all PSAs under all of the Genworth ARMOAs is one hundred fifteen percent (115%) or more than the GMVC, this paragraph (ii) shall not be applied to reduce the GMVC. For purposes of this provision, “Benchmark Rates” means, (1) for Services already offered under a Transferred PSA, the rates set forth in the most comparable Transferred PSA (as may be reasonably determined by Luxco and Genworth); and (2) for services not already offered under a Transferred PSA, market rates for such services of similar quality under similar terms offered by a similarly situated supplier established pursuant to neutral benchmarking procedures to be agreed to by Luxco and the applicable member of the Genworth Group;

C. reduced by the purchase dollar volumes of any PSA or Services that Luxco has been unable to perform pursuant to, or unable to provide for more than one hundred eighty (180) days as the result of, a Force Majeure condition (as defined in the Amended ARMOAs) of Luxco for each year that the term (without any renewal period) of such PSA or Services (or the Term, if no term is set forth in the applicable PSA) would have extended had such PSA or Services not been terminated;

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D. reduced by the purchase dollar volume of any PSA or Services terminated by the Genworth Group for a Change of Control of Luxco as provided in Section 8.4 of the Amended ARMOAs (Termination Right Related to Change of Control of Luxco) for each year of the remaining term (excluding any renewal period) of such PSA or Services (or one year if no term is set forth in the applicable PSA); and

E. reduced by the revenues attributable to any Competitive Services under a proposed PSA pursuant to which any Technology and Intellectual Property developed, licensed or purchased by Provider is owned by a member of the Genworth Group as contemplated by Section 2.2 of Exhibit I to an Amended ARMOA, that the Genworth Group offers to Luxco from and after the date that the Genworth Group actually acquires such Competitive Services from a third party and that Luxco either (i) declines or (ii) offers to perform at rates exceeding the Benchmark Rates.

ii. For the purposes of this Section 5, purchase dollar volumes for any terminated or suspended Services will be determined (A) based on any actual purchase dollar volumes set forth in the applicable PSA less any amounts already paid thereunder, or (B) if no purchase dollar volumes are set forth in the applicable PSA, projected for the remaining term based on the Charges (as defined in the Amended ARMOAs) due to Luxco during the prior twelve (12) month period for such Services or such lesser period as is available if a twelve (12) month period is not available (pro-rated as applicable).

iii. Unless expressly stated otherwise in this Agreement, references to the Genworth Minimum Volume Commitment, Ramp Down GMVC, and GMVCs will mean such terms as adjusted in accordance with this Section 5.

d. Determining Actual Purchase Dollar Volumes.

i. During the GMVC Term, the Parties will determine the actual purchase dollar volume of the Genworth Group on an annual calendar-year basis in accordance with methodologies agreed upon by the Parties in writing.

ii. For purposes of the GMVCs:

A. purchasing of Services by any member of the Genworth Group from Luxco, whether under the Amended ARMOAs or another agreement, shall be included on a dollar-for-dollar basis (notwithstanding any provision to the contrary in any Genworth ARMOA or PSA) in the calculation of the GMVC; provided, however, that the purchase dollar volume from an entity that becomes a member of the Genworth Group after the Effective Date that was not previously a member of the Genworth Group shall only apply to the extent purchasing (on an annual basis) is at a level exceeding the level (on a trailing twelve (12) month basis) existing immediately prior to its becoming a member of the Genworth Group;

B. the purchase dollar volume to Luxco from any statements of work entered into with a divested business pursuant to Section 1.5 of the Amended ARMOAs (or any renewal or extension thereof) will be included in the calculation of the amount of the purchase dollar volume of the Genworth Group;

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C. any Services purchased by GE ITS Services on behalf of the Genworth Group will be included in the amount of the purchase dollar volume of the Genworth Group;

D. any Services Transfer Assistance (as defined in the ARMOAs), termination services and capital expenditures that are billed to the Genworth Group at the actual costs incurred by Luxco (not including any mark-ups or margins on such costs or any mark-ups or margins which may be included in the price per FTE specified in the applicable PSA), will not be counted towards the annual purchase dollar volume; and

E. amounts invoiced in currencies other than dollars will be converted to dollars on a quarterly basis at the prevailing exchange rate on the last day of each calendar quarter as reported in The Wall Street Journal for all Services performed during such quarter.

e. GMVC Shortfall and Excess Adjustments.

i. Subject to paragraphs (c) and (d) of this Section, in the event Luxco’s actual purchase dollar volume from the Genworth Group for any calendar year during the GMVC Term is below the applicable GMVC for such year, Genworth will pay to Luxco (within ninety (90) days of the end of such calendar year) a pricing adjustment for the Services provided to the Genworth Group in such year in an amount equal to (i) (a) the amount of such shortfall multiplied by (b) twenty five percent (25%) plus (ii) the documented Stranded Costs associated with Transferred PSAs terminated for convenience under Section 8.3 of the Amended ARMOAs that resulted in the shortfall in full satisfaction of Genworth’s remaining obligations with respect to the applicable GMVC for that year. Subject to Article 6, Luxco shall use reasonable good faith efforts to mitigate any Stranded Costs including efforts to redeploy any effected employees, facility, hardware or equipment in connection with Luxco’s then-current business. Genworth acknowledges that it is Luxco’s expectation that the Genworth Group actually purchase the minimum level of Services rather than pay such shortfall amount, while Luxco acknowledges that Genworth’s only binding commitment is either to purchase the GMVC level of Services or to pay the amount detailed in clauses (i) and (ii). Genworth will make efforts in good faith to reach the GMVCs through requests for actual service, rather than pay such shortfall amount.

ii. In the event Luxco’s actual purchase dollar volume from the Genworth Group for any calendar year during the GMVC Term exceeds the applicable GMVCs, the amount of such excess, up to 5% of the then-applicable GMVC, will be credited against any shortfalls in the GMVCs in each of the following two (2) years or up to 10% of the then-applicable GMVC will be credited against any shortfalls in the GMVCs in the following year, with the choice being in the sole discretion of Genworth.

iii. In the event Luxco’s actual purchase dollar volume at any point during the GMVC Term from the Genworth Group is below the applicable GMVC for such year in whole or in part because of Services suspended or terminated by reason of a Force Majeure condition (i) relating to Luxco that prevented Luxco from providing Services for one hundred eighty (180) days or less or (ii) of the Genworth Group that entitled the Genworth Group to suspend receipt of Services, the Genworth Group shall not be liable for any GMVC shortfall (or obligated to make any payment under paragraph (a) of this Section) resulting in whole or in part from the reduction in purchase dollar volume for a period of up to one (1) year from the date Luxco becomes able to resume the suspended or terminated Services or the Genworth Group has resumed operations that were the subject of the suspended or terminated Services, but the Genworth Group shall replace any difference between the amounts that would have been required to be purchased under the applicable GMVC and the actual amounts purchased (the “FM Shortfall Amount”). The FM

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Shortfall Amount will be calculated in total dollars, not dollars per year, and will represent any amount of revenue that Luxco would have been entitled to receive because of the applicable GMVC, but did not receive, by reason of the Force Majeure condition. All FM Shortfall Amounts accruing from Force Majeure conditions taking place within one year shall be aggregated together into a single FM Shortfall Amount. Genworth shall cause the Genworth Group to purchase from Luxco Services under all PSAs that would result in aggregate dollar volume equal to the FM Shortfall Amount in addition to its obligation regarding the applicable GMVC beginning in the second calendar year following the Force Majeure condition according to the following schedule, there being no penalty for early purchasing of the required amounts:

A. for FM Shortfall Amount less than $2.0 million, in equal installments over a period of three (3) years;

B. for FM Shortfall Amount of at least $2.0 million but less than $2.7 million, in equal installments over a period of four (4) years; and

C. for FM Shortfall Amount equal to or greater than $2.7 million, in equal installments over a period of five (5) years.

If the periods over which the FM Shortfall Amount is to be purchased would extend beyond the Term, the portion of the FM Shortfall Amount that would extend beyond the end of the Term will instead be purchased in the last calendar year of the Term. If a Force Majeure condition occurs mid-year, the foregoing amounts shall be pro-rated so that the multi-year periods specified above beginning at the time of the Force Majeure condition are allocated across the calendar years to which the GMVCs apply. The remedy for failure to purchase any FM Shortfall Amount will be the same as the remedy applying to an GMVC shortfall under paragraph (a) of this Section.

iv. In the event a Force Majeure condition of the Genworth Group for which purchasing of Services was suspended or terminated does not prevent Genworth Group from fulfilling the applicable GMVC, the applicable member of the Genworth Group shall use good faith efforts to recommence its purchasing of Services under the applicable PSA to the extent that after the remediation of such Force Majeure condition the applicable member of the Genworth Group requires such Services or substantially similar services.

f. Pulled Back Termination.

i. “Pulled Back Termination” will mean any termination of a Transferred PSA where the Services performed under that Transferred PSA either (i) are subsequently performed by a member of the Genworth Group or (ii) are awarded to a third party. During any year of the Genworth Minimum Volume Commitment Term, if the annual purchase dollar volume of Pulled Back Terminations in that year in aggregate exceeds the following amounts (the amount of such excess being the “Annual Excess”): $1.2 million for 2005 (5% of the GMVC), $960,000 for 2006 (4% of the GMVC), and $720,000 (3% of the GMVC) for each of 2007, 2008 and 2009; then Genworth shall cause the Genworth Group to purchase additional Services of like price per FTE and for a period of time that reflects a duration of a weighted average equivalent to all Pulled Back Terminations terminated in that year with annual purchase dollar volume in aggregate no less than the Annual Excess.

ii. The preceding paragraph (i) shall not apply to any terminations resulting from, in whole or in part:

A. a termination of a Transferred PSA in accordance with Section 8.1 (i.e., for “cause”) or Section 8.6(a) (i.e., “regulatory cause”) of the Amended ARMOAs;

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B. Luxco becoming subject to any voluntary or involuntary order of any Governmental Entity, for reasons other than those within Luxco’s control, prohibiting or materially impairing the performance of Services under such Transferred PSA, for which Luxco does not develop a work-around within thirty (30) days;

C. a termination of a Transferred PSA in accordance with Section 8.4 (Termination Right Related to Change of Control of PROVIDER) of the Amended ARMOAs.

D. a termination of a Transferred PSA in accordance with Section 21.1 (Force Majeure) of the Amended ARMOAs;

E. a termination of a Transferred PSA with the IT Services Business Component in connection with reacquisition of substantially similar services on substantially the same terms from Luxco;

F. a termination of a Transferred PSA due to changes in applicable Law (as defined in the Amended ARMOAs); or

G. a termination directly resulting from a material change in the requirements of any of the Services being provided by Luxco under any Transferred PSA to any third party customers of the Genworth Group.

iii. Genworth shall, upon request, provide Luxco with reasonable information related to the disposition of Services terminated pursuant to Pulled Back Terminations.

g. Volume Fluctuations.

i. If, in any year of the Genworth Minimum Volume Commitment Term, the aggregate purchasing under Transferred PSAs ((netting volume ramp-ups against volume ramp-downs) other than Pulled Back Terminations but excluding reductions resulting from one of the reasons set forth in Section 4(f)(ii) and reductions resulting from the expiration of Transferred PSAs relating to finite life projects) declines from the purchase dollar volume of the prior year by more than the Volume Trigger, Genworth shall meet with Luxco to work together in good faith to consider new business opportunities to put Luxco in a position similar to that it would have been in had the Volume Trigger not been exceeded.

The “Volume Trigger” will mean annual purchase dollar volume declines in aggregate exceeding the sum of (i): $0 for 2005 (0% of the GMVC), $240,000 for 2006 (1% of the GMVC), and $480,000 (2% of the GMVC) for each of 2007, 2008 and 2009; and (ii) any amount by which Pulled Back Terminations in such year were less than the applicable amount under Section 5(f)(i).

h. Cooperation Regarding Service Mix. For each calendar year during which one or more Genworth ARMOAs is effective, the parties will review Luxco’s business plans and the types of services being provided to the Genworth Group. If such services substantially depart from the services provided in the prior calendar year, the parties will cooperate to identify future service offerings within the Sweet Spot Services that may be offered by the Genworth Group to Luxco.

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Section 5. Genworth Customer Service Team.

Luxco agrees:

i. to maintain work areas for Luxco personnel providing the Services that are separate from the work areas of Luxco personnel providing services for other Luxco customers and which are readily identified as such with Genworth branding and other affinity materials as requested by Genworth;

ii. to cooperate with the members of the Genworth Group to maintain existing communication programs targeted at Luxco personnel providing the Services and to facilitate such modified or additional communications programs targeted at such personnel as the members of the Genworth Group may reasonably request from time to time; and

iii. to otherwise cooperate with the Genworth Group to foster a high level of identification between the Luxco employees providing the Services and the Genworth Group as the Genworth Group may reasonably request from time to time.

Section 6. Luxco Employees.

For any Competitive Services provided by Luxco to any member of the Genworth Group the following provisions shall apply.

a. Recruiting for Competitive Services. At any time that a PSA for a Competitive Service is not fully staffed in accordance with the terms of such PSA, Luxco shall continuously use commercially reasonable efforts to identify candidates who possess the skills and experience necessary to perform the Competitive Service (the “CS Candidates”). For eighteen months from the Effective Date with respect to Transferred PSAs and for twelve months from the Effective Date with respect to any New PSA (as defined in the Amended ARMOAs), at any time that a PSA for a Competitive Service is not fully staffed in accordance with the terms of such PSA, Luxco shall first consider any CS Candidate for employment to perform the Competitive Services and shall not consider any CS Candidate for employment to perform services for any other customer until the earlier of: (i) with respect to positions for which Genworth does not wish to meet with candidates, such time as Luxco has determined in good faith that the CS Candidate is not suitable for any open Competitive Service position, and (ii) with respect to positions for which Genworth wishes to meet with candidates, the earlier of (A) thirty days after Luxco has presented the CS Candidate to Genworth, which such period shall commence upon Genworth’s receipt of such CS Candidate’s resume (and Genworth has not requested an offer to be made to such CS Candidate within such thirty days), and (B) the date on which Genworth has indicated that the CS Candidate is not suitable for the PSA. Luxco shall make an offer of employment to any CS Candidate referenced in (ii) that Genworth considers suitable for an unstaffed position under the PSA. In the event that an offer is made to such CS Candidate, Luxco shall not discuss any other employment opportunities with the CS Candidate until the CS Candidate declines the offer of employment related to the Competitive Services.

b. Critical Luxco Employees. During the term of the applicable PSA(s), each Critical Luxco Employee shall dedicate substantially all of his or her working time to the provision of Services pursuant to such PSA(s) and shall not provide services of any kind to any other customer account of Luxco or any of its Affiliates. Luxco shall not assign any Critical Luxco Employee to provide, directly or indirectly, (i) Competitive Services to any other customer of Luxco or any of its Affiliates, or (ii) any services to any competitor of the Genworth Group, provided, however if

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(A) the applicable PSA(s) under which such Critical Luxco Employee provides Services expires or terminates and Genworth and its Affiliates do not have any work for such Critical Luxco Employee after such expiration or termination or (B) there is a reduction in the purchase dollar volume of Services under the applicable PSA(s) such that such Critical Luxco Employee is not fully utilized and Genworth does not agree to compensate Luxco for such employee’s time as though he or she were fully-utilized, the foregoing assignment restriction shall not apply.

c. Dedicated Luxco Employees. Luxco shall use, and cause each of its Affiliates providing the Services to use, commercially reasonable efforts to retain the initial Dedicated Luxco Employees and shall dedicate substantially all of the working time of the Dedicated Luxco Employees to the performance of the Services for the Genworth Group. If the Attrition Rate for the Dedicated Luxco Employees for any calendar month exceeds (i) for the 12 month period beginning January 1, 2005, 2.08% and (ii) thereafter, 1.66%, and there are open positions in that month, Luxco shall not transfer, and shall cause each of its Affiliates providing the Services not to transfer, any Dedicated Luxco Employee to the account of any other customer until such time as (A) the Attrition Rate shall have been less than the applicable amount for at least four (4) consecutive calendar months and/or all such open positions have been filled by qualified persons, or (B) there is a reduction in the purchase dollar volume of Services under the applicable PSA(s) such that a Dedicated Luxco Employee to be transferred is not fully utilized and Genworth does not agree to compensate Luxco for such employee’s time as though he or she were fully-utilized. Luxco further agrees not to transfer, and shall cause each of its Affiliates providing the Services not to transfer, any Dedicated Luxco Employees to the account of any other customer if the Attrition Rate is reasonably likely to be exceeded for the calendar month in which the transfer occurs and there are reasonably likely to be open positions in such month.

d. Definitions. For purposes of this Section:

i. “Attrition Rate” means the percentage calculated by dividing the number of Departed Dedicated Luxco Employees during the relevant month by the number of Dedicated Luxco Employees at the beginning of such month.

ii. “Competitive Services” means the product development, actuarial valuation, modeling, pricing, and analysis; risk modeling, analytics, and research; marketing modeling and analytics; and insurance investment research processes described in the PSAs listed in Exhibit C attached hereto or identified in any PSA entered into after the Effective Date, and services substantially similar to any of the foregoing services.

iii. “Critical Luxco Employee” shall mean an employee of Luxco who Luxco and Genworth (or their applicable Affiliates) agree has or is likely to develop special expertise or knowledge of proprietary information of Genworth and who is specifically identified in one or more PSAs entered into after the Effective Date.

iv. “Dedicated Luxco Employee” shall mean any employee of Luxco or its Affiliates, for so long as such person is an employee of Luxco or its Affiliates and dedicates substantially all of his or her working time to the provision of the Services. The Dedicated Luxco Employees as of the Effective Date are listed in Exhibit D hereto.

v. “Departed Dedicated Luxco Employee” shall mean any former employee or current employee of Luxco or its Affiliate who was, but no longer is, a Dedicated Luxco Employee but excluding any Dedicated Luxco Employees removed from the account at the request of Genworth or any of its Affiliates or by the agreement of Luxco and Genworth or their applicable Affiliates.

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e. Equitable Relief. Luxco acknowledges that any violation of the restrictions contained in the foregoing paragraph would result in irreparable injury to the Genworth Group, and Luxco further agrees that, in the event of its violation of any of these restrictions, the members of the Genworth Group shall be entitled to obtain from any court of competent jurisdiction (in any jurisdiction) preliminary and permanent injunctive relief, as well as damages to which it may be entitled under applicable law, subject to Section 13.0 of the Amended ARMOAs in its entirety.

Section 7. Agreement Not to Enforce Non-Compete Provisions. Genworth irrevocably agrees not to enforce, and shall cause its Affiliates not to enforce, the provisions of Section 18.0 (Non-Compete) of the Genworth ARMOAs, and irrevocably waives all of its rights with respect thereto under the Genworth ARMOAs. Nothwitstanding Section 2 of this Agreement, following the consummation of the Luxco Acquisition, neither Luxco 2 nor its Affilates, including GECIS shall (i) have any obligations to Genworth in respect of such Section 18.0 of the Genworth ARMOAs or (ii) be bound any exclusivity obligations contained therein.

Section 8. Critical Intellectual Property.

In connection with any PSA entered into after the Effective Date, the parties to such PSA may agree that certain intellectual property to be developed in connection with such PSA shall be owned exclusively by Genworth or its applicable Affiliate. The parties will specifically identify in the applicable PSA such intellectual property and the scope of Genworth’s (or its Affiliate’s) rights therein.

Section 9. Dispute Resolution.

a. General Provisions.

i. Any dispute, controversy or claim arising out of or relating to this Agreement, or the validity, interpretation, breach or termination thereof (a “Dispute”), shall be resolved in accordance with the procedures set forth in this Section 8, which shall be the sole and exclusive procedures for the resolution of any such Dispute unless otherwise specified below.

ii. Commencing with a request contemplated by paragraph (b) set forth below, all communications between the parties or their representatives in connection with the attempted resolution of any Dispute, including any mediator’s evaluation referred to in paragraph (c) set forth below, shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence for any reason (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.

iii. The parties expressly waive and forego any right to (i) punitive, exemplary, statutorily-enhanced or similar damages in excess of compensatory damages, and (ii) trial by jury.

iv. The specific procedures set forth below, including but not limited to the time limits referenced therein, may be modified by agreement of the parties in writing.

v. All applicable statutes of limitations and defenses based upon the passage of time shall be tolled while the procedures specified in this Section 8 are pending. The parties will take such action, if any, required to effectuate such tolling.

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b. Consideration by Senior Executives.

If a Dispute is not resolved in the normal course of business at the operational level, the parties shall attempt in good faith to resolve such Dispute by negotiation between executives who hold, at a minimum, the office of President and CEO of the respective business entities involved in such Dispute. Either party may initiate the executive negotiation process by providing a written notice to the other (the “Initial Notice”). Fifteen (15) days after delivery of the Initial Notice, the receiving party shall submit to the other a written response (the “Response”). The Initial Notice and the Response shall include (i) a statement of the Dispute and of each party’s position, and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Such executives will meet in person or by telephone within thirty (30) days of the date of the Initial Notice to seek a resolution of the Dispute.

c. Mediation.

If a Dispute is not resolved by negotiation as provided in paragraph (b) within forty-five (45) days from the delivery of the Initial Notice, then either party may submit the Dispute for resolution by mediation pursuant to the CPR Institute for Dispute Resolution (the “CPR”) Model Mediation Procedure as then in effect. The parties will select a mediator from the CPR Panels of Distinguished Neutrals. Either party at commencement of the mediation may ask the mediator to provide an evaluation of the Dispute and the parties’ relative positions.

d. Arbitration.

i. If a Dispute is not resolved by mediation as provided in paragraph (c) within thirty (30) days of the selection of a mediator (unless the mediator chooses to withdraw sooner), either party may submit the Dispute to be finally resolved by arbitration pursuant to the CPR Rules for Non-Administered Arbitration as then in effect (the “CPR Arbitration Rules”). The parties consent to a single, consolidated arbitration for all known Disputes existing at the time of the arbitration and for which arbitration is permitted.

ii. The neutral organization for purposes of the CPR Arbitration Rules will be the CPR. The arbitral tribunal shall be composed of three arbitrators, of whom each party shall appoint one in accordance with the “screened” appointment procedure provided in Rule 5.4 of the CPR Arbitration Rules. The arbitration shall be conducted in New York City. Each party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other party. A written transcript of the proceedings shall be made and furnished to the parties. The arbitrators shall determine the Dispute in accordance with the law of the State of New York, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement or applicable PSA, according to its terms, provided that the provisions relating to arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq.

iii. The parties agree to be bound by any award or order resulting from any arbitration conducted in accordance with this paragraph (d) and further agree that judgment on any award or order resulting from an arbitration conducted under this paragraph (d) may be entered and enforced in any court having jurisdiction thereof.

iv. Except as expressly permitted by this Agreement, no party will commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (i) for enforcement as contemplated by paragraph (d)(iii) above, (ii) to restrict or vacate an arbitral

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decision based on the grounds specified under applicable law, or (iii) for interim relief as provided in paragraph (d)(v) below. For purposes of the foregoing, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

v. In addition to the authority otherwise conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. If the tribunal shall not have been appointed, either party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief. Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the parties will seek modification or rescission of the court action as necessary to accord with the tribunal’s decision.

Each party will bear its own attorneys’ fees and costs incurred in connection with the resolution of any Dispute in accordance with this Section 8.

e. Continued Performance.

The parties agree to continue to perform their respective obligations under this Agreement and any related PSA during a Dispute.

Section 10. GE ITS Agreements.

At the request of Luxco, Genworth will request that GE ITS assign to Luxco all agreements pursuant to which GE ITS provides services to the Genworth Group.

Section 11. Entire Agreement; Amendment and Waiver.

Except as otherwise expressly provided in this Agreement, this Agreement (including the Exhibits attached hereto) constitutes the entire agreement of the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements and undertakings, both written and oral, between or on behalf of the parties hereto with respect to the subject matter of this Agreement. In the event of any apparent conflict between the provisions of this Agreement and any Amended ARMOA or PSA, such provisions shall be construed so as to make them consistent to the extent possible, and if such is not possible, then the parties will negotiate in good faith to resolve such conflicts in a commercially reasonable manner. If the parties are unable to resolve such conflicts, then the provisions of this Agreement shall control. No provision of this Agreement may be amended or modified except by a written instrument signed by all the parties to such agreement. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 12. Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

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Section 13. Assignment; No Third-Party Beneficiaries.

This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties hereto. This Agreement is for the sole benefit of the parties to this Agreement and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 14. Termination.

This Agreement may be terminated by either party upon thirty (30) days notice to the other party if there are no outstanding Amended ARMOAs, PSAs, and other Services being provided pursuant to an Amended ARMOA.

[Signatures appear on the following page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Outsourcing Services Amendment Agreement to be executed on the date first written above by their respective duly authorized officers.

GECIS INTERNATIONAL HOLDINGS,
LUXEMBOURG, SWISS BRANCH ZUG

By:	/s/ Peter Rüfenacht
Name:	Peter Rüfenacht
Title:	Branch Manager

By:	/s/ Vivek Gour
Name:	Vivek Gour
Title:	Chief Financial Officer, Gecis
International Holdings

GENWORTH FINANCIAL, INC.

By:	/s/ Ward Bobitz
Name:	Ward Bobitz
Title:	Vice President

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EXHIBIT A

Genworth ARMOAs

Genworth ARMOAs

The following is a list of Genworth ARMOAs to be amended.

No.	Genworth Legal Entity	GECIS Legal Entity	Type of Agreement
1	American Mayflower Life Insurance Company of New York	GECIS	ARMOA
2	GE Capital Life Assurance Company of New York	GECIS	ARMOA
3	GNA Corporation	GECIS	MOA
4	GE Group Administrators, Inc.	GECIS	ARMOA
5	First Colony Life Insurance Company	GECIS	ARMOA
6	FFRL Re Corp.	GECIS	ARMOA
7	Federal Home Life Insurance Company	GECIS	ARMOA
8	General Electric Capital Assurance Company	GECIS	ARMOA
9	GE Group Life Assurance Company	GECIS	ARMOA
10	GE Life and Annuity Assurance Company	GECIS	ARMOA
11	Jamestown Life Insurance Company	GECIS	ARMOA
12	Professional Insurance Company	GECIS	ARMOA
13	GE Mortgage Contract Services, Inc.	GECIS	MOA
14	Brookfield Life Assurance Co. Ltd.	GECIS	MOA
15	Viking Insurance Co. Ltd.	GECIS	MOA
16	GE Mortgage Services Limited (UK)	GECIS	ARMOA
17	GE Mortgage Services Limited (UK)	GE Capital Global Process Solutions (UK)	MOA
18	General Electric Mortgage Insurance Corporation	GECIS	MOA

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EXHIBIT B

Form of Amended and Restated ARMOA

Each of the outstanding Genworth ARMOAs shall be amended and restated as set forth in Section 1 of this Agreement in the form attached hereto, provided that Exhibit B to each Amended ARMOA shall be in substantially the form of Exhibit B to the respective Genworth ARMOAs, amended or supplemented as shall be necessary to appropriately reflect any unique provisions of any Genworth ARMOA or as may be required to obtain necessary approvals of the Amended ARMOAs by governmental agencies (with such amendments or supplements to be negotiated and agreed upon in good faith in a commercially reasonable manner).

B-1

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FORM OF SECOND AMENDED

MASTER OUTSOURCING AGREEMENT

by and between

[CUSTOMER]

and

GECIS INTERNATIONAL HOLDINGS,

LUXEMBOURG, SWISS BRANCH ZUG

[Date]

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5.0	Record Keeping and Audits.		10

	5.1	Record Keeping	10
	5.2	Audits	10
	5.3	Reports and Certifications	10

6.0	CUSTOMER Commitments.		11

	6.1	System Access	11
	6.2	Data Integrity	11
	6.3	Training	11

7.0	Term.		11

	7.1	Initial Term	11
	7.2	Renewal Term	11

8.0	Termination.		11

	8.1	Termination for Cause by CUSTOMER	11
	8.2	Termination for Cause by PROVIDER	12
	8.3	Termination for Convenience	13
	8.4	Termination Right Related to Change of Control of PROVIDER.	13
	8.5	Termination Right Related to Liability Cap	14
	8.6	Special Provisions for Regulated Companies.	14
	8.7	Termination of Agreement	15
	8.8	Continued Performance	15

9.0	Obligations on Expiration and Termination.		15

10.0	Assignment and Subcontracting.		16

	10.1	PROVIDER Assignment	16
	10.2	Subcontracting	16
	10.3	CUSTOMER Assignment	16

11.0	Confidentiality.		16

	11.1	Obligations of PROVIDER	16
	11.2	Obligations of CUSTOMER	17
	11.3	Required Disclosures	18
	11.4	HIPAA Addendum	18
	11.5	Data Ownership	19

12.0	Indemnities.		19

	12.1	PROVIDER Indemnity	19

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	12.2	CUSTOMER Indemnity	19
	12.3	Mutual Indemnity.	19
	12.4	Infringement Indemnity.	20
	12.5	Limitation on Indemnity Obligation	21
	12.6	Indemnification Obligations Net of Insurance Proceeds and on an After-Tax Basis	21
	12.7	Provider Insurance	22

13.0	Limitation of Liability.		23

	13.1	LIABILITY CAP	23
	13.2	EXCLUSION OF INDIRECT DAMAGES	23
	13.3	EXCEPTIONS	23

14.0	PROVIDER Employees.		24

	14.1	Responsibility for PROVIDER Employees	24

15.0	Representations, Warranties and Covenants.		24

	15.1	PROVIDER Representations	24
	15.2	CUSTOMER Representations	25
	15.3	Approvals and Consents	25
	15.4	Cooperation.	25

16.0	Notices.		26

17.0	Intellectual Property.		27

18.0	Non Solicitation		27

19.0	Change Control Procedure.		27

20.0	Governance.		27

	20.1	PROVIDER Account Executive.	27
	20.2	CUSTOMER Account Executive.	28
	20.3	Key Employees of PROVIDER	29
	20.4	Meetings.	29
	20.5	Operational Dispute Resolution	30

21.0	Miscellaneous.		30

	21.1	Force Majeure	30
	21.2	Independent Contractors	30
	21.3	Failure to Object Not a Waiver	30
	21.4	Governing Law	31
	21.5	No Third-Party Beneficiaries	31

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	21.6	Publicity	31
	21.7	Entire Agreement	31
	21.8	Amendment	31
	21.9	Rules of Construction	31
	21.10	Severability	32
	21.11	Remedies Not Exclusive	32
	21.12	Dispute Resolution	32
	21.13	Language	32
	21.14	Survival	32

22.0	Attachments.		33

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Exhibits

Exhibit A	Definitions
Exhibit B	Local Modifications to Master Agreement
Exhibit C	Form of PSA
Exhibit D	BCP/DRP Plans
Exhibit E	Security Procedures
Exhibit F	Pricing Template
Exhibit G	Dispute Resolution
Exhibit H	RESERVED
Exhibit I	Intellectual Property
Exhibit J	Business Associate Addendum
Exhibit K	Change Control Procedure
Exhibit L	PSAs and Base Costs

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FORM OF

SECOND AMENDED

MASTER OUTSOURCING AGREEMENT

SECOND AMENDED MASTER OUTSOURCING AGREEMENT (“Agreement”) entered into as of the                      (the “Execution Date”), by and between [NAME], a [JURISDICTION][TYPE OF ENTITY], with offices at [ADDRESS] (“CUSTOMER”) and GECIS INTERNATIONAL HOLDINGS, LUXEMBOURG, SWISS BRANCH ZUG, an entity duly formed and existing under the laws of the Grand-Duchy of Luxembourg, with offices at Baarerstrasse 21, 6304 Zug, Switzerland (“PROVIDER”).

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WHEREAS, PROVIDER and CUSTOMER are parties to an [Amended and Restated] Master Outsourcing Agreement (“ARMOA”), dated as of                     , 2004;

WHEREAS, PROVIDER and CUSTOMER now desire to amend the ARMOA on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

W I T N E S S E T H

1.0 Services.

1.1 Structure of the Agreement.

(a) The Services are governed by the terms of this Agreement as amended and/or supplemented as set forth in Exhibit B, and the PSAs. Each PSA executed after the Execution Date shall be in the form attached as Exhibit C, unless otherwise agreed to by the parties.

(b) PROVIDER agrees to provide the Services under the terms and conditions of this Agreement and as more specifically described in the PSAs.

1.2 Business Continuity and Disaster Recovery Services. PROVIDER shall provide the services set forth in the business continuity and disaster recovery plans referred to in Exhibit D (collectively, the “BCP/DRP Plans”). The BCP/DRP Plans shall address all operations identified by CUSTOMER as “Mission Critical;” shall meet the substantive requirements specified by CUSTOMER and shall be agreed upon by CUSTOMER and PROVIDER. Further, at no additional charge to CUSTOMER other than as provided in Section 2 and the Pricing Template set forth in Exhibit F, PROVIDER will (a) actively review and update the BCP/DRP Plans, (b) test the BCP/DRP Plans at least annually, (c) permit CUSTOMER the opportunity to participate in such testing, (d) give CUSTOMER access to the results and analysis of such testing, and (e) correct deficiencies in the BCP/DRP Plans revealed by such testing. Failure to provide the services described in such BCP/DRP Plans will constitute a material breach of this Agreement, subject to cure as set forth in Section 8.1(e).

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1.3 PROVIDER Responsibilities. Except as otherwise noted in this Agreement, PROVIDER shall provide, at its expense, all materials, labor, equipment, facilities and other items necessary to deliver the Services. Subject to Section 6.3 herein, all employees performing the Services shall be skilled in their trades and licensed, if required, by all proper authorities.

1.4 Service Locations; Security. Except as provided in the BCP/DRP Plans, without the prior written consent of CUSTOMER, PROVIDER shall not change or move the original location for the performance by PROVIDER of the Services required under this Agreement. In performing the Services, operating the Facilities used by it to provide the Services and protecting CUSTOMER’s data, information and other property, PROVIDER will comply with the security procedures set forth in Exhibit E of this Agreement.

1.5 Support of CUSTOMER Divestitures. If CUSTOMER divests any business operation, PROVIDER will provide the Services to such operation if such operation (i) used the Services prior to being divested, (ii) after being divested uses either essentially the same services as before being divested, or CUSTOMER or the acquiring entity compensates PROVIDER to modify its systems or processes used to perform and provide the Services as necessary to accommodate the use of the Services as reasonably requested by the acquiring entity, (iii) the acquiror of such operation agrees to be subject to the provisions of this Agreement and the PSAs, and (iv) CUSTOMER is not in payment default at the time of the request, but, in that case, PROVIDER must provide the Services if paid in advance. At CUSTOMER’s option, PROVIDER and such acquiror shall enter into a separate agreement and PSA(s) providing for the provision of the Services, which agreements shall be on substantially the same terms and conditions as are set forth in this Agreement and the PSA(s), with such changes therein as the parties may agree upon. PROVIDER shall charge for the continuing performance and delivery of such Services based on the then-existing charging methodologies and may charge CUSTOMER or the acquiring entity for the reasonable implementation and set-up fees relating to the extension of the Services to such entity approved in writing in advance. PROVIDER and the acquiring entity will negotiate in good faith for up to one hundred twenty (120) days following the divestiture to agree upon alternative terms and conditions that will apply to the provision of the Services to such entity by PROVIDER. If they are unable to so agree, at the request of the acquiring entity, PROVIDER shall be required to provide the Services to such acquiring entity until the earlier of (i) the last day of the twelfth (12th) month following such 120-day negotiation period and (ii) the termination date of this Agreement and related PSAs, provided, that if such termination date is to occur later than twelve (12) months following the end of such 120-day period and PROVIDER is requested to provide such Services for less than twelve (12) months following the end of such period, such acquiring entity or CUSTOMER shall bear all costs actually incurred by PROVIDER as a result of such reduction in volume, provided, further, that PROVIDER shall use commercially reasonable efforts to mitigate such costs. Such Services shall be provided by PROVIDER regardless of whether the acquiring entity is a competitor of PROVIDER. PROVIDER shall provide Services Transfer Assistance as reasonably requested by the acquiror, solely at the acquiror’s cost, for the period during which PROVIDER is required to provide Services to such acquiror.

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1.6 Intentionally Omitted.

1.7 New Services. From time to time, CUSTOMER may request that PROVIDER furnish additional services to CUSTOMER that are not within the scope of the Services (“New Services”). PROVIDER will discuss with CUSTOMER such request and the ramifications of such additional services on the existing Services, but will not be obligated to provide such additional services. Such requests shall be addressed through the Change Control Procedure described in Section 19.0 hereof. CUSTOMER shall bear all costs agreed in advance between the parties and incurred by PROVIDER on account of transition or migration of New Services from CUSTOMER to PROVIDER.

1.8 Intentionally Omitted.

1.9 Right of First Opportunity.

(a) If CUSTOMER proposes to outsource to a third party (i.e., other than a CUSTOMER Affiliate) any Additional Service (other than an Additional Service originally acquired from PROVIDER but terminated for cause), then CUSTOMER will first issue to PROVIDER a request for proposal with respect to such Additional Service. Notwithstanding the foregoing, in no event shall CUSTOMER have any obligation to make any offer with respect to its actual or proposed acquisition of services substantially similar to those provided to CUSTOMER by any third party suppliers or vendors of CUSTOMER prior to the Execution Date from the supplier or vendor that supplied such services prior to the Execution Date.

(b) PROVIDER will have a period of ten (10) days following PROVIDER’s receipt of such request for proposal (the “Exclusive Tender Period”) to deliver to CUSTOMER a proposed PSA (which complies with the requirements of this Agreement and such request for proposal).

(c) CUSTOMER will not solicit proposals from, or negotiate with, any third party with respect to the provision of the Additional Service prior to or during the Exclusive Tender Period.

(d) If PROVIDER delivers a proposed PSA to CUSTOMER within the Exclusive Tender Period, then CUSTOMER will consider such proposed PSA in good faith; provided, however, that this Section 1.9 will not operate so as to prevent CUSTOMER from soliciting proposals from, or negotiating with, third parties concerning the provision of any Additional Service after the Exclusive Tender Period.

(e) If at the end of the Exclusive Tender Period, CUSTOMER and PROVIDER have not agreed on the terms of PROVIDER’s PSA for the Additional Services, CUSTOMER may solicit bids from other third party providers. CUSTOMER will not supply any information provided by PROVIDER pursuant to its bid for Additional Services to any third party provider, and such information shall be Confidential Information of PROVIDER.

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2.0 Charges.

2.1 Generally. Notwithstanding any provision related to fees and charges in a PSA to the contrary, as consideration for the provision of the Services, CUSTOMER will pay to PROVIDER the charges calculated as set forth in this Section 2.0 (the “Charges”). “Baseline Charges” shall mean (i) for PSAs existing as of May 24, 2004, the Baseline Charges and the Charges for the initial Contract Year (or part thereof) as set forth on Exhibit L, and (ii) for PSAs executed after May 24, 2004 and prior to the Execution Date, the Baseline Charges as set forth in each such PSA. The Charges shall be adjusted annually to reflect changes in PROVIDER’s Base Costs and to reflect scheduled discounts from the Baseline Charges pursuant to the following formula:

New Charges = Baseline Charges * Discount Factor * Cost Factor

2.2 Discount Factor. For the periods indicated, the “Discount Factor” shall mean and be as follows:

Period	Discount Factor
after May 24, 2004 through the first anniversary of the Trigger Date (as defined below)	0.962963
from the first anniversary of the Trigger Date through the second anniversary of the Trigger Date	0.925926
from the second anniversary of the Trigger Date through the third anniversary of the Trigger Date	0.911111
from the third anniversary of the Trigger Date through the eighth anniversary of the Trigger Date	0.888889

“Cost Factor” means and shall be calculated as follows:

Y(n) Base Cost/Y(0) Base Cost

where Y(n) Base Cost is determined pursuant to Section 2.3 for each Contract Year, Y(n-1) Base Cost is the Base Cost for the preceding Contract Year and Y(0) Base Cost is the Base Cost for the initial Contract Year, as set forth in Exhibit L.

2.3 Adjustment of Charges. Prior to the commencement of each Contract Year, the parties will negotiate in good faith to agree upon the elements of Base Cost and the rates to be charged to CUSTOMER for such elements during such year. The parties will reflect their agreement on such matters in a written document to be executed by each of them and the Charges for the Services in such year shall not exceed the agreed amounts. Any amendment or addition to such elements or rates must be approved by CUSTOMER in advance in writing. If the parties are unable to agree upon such matters, the Cost Factor for the applicable year shall be

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calculated using Base Cost as determined by PROVIDER in accordance with the definition of Base Cost, provided, that Base Cost for any Contract Year shall not exceed one hundred five percent (105%) of Base Cost for the immediately preceding Contract Year. If Base Cost relating to any PSA for any Contract Year during the Initial Term exceeds one hundred five percent (105%) of Base Cost for the immediately preceding Contract Year, CUSTOMER may terminate that PSA upon at least six (6) months’ written notice to PROVIDER and shall not be liable for any costs incurred by PROVIDER as a result of such termination.

2.4 Renewal Pricing. At least eighteen (18) months prior to the expiration of the Initial Term, PROVIDER will propose in writing to CUSTOMER the terms and conditions upon which PROVIDER would be willing to renew the Agreement and the related PSAs. Such terms and conditions shall be consistent with the terms and conditions for such services of similar quality offered by a similarly situated supplier.

2.5 New PSAs. Pricing terms (including productivity sharing) for all PSAs entered into after the Execution Date (“New PSAs”) shall be negotiated by the parties and may or may not be subject to the terms set forth in Section 2.1, Section 2.2, Section 2.3, Section 2.8 and Section 2.9.

2.6 Currency. All currency references in this Agreement are in the currency of the United States of America and all payments shall be made in such currency.

2.7 Taxes. The Charges for the Services shall be inclusive of any sales, use, gross receipts or value added, withholding, ad valorem and other taxes based on or measured by PROVIDER’s cost in acquiring equipment, materials, supplies or services used by PROVIDER in providing the Services. Further, each party shall bear sole responsibility for any real or personal property taxes on any property it owns or leases, for franchises or similar taxes on its business, for employment taxes on its employees, for intangible taxes on property it owns or licenses and for taxes on its net income. If a sales, use, privilege, value added, excise, services and/or similar tax (“Tax”) is assessed with respect to PROVIDER’S Charges to CUSTOMER for the provision of the Services, CUSTOMER shall be responsible for and pay the amount of any such Tax to PROVIDER or as applicable Law otherwise requires, in addition to the Charges. CUSTOMER may report and (as appropriate) pay any Taxes directly if CUSTOMER provides PROVIDER with a direct pay or exemption certificate. PROVIDER’s invoices shall separately state the amounts of any Taxes PROVIDER is proposing to collect from CUSTOMER. PROVIDER shall promptly notify CUSTOMER of any claim for Taxes asserted by any applicable taxing authorities. Notwithstanding the above, CUSTOMER’s liability for such Taxes is conditioned upon PROVIDER providing CUSTOMER notification within twenty (20) business days of receiving any proposed assessment of any additional Taxes, interest or penalty due by PROVIDER. PROVIDER shall coordinate with CUSTOMER the response to and settlement of, any such assessment. CUSTOMER shall be entitled to receive and to retain any refund of Taxes paid to PROVIDER pursuant to this Agreement.

2.8 Cost Productivity Sharing. With respect to the Transferred PSAs, CUSTOMER agrees to share with PROVIDER any reductions in Base Cost actually achieved by PROVIDER in any Contract Year during the Term in accordance with this Section 2.8. Commencing with the

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first full Contract Year after the Execution Date, CUSTOMER shall pay to PROVIDER the positive amount, if any, calculated for each Transferred PSA pursuant to the following formula:

PROVIDER Productivity Share = Savings Factor * (Y(n-1) FTE Base Cost - Y(n) FTE Base Cost) * Y(n) FTEs

where:

For the periods indicated, the Savings Factor shall mean and be as follows:

Period	Savings Factor
after May 24, 2004 through the first anniversary of the Trigger Date (as defined below)	0.3250
from the first anniversary of the Trigger Date through the second anniversary of the Trigger Date	0.3125
from the second anniversary of the Trigger Date through the third anniversary of the Trigger Date	0.3075
from the third anniversary of the Trigger Date through the eighth anniversary of the Trigger Date	0.3000

Y(n) FTE Base Cost is equal to the Base Cost on a per-FTE basis for the most recently concluded Contract Year for such Transferred PSA;

Y(n-1) FTE Base Cost is equal to the Base Cost on a per FTE basis for the immediately preceding Contract Year for such Transferred PSA; and

Y(n) FTEs is equal to the number of full-time equivalent employees charged to CUSTOMER during the most recently concluded Contract Year relating to such Transferred PSA in accordance with this Agreement.

PROVIDER shall calculate the PROVIDER Productivity Share each year within sixty (60) days following the end of each Contract Year and submit to CUSTOMER an invoice for the amount claimed, a detailed calculation of such amount and all documentation reasonably necessary to support such calculation for each Transferred PSA. CUSTOMER shall pay any undisputed amount within sixty (60) days of receipt of such documentation. Any disputes with respect to such calculation or the PROVIDER Productivity Share shall be resolved pursuant to Section 21.12 (Dispute Resolution).

2.9 Transaction Productivity.

(a) During the first year of the Term, the parties shall negotiate in good faith to develop and implement a mechanism for measuring reductions in the number of FTEs performing a fixed volume of the Services under a PSA or increases in the volume of Services under a PSA that are performed by a single FTE (“Transaction Productivity”) and quantifying the resulting cost savings, net of any investments necessary to achieve such cost savings. Such mechanism must take into account and accurately adjust for variability in transaction volumes

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unrelated to productivity improvement initiatives and variability in Services mix. The cost of developing such system shall not be included in or result in any increase in Base Cost to CUSTOMER. Following agreement upon and implementation of the system, beginning in the second year of the Term and thereafter, the parties shall share any net cost savings realized by CUSTOMER under a PSA as a result of any Transaction Productivity improvements during the two-year period following realization of such improvements, with CUSTOMER receiving 75% of such net savings and PROVIDER receiving 25% of such net savings. After such two-year period, CUSTOMER shall receive 100% of the net cost savings realized as a result of such improvements. This paragraph shall not apply to Transferred PSAs for fixed-price Project work.

(b) On an annual basis, CUSTOMER will have the right to discuss and negotiate with PROVIDER more favorable Transaction Productivity sharing for any Transferred PSA, subject to the agreement of the parties.

2.10 Continuous Improvement; Planning. PROVIDER shall use commercially reasonable efforts to increase productivity and efficiency in performing the Services and shall endeavor to reduce Base Cost annually, depending on the overall reduction in its cost of operations. The parties will participate in an annual budgeting process as part of determining Base Cost that will address improvements in PROVIDER productivity and efficiency in performing the Services and dedicate appropriate resources to execute the budgeted improvements. To support PROVIDER’s demand planning, each quarter, CUSTOMER shall provide PROVIDER a good faith estimate of its requirements for the Services for the following twelve (12) months.

3.0 Billing and Payment.

3.1 Invoices. PROVIDER shall submit an invoice each month for the Charges relating to the Services provided during the prior month period. Each invoice shall detail all information relevant to calculation of the Charges and the total amount due. PROVIDER agrees to include the information and prepare the invoice in a form agreed to by the parties pursuant to Section 3.4.

3.2 Payments. For invoices processed through the Intercompany Billing System (“IBS”) as of the Execution Date, CUSTOMER will pay all undisputed charges to PROVIDER in full within fifteen (15) days from the date (a) of receipt of the invoice or (b), with respect to any disputed Charges, such dispute is resolved (the “Due Date”). For all other invoices, CUSTOMER will pay all undisputed Charges to PROVIDER in full within thirty (30) days from the date (a) of receipt of an invoice or (b), with respect to any disputed Charges, such dispute is resolved (also, the “Due Date”); provided, however, that from the Execution Date until such time as the New Billing Method is approved for use by both parties, CUSTOMER is only required to use commercially reasonable efforts to pay all undisputed Charges to PROVIDER in full within a commercially reasonable timeframe not to exceed sixty (60) days from the date (a) of receipt of the invoice, or (b), with respect to disputed Charges, such dispute is resolved (also, the “Due Date”). CUSTOMER may dispute any invoiced amount in good faith in accordance with Section 21.12 (Dispute Resolution). Any such dispute shall not relieve CUSTOMER from paying undisputed amounts on such invoice in accordance with the terms of this Section 3.2.

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CUSTOMER will not be responsible for any costs or expenses incurred by PROVIDER for changes to Services or New Services performed without the authorization of CUSTOMER in accordance with the terms of this Agreement.

3.3 Reimbursements. Payment of all reimbursable expenses approved by CUSTOMER in writing in advance will be made within thirty (30) days after CUSTOMER’s receipt of invoice together with copies of receipts and other verification.

3.4 Method of Payment. The parties agree to initially use the IBS system as the method of payment. The parties will use commercially reasonable efforts to jointly design and approve a new PROVIDER billing process and CUSTOMER reconciliation, approval, and pay process to replace IBS (the “New Billing Method”) which allows CUSTOMER to reconcile, approve, and pay charges within thirty (30) days from the date of receipt of the invoice.

3.5 Notice of Default. If CUSTOMER does not pay any invoice by the Due Date, PROVIDER shall serve CUSTOMER a notice pursuant to Section 16.0 (a “Payment Default Notice”) and simultaneously initiate the procedures for consideration of Disputes by senior executives of the parties by giving notice as described under Section 1.2 of Exhibit G.

3.6 PROVIDER Termination for Non-Payment.

(a) PROVIDER shall have the right to terminate any PSA, without prejudice to any other legal rights to which it may be entitled, if CUSTOMER fails to pay to PROVIDER any amount (i) that is undisputed within thirty (30) days following CUSTOMER’s receipt of a Payment Default Notice, (ii) determined by the senior executives under Section 1.2 of Exhibit G to be due to PROVIDER, within five (5) business days following CUSTOMER’s agreement that such amount is not in dispute or the conclusion of the senior executives’ negotiations, whichever is earlier, or (iii) that remains in dispute and is not paid following the conclusion of the senior executives’ negotiations as contemplated by Section 3.6(b) hereof.

(b) PROVIDER shall have no right to terminate if CUSTOMER pays any disputed amount within five (5) business days following the conclusion of the senior executives’ negotiations under Exhibit G, without prejudice, and invokes the remainder of the dispute resolution process set forth in Exhibit G.

(c) If pursuant to the dispute resolution process, PROVIDER is found to have charged improperly, PROVIDER shall promptly refund such excess amount along with interest at a rate of 8% per annum.

3.7 Past Due Amounts. Past due amounts (including Charges, disputed amounts unpaid after conclusion of the senior executives’ negotiations contemplated by Section 1.2 of Exhibit G hereof, and reimbursable expenses and credits) will bear interest at a rate of 8% per annum; provided, however, that unpaid disputed amounts shall not be considered past due until after the conclusion of such senior executives’ negotiations.

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4.0 Performance Standards.

4.1 Generally. All work relating to the Services shall be completed in a professional, timely manner and shall conform to such additional Performance Standards, if any, as may be set forth in each PSA. Such Performance Standards may be revised from time to time upon the mutual agreement of the parties.

4.2 Measurement and Reporting. Unless otherwise specified, each Performance Standard shall be measured on a monthly basis. PROVIDER shall create, implement, support and maintain reports for monitoring the metrics associated with the Performance Standards and such other metrics as are mutually agreed upon by the parties on a schedule agreed upon in each PSA or within ninety (90) days after the execution of each PSA.

4.3 Compliance. PROVIDER shall perform the Services in compliance with all applicable Laws, stock exchange rules or generally accepted, statutory or regulatory accounting or actuarial principle specified in any PSA or otherwise by CUSTOMER, in each case as applicable to the business processes of CUSTOMER performed by PROVIDER as part of the Services, just as if CUSTOMER performed the Services itself. PROVIDER shall notify CUSTOMER whenever changes in the Services or Performance Standards are necessary to comply with applicable Indian Laws. It is understood that any reference in the PSAs to standards, policies and procedures established by General Electric Company or its Affiliates or Genworth or its Affiliates, is deemed to include any replacement standards, policies and procedures established by CUSTOMER or any member of the Genworth Group, and communicated to PROVIDER, provided, that PROVIDER shall be entitled to recover its cost of complying with such standards, policies and procedures as part of the Charges for the Services established pursuant to Section 2 and Exhibit F.

4.4 Additional Remedies. In addition to all other remedies available under this Agreement, any PSA or at law, CUSTOMER may take one or more of the following actions in the event of PROVIDER’s failure to comply with the Performance Standards, provided, that CUSTOMER may not exercise any of these remedies if the failure in performance is caused by inaccurate or incomplete data or information provided by CUSTOMER:

(a) require training of all PROVIDER employees involved in performing the affected Services, the length and nature of such training to be mutually agreed upon by PROVIDER and CUSTOMER;

(b) cause PROVIDER to correct any deficient Services at no charge or fee to CUSTOMER; or

(c) direct PROVIDER to assign, according to a reasonable timetable, additional employees to perform the Services at CUSTOMER’s expense (determined consistently with other similar Charges), which instruction PROVIDER agrees to follow.

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5.0 Record Keeping and Audits.

5.1 Record Keeping. PROVIDER will keep appropriate records of time and costs related to the Services, as required by Law or as reasonably requested by CUSTOMER. PROVIDER shall maintain a complete audit trail for all financial and non-financial transactions resulting from or arising in connection with this Agreement and the PSAs in such manner as is required under the Genworth Records Management Policies and Indian and United States GAAP. PROVIDER will maintain such audit trail for such periods of time as may be specified in the Genworth Records Management Policies or, if no such period is specified, for such period as the parties may agree upon.

5.2 Audits. Upon reasonable advance notice (to the extent practicable), PROVIDER shall provide to CUSTOMER or its auditors (including internal audit staff and external auditors), inspectors, regulators, customers (it being understood that customers of CUSTOMER shall not have independent audit rights and that access provided to such customers shall be granted pursuant to the exercise by CUSTOMER of its rights under this paragraph) and other representatives as CUSTOMER may from time to time designate in writing, access at all reasonable times to any facility or part of a facility at which either PROVIDER or any of its permitted subcontractors is providing the Services, to PROVIDER personnel, to PROVIDER’s systems, policies and procedures relating to the Services, and to data and records relating to the Services for the purpose of performing audits and inspections of either PROVIDER or any of its subcontractors with respect to (i) any aspect of PROVIDER’s or such subcontractor’s performance of the Services, (ii) compliance with the security procedures or (iii) any other matter relevant to this Agreement, including, without limitation, the determination and calculation of all elements of Base Cost and all other elements of the pricing mechanism described in Section 2.0 hereof and in Exhibit F as necessary to verify amounts charged to CUSTOMER by PROVIDER and compliance with the pricing mechanisms set forth in the Agreement. PROVIDER shall reasonably cooperate with CUSTOMER in the performance of these audits consistent with the practice of the parties prior to the Execution Date, including installing and operating audit software. If CUSTOMER requires PROVIDER to conduct any audit which results in any increased cost to PROVIDER, PROVIDER shall be entitled to pass on such extra costs to CUSTOMER through a special invoice, but only to the extent approved by CUSTOMER in advance. PROVIDER shall not be obligated to perform any functions not so approved by CUSTOMER.

5.3 Reports and Certifications. PROVIDER shall provide CUSTOMER such other reports and certifications relating to the Services as CUSTOMER may reasonably request, including all reports and sub-certifications necessary for officers of CUSTOMER to make the certifications required under the Sarbanes-Oxley Act of 2002 and all related rules and regulations and all related applicable stock exchange listing requirements. CUSTOMER shall reimburse PROVIDER for its reasonable cost of providing any report under Statement of Auditing Standards No. 70 (or any successor standard), except that no such reimbursement shall be required if PROVIDER provides such report to any other customer (excluding, prior to the Trigger Date, any member of the GE Group).

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6.0 CUSTOMER Commitments.

6.1 System Access. CUSTOMER agrees to provide to PROVIDER, at CUSTOMER’S expense, necessary access to the mainframe computer and related information technology systems (the “System”) on which CUSTOMER data is processed during the times (the “Service Hours”) specified in the PSAs, subject to reasonable downtime for utility outages, maintenance, performance difficulties and the like. In the event of a change in the Service Hours, CUSTOMER will provide PROVIDER with at least fifteen (15) calendar days written notice of such change.

6.2 Data Integrity. CUSTOMER will ensure that all data and information submitted by it to PROVIDER for performing the Services shall be accurate and complete and furnished in a timely manner.

6.3 Training. CUSTOMER shall provide all PROVIDER employees who are dedicated to CUSTOMER operations with training or training materials relating to business processes and regulatory matters uniquely related to the CUSTOMER business and reasonably required by such employees to meet the Performance Standards.

To the extent any non-performance or failure to meet Performance Standards by PROVIDER is due to CUSTOMER’s failure to comply with this Section 6.0, such non-performance or failure shall not be considered a breach in Performance Standards and/or a breach of this Agreement by PROVIDER.

7.0 Term.

7.1 Initial Term. The term of this Agreement shall commence on the Execution Date and terminate on December 31, 2012 (the “Common Termination Date”). The period from the Execution Date to the Common Termination Date is referred to as the “Initial Term”.

7.2 Renewal Term. The Agreement may be renewed for a single three (3) year term (the “Renewal Term”) upon the mutual written agreement of the parties at least twelve (12) months prior to the expiration of the Initial Term.

8.0 Termination.

8.1 Termination for Cause by CUSTOMER. CUSTOMER shall have the right at any time to terminate any PSA in whole or in part with respect to the affected Services, effective immediately and without prejudice to any other legal rights to which CUSTOMER may be entitled, upon the occurrence of any of the following events:

(a) PROVIDER becomes subject to any voluntary or involuntary order of any governmental agency for reasons within PROVIDER’s control prohibiting or materially impairing the performance of any of the Services and PROVIDER does not develop a work-around for such prohibition or impairment within thirty (30) days from receiving notice of such order from such governmental agency;

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(b) if PROVIDER or CUSTOMER, due to the actions of PROVIDER, is administratively cited by any governmental agency for materially violating, or is judicially found to have materially violated, any Law governing the performance of the Services;

(c) if a trustee or receiver or similar officer of any court is appointed for PROVIDER or for a substantial part of the property of PROVIDER, whether with or without consent;

(d) if bankruptcy, composition, reorganization, insolvency or liquidation proceedings are instituted by or against PROVIDER without such proceedings being dismissed within ninety (90) days from the date of the institution thereof; or

(e) a material breach of this Agreement or a PSA (including without limitation a failure of the Services to substantially conform to the Performance Standards) by PROVIDER that prohibits or materially impairs the performance of the Services or prohibits or materially impairs the reasonably intended benefits CUSTOMER is to receive from the Services based on the terms of this Agreement, and, upon receipt of notice thereof from CUSTOMER, PROVIDER (i) does not immediately undertake action in good faith to cure such breach, and (ii) does not provide to CUSTOMER a preliminary analysis of the root cause of such breach and an initial plan to cure such breach (which shall be prepared in consultation with CUSTOMER) within ten (10) days of such notice, and (iii) has not provided to CUSTOMER a definitive plan to cure such breach (which shall be prepared in consultation with and shall be reasonably acceptable to CUSTOMER) within thirty (30) days of such notice, and (iv) has not fully cured such default within ninety (90) days of such notice or such longer period as may have been approved by CUSTOMER as part of PROVIDER’s plan to cure such breach, provided, that any breach referred to in Section 1.2 shall be fully cured within thirty (30) days of such notice. Notwithstanding the foregoing, CUSTOMER shall not be entitled to terminate a PSA for a material breach if the breach (including a failure to conform to the Performance Standards) is caused primarily by the willful misconduct of CUSTOMER or its agents, or the failure of CUSTOMER to comply with its obligations under this Agreement or a PSA.

CUSTOMER must exercise any right to terminate a PSA, in whole or in part, within (12) twelve months from the date that CUSTOMER first becomes aware of the breach giving rise to such right to terminate or CUSTOMER will be deemed to have waived such right to terminate. Within fifteen (15) days of its notice to PROVIDER of its intent to terminate any PSA, in whole or in part, under this Section 8.1, CUSTOMER shall inform PROVIDER as to whether it will require PROVIDER to provide Services Transfer Assistance for a period not exceeding twenty-four (24) months from the date of such notice. If CUSTOMER fails to do so, CUSTOMER shall not be entitled to require PROVIDER to provide Services Transfer Assistance.

8.2 Termination for Cause by PROVIDER. PROVIDER shall have the right at any time to terminate any PSA in whole or in part with respect to the affected Services, effective immediately and without prejudice to any other legal rights to which PROVIDER may be entitled, upon the occurrence of any of the following events:

(a) non-payment in accordance with Section 3.6; or

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(b) as described below under Section 8.5 (Termination Relating to Liability Cap) hereof.

PROVIDER must exercise any right to terminate this Agreement or any PSA within (12) twelve months from the date that PROVIDER first becomes aware of the breach giving rise to such right to terminate or PROVIDER will be deemed to have waived such right to terminate. Within fifteen (15) days of PROVIDER’s notice to CUSTOMER of PROVIDER’s intent to terminate any PSA in accordance with this Sections 8.2, CUSTOMER shall inform PROVIDER as to whether it will require PROVIDER to provide Services Transfer Assistance for a period not exceeding fourteen (14) months from the date of such notice, provided, in the case of a termination described in clause (a), that CUSTOMER has made all outstanding payments under any invoice in accordance with Section 3.2 hereof. If CUSTOMER fails to give such notice, CUSTOMER shall not be entitled to require PROVIDER to provide Services Transfer Assistance. At PROVIDER’s option, CUSTOMER shall be required to pay for Services Transfer Assistance provided under this paragraph in advance.

With respect to any other breach of this Agreement or a PSA by CUSTOMER, PROVIDER will be entitled to invoke the applicable dispute resolution process under Section 21.12 hereof and pursue all remedies permitted by that process, but shall not be entitled to terminate this Agreement or any related PSA or voluntarily withhold any Services except as authorized pursuant to such process.

8.3 Termination for Convenience. CUSTOMER may terminate without cause any PSA in whole or in part at any time upon two hundred and seventy (270) days’ prior written notice to PROVIDER (or for any Services being provided by PROVIDER under any PSA to any third party customer of the CUSTOMER on behalf of CUSTOMER, any shorter notice period required by such third party customer that is specified in such PSA). For the avoidance of doubt, any CUSTOMER providing written notice of its intent to terminate any PSA in whole or in part under this Section 8.3 will continue to pay Charges for the terminated Services in accordance with such PSA and this Agreement for such two hundred and seventy (270) day period, and to the extent, if any, such Services are provided upon agreement of the parties after the termination of such PSA.

8.4 Termination Right Related to Change of Control of PROVIDER.

(a) Within sixty (60) days after a Change of Control of PROVIDER, the CUSTOMER may terminate this Agreement or any or all PSAs in whole or in part by sending written notice to PROVIDER. Within sixty (60) days after any Subsidiary of PROVIDER that is providing the Services (pursuant to a subcontract or otherwise) ceases to be a Subsidiary of PROVIDER, CUSTOMER may terminate any or all PSAs under which such Subsidiary performs the Services by sending written notice to PROVIDER. If the CUSTOMER fails to notify PROVIDER within such sixty (60) day written notice period, then CUSTOMER waives its right to terminate under this Section 8.4. CUSTOMER and PROVIDER must provide a transition period of at a minimum ninety (90) days in connection with any terminated Services. To enable CUSTOMER’s rights under this provision, PROVIDER shall notify CUSTOMER upon the signing of a definitive agreement that, if consummated, would result in a Change of Control or in any such Subsidiary ceasing to be a Subsidiary of PROVIDER.

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(b) The right of CUSTOMER to terminate this Agreement or any PSA in the event of a Change of Control of PROVIDER under this Section 8.4 shall no longer apply upon an initial public offering of PROVIDER.

8.5 Termination Right Related to Liability Cap. If either CUSTOMER or PROVIDER incurs liability to the other under this Agreement or any PSA in excess of the Liability Cap and does not agree to reset to zero the amounts counted toward the Liability Cap, the party that has not incurred such excess liability shall have the right to terminate this Agreement and/or PSAs by providing written notice to the other party. Within fifteen (15) days of the notice to PROVIDER of termination of this Agreement or any PSAs under this Section 8.5, CUSTOMER shall inform PROVIDER as to whether it will require PROVIDER to provide Services Transfer Assistance for a period not exceeding fourteen (14) months from the date of such notice. If CUSTOMER fails to do so, CUSTOMER shall not be entitled to Services Transfer Assistance.

8.6 Special Provisions for Regulated Companies.

(a) CUSTOMER shall have the right at any time to terminate any PSA in whole or in part with respect to the affected Services, effective immediately and without prejudice to any other legal rights to which CUSTOMER may be entitled, for a series of non-material or persistent breaches by PROVIDER, that in the aggregate have a material and significant adverse impact (i) on the administrative, management, planning, financial reporting or operations functions of CUSTOMER, or (ii) on the management of the Services, that remain uncured for ten (10) days after receipt of written notice thereof by CUSTOMER to PROVIDER. Within fifteen (15) days of its notice to PROVIDER of its intent to terminate any PSA, in whole or in part, under this Section 8.6, CUSTOMER shall inform PROVIDER as to whether it will require PROVIDER to provide Services Transfer Assistance for a period not exceeding twenty-four (24) months from the date of such notice. If CUSTOMER fails to do so, CUSTOMER shall not be entitled to require PROVIDER to provide Services Transfer Assistance.

(b) Except as provided in Sections 8.2 and 21.1 hereof (it being understood that Force Majeure will not relieve PROVIDER of its responsibility to provide the Services set forth in the BCP/DRP Plans), PROVIDER shall not voluntarily refuse to provide all or any portion of the Services in violation or breach of the terms of the Agreement or any related PSA. PROVIDER shall be relieved from its obligation to perform any Services and its obligations to pay any service credit under a PSA to the extent it is unable to perform any Services or to perform in accordance with any applicable Performance Standard as a result of CUSTOMER’s failure to perform its obligations under such PSA. Notwithstanding the dispute resolution provisions set forth in Section 21.12, if PROVIDER breaches this covenant, CUSTOMER shall be entitled to apply to a court of competent jurisdiction for specific performance by PROVIDER of its obligations under this Agreement and the related PSAs without the necessity of posting any bond.

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8.7 Termination of Agreement. This Agreement may be terminated by either party upon thirty (30) days’ prior written notice to the other party if there are no outstanding PSAs or other Services being provided pursuant to this Agreement. PROVIDER will have no obligation to accept any future PSAs after the date of such termination.

8.8 Continued Performance. Termination of this Agreement for any reason provided herein shall not relieve either party from its obligation to perform its obligations hereunder up to the effective date of such termination or to perform such obligations as may survive termination in accordance with this Agreement.

9.0 Obligations on Expiration and Termination.

(a) PROVIDER shall cooperate with CUSTOMER to assist in the orderly transfer of the Services to CUSTOMER itself or its designee (including another services provider) in connection with the expiration, non-renewal or earlier termination of the Agreement and/or each PSA for any reason, however described. The Services include “Services Transfer Assistance,” which includes providing CUSTOMER and its successors, and their respective agents, contractors and consultants, as necessary, with (i) such cooperation and other services incidental to the transfer of the Services as CUSTOMER may reasonably request, (ii) all or such portions of the Services as CUSTOMER may request, and (iii) such other transition services as may be provided for in any PSA. Neither the term of the Agreement nor the term of any PSA shall be deemed to have expired or terminated until the Services Transfer Assistance thereunder is completed.

(b) Upon CUSTOMER’s request, PROVIDER shall provide Services Transfer Assistance commencing up to one (1) year prior to expiration or termination of the Agreement or any PSA and continuing for the periods described in this Agreement. PROVIDER shall provide the Services Transfer Assistance even in the event of CUSTOMER’s material breach (other than an uncured payment default) of this Agreement or any PSA.

(c) If any Services Transfer Assistance provided by PROVIDER requires the utilization of additional resources that PROVIDER would not otherwise use in the performance of the Services, but for which there is a charging methodology provided for in the Agreement or such PSAs, CUSTOMER will pay PROVIDER for such usage at the then-current applicable Charges and in the manner set forth in the Agreement and/or applicable PSAs. If the Services Transfer Assistance requires PROVIDER to incur costs that PROVIDER would not otherwise incur in the performance of the Services under the Agreement and applicable PSAs, then PROVIDER shall notify CUSTOMER of the identity and scope of the activities requiring that PROVIDER incur such costs and the projected amount of the charges that will be payable by CUSTOMER for the performance of such assistance. Upon CUSTOMER’s prior authorization, PROVIDER shall perform the assistance and invoice CUSTOMER for such charges. CUSTOMER shall bear all costs agreed in advance between the parties and incurred by PROVIDER on account of transition/migration of services/processes from PROVIDER to CUSTOMER or its designee.

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10.0 Assignment and Subcontracting.

10.1 PROVIDER Assignment. Without the prior written consent of CUSTOMER, PROVIDER shall not voluntarily, involuntarily or by operation of law, assign or otherwise transfer this Agreement, any related PSA or any of PROVIDER’s rights hereunder or thereunder. Any assignment or transfer without CUSTOMER’s written consent shall be null and void. Notwithstanding anything to the contrary above, PROVIDER shall have the right to assign this Agreement or any PSA, in whole or in part, to any Affiliate of PROVIDER upon thirty (30) days’ prior written notice to CUSTOMER and subject to receipt by CUSTOMER of all regulatory approvals. Following any such assignment to an Affiliate of PROVIDER, PROVIDER shall remain liable for the performance of all of PROVIDER’s obligations under this Agreement and each PSA. This Agreement and all of the terms and provisions hereof will be binding upon, and will inure to the benefit of PROVIDER’s successors and permitted assigns.

10.2 Subcontracting. PROVIDER shall not enter into any subcontracts for the performance of the Services without the prior written consent of CUSTOMER, provided, that (i) PROVIDER may enter into subcontracts without such consent upon written notice to CUSTOMER (i) with its Subsidiaries and Subsidiaries of its parent company, GECIS Global Holdings, and (ii) for the performance of temporary labor that is not material to the performance of the Services. In the event a subcontract is proposed by PROVIDER, PROVIDER shall furnish such information as reasonably requested by CUSTOMER to enable CUSTOMER to ascertain to its satisfaction that such proposed subcontractor of PROVIDER is able to meet CUSTOMER’s quality standards and comply with the terms and conditions of this Agreement. In the case of any subcontract, notwithstanding CUSTOMER’s consent thereto, PROVIDER shall remain liable for the performance of all of PROVIDER’s obligations under, and the compliance by the subcontractor with all of the provisions of, this Agreement and each PSA. CUSTOMER shall not be obligated to pay any person other than PROVIDER for Services rendered by any subcontractor.

10.3 CUSTOMER Assignment. Without the prior written consent of PROVIDER, CUSTOMER shall not voluntarily, involuntarily or by operation of law, assign or otherwise transfer this Agreement, any related PSA or any of CUSTOMER’s rights hereunder or thereunder. Any assignment or transfer without PROVIDER’s written consent shall be null and void. Notwithstanding anything to the contrary in this Section 10.3, CUSTOMER shall have the right to assign this Agreement or any PSA, in whole or in part, to any Affiliate of CUSTOMER upon thirty (30) days’ prior written notice to PROVIDER and subject to receipt by CUSTOMER of all regulatory approvals. Following any such assignment to an Affiliate of CUSTOMER, CUSTOMER shall remain liable for the performance of all of CUSTOMER’s obligations under this Agreement and each PSA. This Agreement and all of the terms and provisions hereof will be binding upon, and will inure to the benefit of CUSTOMER’s successors and permitted assigns.

11.0 Confidentiality.

11.1 Obligations of PROVIDER. From and after the Execution Date, subject to Section 11.3 and the rights of PROVIDER with respect to the CUSTOMER Licensed

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Technology pursuant to Exhibit I, and except as otherwise contemplated by this Agreement or any PSA, PROVIDER shall not, and shall cause its Affiliates and their respective officers, directors, employees, and other agents and representatives, including attorneys, agents, customers, suppliers, contractors, consultants and other representatives of any Person providing financing (collectively, “Representatives”), not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than Representatives of such party or of its Affiliates who reasonably need to know such information in providing Services to CUSTOMER or use or otherwise exploit for its own benefit or for the benefit of any third party, any CUSTOMER Confidential Information. If any disclosures are made in connection with providing Services to CUSTOMER, its Affiliates or Representatives under this Agreement, then the CUSTOMER Confidential Information so disclosed shall be used only as required to perform the Services. PROVIDER shall use the same degree of care to prevent and restrain the unauthorized use or disclosure of the CUSTOMER Confidential Information by any of its Representatives as it currently uses for its own confidential information of a like nature, but in no event less than a reasonable standard of care. For purposes of this Section 11.1, any Information, material or documents relating to the Genworth Business currently or formerly conducted, or proposed to be conducted, by any member of the Genworth Group furnished to or in possession of PROVIDER and its Affiliates and Representatives, irrespective of the form of communication, and all notes, analyses, compilations, forecasts, data, translations, studies, memoranda or other documents prepared by PROVIDER, its Affiliates and their respective Representatives, that contain or otherwise reflect such Information, material or documents is hereinafter referred to as “CUSTOMER Confidential Information.” “CUSTOMER Confidential Information” does not include, and there shall be no obligation hereunder with respect to, Information that (i) is or becomes generally available to the public, other than as a result of a disclosure by PROVIDER, its Affiliates or Representatives not otherwise permissible hereunder, (ii) PROVIDER or such Affiliate or Representative can demonstrate was or became available to such person from a source other than CUSTOMER or its Affiliates, or (iii) is developed independently by PROVIDER or such Affiliate or Representative without reference to the CUSTOMER Confidential Information; provided, however, that, in the case of clause (ii), the source of such information was not known by such persons to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, CUSTOMER or any of its Affiliates with respect to such information.

11.2 Obligations of CUSTOMER. From and after the Execution Date, subject to Section 11.3 and the rights of CUSTOMER with respect to the PROVIDER Licensed Technology pursuant to Exhibit I, and except as otherwise contemplated by this Agreement, CUSTOMER shall not, and shall cause its Affiliates and their respective Representatives, not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than Representatives of such party or of its Affiliates who reasonably need to know such information in providing Services to CUSTOMER or any Affiliate of CUSTOMER or use or otherwise exploit for its own benefit or for the benefit of any third party, any PROVIDER Confidential Information. If any disclosures are made in connection with providing Services to CUSTOMER or any of its Affiliates under this Agreement, then PROVIDER Confidential Information so disclosed shall be used only as required to perform the Services. CUSTOMER and its Affiliates shall use the same degree of care to prevent and restrain the unauthorized use or disclosure of

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PROVIDER Confidential Information by any of their Representatives as they currently use for their own confidential information of a like nature, but in no event less than a reasonable standard of care. For purposes of this Section 11.2, any Information, material or documents relating to the businesses currently or formerly conducted, or proposed to be conducted, by PROVIDER or any of its Affiliates furnished to or in possession of CUSTOMER or any of its Affiliates, irrespective of the form of communication, and all notes, analyses, compilations, forecasts, data, translations, studies, memoranda or other documents prepared by CUSTOMER or its officers, directors and Affiliates, that contain or otherwise reflect such information, material or documents is hereinafter referred to as “PROVIDER Confidential Information.” “PROVIDER Confidential Information” does not include, and there shall be no obligation hereunder with respect to, information that (i) is or becomes generally available to the public, other than as a result of a disclosure by CUSTOMER or its Representatives not otherwise permissible hereunder, (ii) CUSTOMER or such Representative can demonstrate was or became available to it from a source other than PROVIDER and its Affiliates, or (iii) is developed independently by CUSTOMER or its Representatives without reference to PROVIDER Confidential Information; provided, however, that, in the case of clause (ii), the source of such information was not known by CUSTOMER to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, PROVIDER or its Affiliates with respect to such information.

11.3 Required Disclosures. If PROVIDER or its Affiliates, on the one hand, or CUSTOMER or its Affiliates, on the other hand, are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) by any Governmental Authority or pursuant to applicable Law to disclose or provide any CUSTOMER Confidential Information or PROVIDER Confidential Information as applicable, the entity or person receiving such request or demand shall use all reasonable efforts to provide the other party with written notice of such request or demand as promptly as practicable under the circumstances so that such other party shall have an opportunity to seek an appropriate protective order. The party receiving such request or demand agrees to take, and cause its representatives to take, at the requesting party’s expense, all other reasonable steps necessary to obtain confidential treatment by the recipient. Subject to the foregoing, the party that received such request or demand may thereafter disclose or provide any CUSTOMER Confidential Information or PROVIDER Confidential Information, as the case may be, to the extent required by such Law (as so advised by counsel) or by lawful process or such Governmental Authority.

11.4 HIPAA Addendum. If PROVIDER in connection with the provision of a Service, constitutes a Business Associate (as defined in HIPAA and/or the HIPAA Privacy Rule) and uses Protected Health Information (as defined in HIPAA and/or the HIPAA Privacy Rule) generated by or entrusted to CUSTOMER, then the terms of Exhibit J shall apply with respect to such Service. CUSTOMER shall provide notice to PROVIDER of changes in HIPAA and/or the HIPAA Privacy Rule relevant to the performance of the Services and appropriate training to PROVIDER regarding compliance with HIPAA and the HIPAA Privacy Rule in accordance with Section 6.3.

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11.5 Data Ownership. All data, records, and reports provided by CUSTOMER to PROVIDER or generated in connection with the Services by PROVIDER and relating to the Genworth Business or the customers of the Genworth Group (collectively, “Records”), whether in existence at the Execution Date hereof or compiled thereafter in the course of performing the Services, shall be treated by PROVIDER and its subcontractors as the exclusive property of CUSTOMER or other member of the Genworth Group and the furnishing of such Records, or access to such items by, PROVIDER and/or its subcontractors, shall not grant any express or implied interest in or license to PROVIDER and/or its subcontractors relating to such Records other than as is necessary to perform and provide the Services to the Genworth Group. Upon request by CUSTOMER at any time and from time to time and without regard to the default status of the parties under the Agreement, PROVIDER and/or its subcontractors shall promptly deliver to CUSTOMER the Records in electronic format and in such hard copy as exists on the date of the request by CUSTOMER.

12.0 Indemnities and Insurance.

12.1 PROVIDER Indemnity. PROVIDER will indemnify, defend and hold all of the members of the Genworth Group and its Representatives (collectively, the “CUSTOMER Indemnified Parties”) harmless against any losses, damages, liabilities, costs (including reasonable attorneys’ fees and expenses) relating to a PSA (collectively, “Losses”) resulting from or arising out of any third party claims or actions resulting from or arising out of:

(a) a failure by PROVIDER to comply with its obligations regarding compliance with Laws; or

(b) subject to Section 13.1 (Liability Cap), a material breach of this Agreement and/or any PSA.

12.2 CUSTOMER Indemnity. Subject to PROVIDER’s obligations to comply with Laws, CUSTOMER will indemnify, defend and hold PROVIDER and its Representatives (collectively, the “PROVIDER Indemnified Parties”) harmless against any Losses resulting from or arising out of any third party claims or actions resulting from or arising out of:

(a) the failure of CUSTOMER to comply with any applicable Law, or

(b) subject to Section 13.1 (Liability Cap), the third party’s receipt or use of Services not in contravention of CUSTOMER’s instructions, but only to the extent CUSTOMER itself would have been liable if it had itself performed the acts giving rise to liability and the liability does not arise from a breach by PROVIDER of the relevant PSA.

12.3 Mutual Indemnity.

(a) PROVIDER agrees to indemnify, defend and hold harmless the CUSTOMER Indemnified Parties from and against Losses resulting from or arising out of any third party claims or actions resulting from or arising out of: (i) death or bodily injury to a third party (or its legal representatives or successors) or physical damage to real or tangible personal

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property of such third party to the extent caused directly and proximately by the negligent misconduct of PROVIDER, (ii) fraudulent, criminal, or dishonest acts or fraudulent, criminal or dishonest omissions of PROVIDER, or (iii) any breach by PROVIDER of the confidentiality provisions in Section 11.0 (Confidentiality).

(b) CUSTOMER will indemnify, defend and hold harmless the PROVIDER Indemnified Parties from and against Losses resulting from or arising out of any third party claims or actions resulting from or arising out of: (i) death or bodily injury to a third party (or its legal representatives or successors) or physical damage to real or tangible personal property of such third party to the extent caused directly and proximately by the negligent misconduct of CUSTOMER, (ii) fraudulent, criminal, or dishonest acts or fraudulent, criminal or dishonest omissions of CUSTOMER, or (iii) any breach by CUSTOMER of the confidentiality provisions in Section 11.0 (Confidentiality).

12.4 Infringement Indemnity.

(a) PROVIDER will indemnify, defend and hold the CUSTOMER Indemnified Parties harmless from and against Losses incurred as a result of any claim of, or action for, infringement, violation or misappropriation of any Intellectual Property right related to such CUSTOMER Indemnified Party’s possession or anticipated use of any Software, documentation, information, data or other property (“Material”) furnished by PROVIDER (including the PROVIDER Solutions but not including any such infringements, violations or misappropriations existing prior to the Execution Date) for use by such CUSTOMER Indemnified Party in connection with the Services, provided, however, that the CUSTOMER Solutions will be deemed property furnished by PROVIDER for the purposes of the foregoing.

(b) CUSTOMER will indemnify, defend and hold the PROVIDER Indemnified Parties harmless from and against Losses incurred as a result of any claim of, or action for, infringement, violation or misappropriation of any Intellectual Property right related to such PROVIDER Indemnified Party’s possession or anticipated use of any Materials furnished by CUSTOMER (except for CUSTOMER Third Party Resources and any infringements, violations or misappropriations existing prior to the Execution Date). With respect to any CUSTOMER Third Party Resources that CUSTOMER furnishes to a PROVIDER Indemnified Party, CUSTOMER will provide to such PROVIDER Indemnified Party any indemnification, defense, and hold harmless benefits that such member receives from the applicable third party with respect to such CUSTOMER Third Party Resources.

(c) No party providing indemnification under this Section 12.4 (“Indemnifying Party”) will have any obligation under this Section 12.4 or other liability to any party being indemnified under this Section 12.4 (“Indemnified Party”) for any infringement or misappropriation claim or action resulting or alleged to result from: (i)(A) use of the allegedly infringing Material or any part thereof in combination with any equipment, Software or data with which such Material was not intended to be combined and not otherwise approved by the Indemnifying Party, (B) use in any manner for which such Material was not intended, or (C) modification or alteration of such Material by a Person other than the Indemnifying Party in any manner for which such Material was not intended; (ii) any claim or action arising from any

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instruction, information, design or other materials furnished by the Indemnified Party to the Indemnifying Party hereunder; or (iii) the Indemnified Party’s continuing the allegedly infringing activity after being informed and provided for no additional charge with modifications that would have avoided the alleged infringement.

(d) In the event that some or all of the Material furnished by PROVIDER or CUSTOMER is held or is in the reasonable opinion of the other likely to infringe, violate or misappropriate any Intellectual Property right of a third party, the furnishing party will have the option, at its expense, (i) to modify the Material to remedy such infringement, violation or misappropriation while maintaining the same quality and function; (ii) to replace the Material with other Material that does not infringe, violate or misappropriate any Intellectual Property right while maintaining the same quality and function in all material respects; (iii) to obtain a license to allow the other and its Affiliates to continue using the Material without any additional cost to the other or its Affiliates; (iv) to require return of the Material and all rights thereto from the other; provided, however, that if PROVIDER requires such a return, PROVIDER shall still be required to perform the Services hereunder, or (v) if the furnishing party is a member of the Genworth Group, to renegotiate the applicable PSA to eliminate any obligation by such member to furnish such Material. If any such return materially affects PROVIDER’s ability to meet its obligations under this Agreement or any PSA, then CUSTOMER may, at its sole option, terminate any affected PSA in accordance with Section 8.1 (Termination for Cause by CUSTOMER) without prejudice to the CUSTOMER’s right to recover any permitted damages under this Agreement and such PSA.

12.5 Limitation on Indemnity Obligation. The obligations to indemnify, defend and hold harmless set forth above in this Section 12.0 (Indemnity) will not apply to the extent the Indemnified Party was responsible for giving rise to the matter upon which the claim or action for indemnification is based and will not apply to the extent to which the Indemnified Party fails to (i) promptly notify the Indemnifying Party of any matters in respect of which the indemnity may apply and of which the Indemnified Party has knowledge (provided, however, that any delay in providing such notice will not relieve the Indemnifying Party of its obligations under this Section 12.0 to the extent such delay does not materially prejudice the Indemnifying Party’s defense of any such claim or action); (ii) gives the Indemnifying Party the full opportunity to control the response thereto and the defense thereof, including any agreement relating to the settlement thereof, provided, however, that the Indemnifying Party will not settle any such claim or action without the prior written consent of the Indemnified Party (which will not be unreasonably withheld or delayed); and (iii) cooperates with the Indemnifying Party, at the Indemnifying Party’s cost and expense, in the defense or settlement thereof. The Indemnified Party may participate, at its own expense, in such defense and in any settlement discussions directly or through counsel of its choice on a monitoring, non-controlling basis.

12.6 Indemnification Obligations Net of Insurance Proceeds and on an After-Tax Basis

(a) Any liability subject to indemnification under this Agreement (hereinafter referred to as “Liability” for the purposes of this Section 12.6) will be net of Insurance Proceeds that actually reduce the amount of the Liability and will be determined on an After-Tax Basis. Accordingly, the amount which any Indemnifying Party is required to pay to the Indemnified

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Party will be reduced by any Insurance Proceeds theretofore actually recovered by or on behalf of the Indemnified Party in respect of the related Liability. If an Indemnified Party receives a payment (“Indemnity Payment”) required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives Insurance Proceeds, then the Indemnified Party will pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the Insurance Proceeds had been received, realized or recovered before the Indemnity Payment was made.

(b) An insurer who would otherwise be obligated to pay any claim will not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto. The Indemnified Party will use its commercially reasonable efforts to seek to collect or recover any third-party (which will not include any captive insurance subsidiary) Insurance Proceeds (other than Insurance Proceeds under an arrangement where future premiums are adjusted to reflect prior claims in excess of prior premiums) to which the Indemnified Party is entitled in connection with any Liability for which the Indemnified Party seeks indemnification pursuant to this Section 12.0 (Indemnity); provided that the Indemnified Party’s inability to collect or recover any such Insurance Proceeds will not limit the Indemnifying Party’s obligations hereunder.

(c) The term “After-Tax Basis” as used in this Section 12.0 requires that, in determining the amount of any indemnification payment hereunder, the amount of the payment shall be (i) increased to take into account any additional Tax cost incurred by the Indemnified Party arising from the receipt of indemnification payments hereunder (“Tax Costs”) and (ii) decreased to take into account any deduction, credit or other tax benefit actually realized by the Indemnified Party with respect to such Liabilities (“Tax Benefits”). In computing the amount of any such Tax Cost or Tax Benefit, the Indemnified Party shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnification payment hereunder or the incurrence or payment of any indemnified Liabilities; provided, however, that if a Tax Cost or Tax Benefit is not realized in the taxable period during which an Indemnifying Party makes an indemnification payment or the Indemnified Party incurs or pays the amounts giving rise to indemnification, the parties hereto shall thereafter make payments to one another at the end of each subsequent taxable period to reflect the net Tax Costs and Tax Benefits realized by the parties hereto in each such subsequent taxable period.

12.7 Provider Insurance. During the Term and for two years following the expiration of the Term, PROVIDER will maintain (as a general policy and not only for the purposes of this Agreement) Professional and Technology Errors and Omissions Liability Insurance and Internet and Network Liability Insurance (the “E&O Policies”) providing protection against liability for (i) systems attacks, (ii) denial of service, (iii) introduction, implementation, or spread of malicious software code, (iv) unauthorized access and use, with combined limits of $20 million per occurrence and in annual aggregate.

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13.0 Limitation of Liability.

13.1 LIABILITY CAP. THE LIABILITY OF THE PARTIES AND THEIR AFFILIATES TO EACH OTHER FOR ANY AND ALL CAUSE(S) OF ACTION, REGARDLESS OF THE FORM OF ACTION (INCLUDING CONTRACT, TORT, NEGLIGENCE OR ANY OTHER), ARISING OUT OF OR RESULTING FROM THE PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY PSA WILL IN NO EVENT EXCEED IN THE AGGREGATE (I) THE AMOUNT OF CHARGES DUE BY THE GENWORTH GROUP UNDER ALL OF THE MOAS TO PROVIDER DURING THE [TWELVE (12) MONTH PERIOD] PRIOR TO THE DATE SUCH CAUSE OF ACTION AROSE, OR (II) IF THE SERVICES HAVE BEEN PROVIDED TO THE GENWORTH GROUP FOR LESS THAN TWELVE (12) MONTHS, THEN THE AVERAGE MONTHLY CHARGES DUE TO PROVIDER (AND ITS AFFILIATES) FOR ALL OF THE SERVICES PROVIDED TO THE GENWORTH GROUP UNDER ALL OF THE MOAS CONVERTED TO AN ANNUALIZED BASIS (THE “LIABILITY CAP”). THE LIABILITY CAP SET FORTH IN THIS SECTION 13.1 WILL APPLY TO ANY AMOUNTS PAID OR OWED PURSUANT TO SECTION 12.1(B) OR 12.2(B). IN ADDITION, IN NO EVENT SHALL PROVIDER BE LIABLE TO THE CUSTOMER IN THE AGGREGATE IN ANY CONTRACT YEAR IN RESPECT OF ANY AND ALL PSAs FOR MORE THAN $12.0 MILLION; PROVIDED, HOWEVER, THAT IF IN ANY CONTRACT YEAR PROVIDER’S ACTUAL LIABILITY TO THE CUSTOMER EXCEEDS $12.0 MILLION, AND (A) PROVIDER’S E&O POLICIES (AS DEFINED IN SECTION 12.7) COVER THE APPICABLE CLAIMS FOR WHICH PROVIDER IS LIABLE TO CUSTOMER UNDER THE APPLICABLE PSA, AND (B) THE COVERAGE LIMIT OF THE E&O POLICIES HAS NOT BEEN EXCEEDED PRIOR TO THE RESOLUTION OF SUCH CLAIMS, THEN PROVIDER’S LIABILITY TO CUSTOMER FOR SUCH CONTRACT YEAR IN EXCESS OF THE LIABILITY CAP SET FORTH ABOVE SHALL BE INCREASED BY AN AMOUNT EQUAL TO PROVIDER’S INSURANCE PROCEEDS UNDER THE E&O POLICIES UP TO AN ADDITIONAL $12.0 MILLION.

13.2 EXCLUSION OF INDIRECT DAMAGES. NEITHER PROVIDER NOR CUSTOMER WILL BE LIABLE TO THE OTHER OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY PSA, EVEN IF SUCH PARTY HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES COULD HAVE BEEN REASONABLY FORESEEN BY SUCH PARTY.

13.3 EXCEPTIONS. NOTWITHSTANDING THE FOREGOING, SECTIONS 13.1 (LIABILITY CAP) AND 13.2 (EXCLUSION OF INDIRECT DAMAGES) WILL NOT APPLY TO (I) CLAIMS FOR GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FRAUD, OR CRIMINAL ACTS OR OMISSIONS, (II) BREACH OF CONFIDENTIALITY, (III) ANY THIRD PARTY CLAIMS SUBJECT TO THE INDEMNIFICATION PROVISIONS OF THIS AGREEMENT (OTHER THAN THOSE UNDER SECTION 12.1(B) OR 12.2(B), WHICH WILL BE SUBJECT TO THE CAP), AND (IV) CHARGES PAYABLE BY CUSTOMER UNDER THE APPLICABLE PSA AND THIS AGREEMENT.

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14.0 PROVIDER Employees.

14.1 Responsibility for PROVIDER Employees. PROVIDER shall be responsible for all payments to its employees including any insurance coverage and benefit programs required by applicable law and regulation. Nothing in this Agreement shall constitute an employer-employee relationship between the employees of PROVIDER and CUSTOMER.

15.0 Representations, Warranties and Covenants.

15.1 PROVIDER Representations. PROVIDER represents, warrants and covenants that:

(a) PROVIDER has the facilities, equipment, staff, experience and expertise to perform and provide the Services required hereunder;

(b) PROVIDER is solvent and able to meet all financial obligations as they mature;

(c) PROVIDER has the necessary power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been or will be duly executed and delivered by PROVIDER and constitutes or will constitute the valid and binding agreement of PROVIDER, enforceable in accordance with its terms;

(d) Subject to Section 6.3, the execution and delivery of this Agreement by PROVIDER and the consummation by PROVIDER of the transactions herein contemplated will not contravene any provision of applicable Law, and will not constitute a breach of or default under any agreement or other instrument or any decree, judgment or order to which PROVIDER is currently a party or by which PROVIDER is bound;

(e) PROVIDER has provided to CUSTOMER a list referring to this paragraph which, to the knowledge of PROVIDER, sets forth all Software used by PROVIDER (other than such Software provided to PROVIDER by CUSTOMER) in the performance of the Services as of the Execution Date;

(f) After the Execution Date, PROVIDER will not use any New PROVIDER Materials in performing the Services without the prior written consent of CUSTOMER; and

(g) After the Execution Date, PROVIDER will not enter into any material agreement for the purchase of Hardware or Third Party Software or enter into any material Third Party Agreements without the prior written consent of CUSTOMER.

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15.2 CUSTOMER Representations. CUSTOMER represents, warrants and covenants that:

(a) CUSTOMER has the necessary power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been or will be duly executed and delivered by CUSTOMER and constitutes the valid and binding agreement of CUSTOMER, enforceable in accordance with its terms; and

(b) The execution and delivery of this Agreement by CUSTOMER and the consummation by CUSTOMER of the transactions herein contemplated will not contravene any provision of applicable Law, and will not constitute a breach of or default under any agreement or other instrument or any decree, judgment or order to which CUSTOMER is currently a party or by which CUSTOMER is bound.

15.3 Approvals and Consents. In addition to the obligations set forth in Section 6.0 of Exhibit I (CUSTOMER Third Party Resources), each party shall be responsible for obtaining all approvals, permissions, consents or grants required or which may be required for such party to undertake its duties and responsibilities regarding any Services under this Agreement and any related PSA. Additionally, each party shall provide such cooperation and support as may be necessary for the other party to secure such approvals, permissions, consents or grants.

15.4 Cooperation.

(a) The parties shall timely, diligently and on a commercially reasonable basis cooperate, facilitate the performance of their respective duties and obligations under this Agreement and each related PSA and reach agreement with respect to matters left for future review, consideration and/or negotiation and agreement by the parties, as specifically set forth in this Agreement and PSA. Further, the parties shall deal and negotiate with each other and their respective Affiliates in good faith in the execution and implementation of their duties and obligations under this Agreement.

(b) The parties shall make good faith efforts to share (i) versions, patches, fixes and other modifications recommended or required by third party providers of Software provided hereunder by either party to the other prior to or after the Execution Date and (ii) information regarding the foregoing (i).

(c) PROVIDER agrees, at CUSTOMER’s request and expense, to provide documentary information and any further assistance required in order to respond for CUSTOMER to state department of insurance or third party or administrative demands in regulatory or legal proceedings or in conjunction with formal department of insurance inquiries related to the Services performed by PROVIDER. The assistance rendered by PROVIDER under this Section 15.4(c) shall include causing PROVIDER’s employees to travel to the United States to participate in or testify at regulatory or legal proceedings relating to the Services as required by Law or request of any Governmental Authority or as otherwise reasonably requested by CUSTOMER, provided, that CUSTOMER shall reimburse PROVIDER for the reasonable travel and living expenses incurred by such employees in accordance with CUSTOMER’s reimbursement policies generally applicable to CUSTOMER’s employees.

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16.0 Notices.

All notices, requests, claims, demands and other communications under this Agreement shall be given or made (and shall be deemed to have been duly given or made if the sender has reasonable means of showing receipt thereof) by delivery in person, by reputable international courier service, by facsimile with receipt confirmed (followed by delivery of an original via reputable international courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 16.0):

TO PROVIDER:

Attention:
Designation:
Address:

Fax:
E-mail:

Copy To:

Attention:
Designation:
Address:
Fax:
E-mail:

TO CUSTOMER:

Attention:	Scott McKay
Designation:
Address:	6620 West Broad Street, Richmond, VA 23230
Fax:	804/662-7766
E-mail:	scott.mckay@ge.com

Copy To:

Attention:	Leon Roday
Designation:	Senior Vice President and General Counsel
Address:	6620 West Broad Street, Richmond, VA 23230
Fax:	(804) 662-2414
E-mail:	Leon.Roday@ge.com

Attention:	[Local President information]
Designation:
Address:
Fax:
E-mail:

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Attention:	[Local General Counsel information]
Designation:
Address:
Fax:
E-mail:

The parties may agree to additional notice requirements related to specific outsourcing projects from time to time.

17.0 Intellectual Property.

Exhibit I of this Agreement sets forth certain additional rights and obligations of the parties with respect to intellectual property.

18.0 Non Solicitation. Except with respect to general employment advertising or the use of independent employment agencies or search firms not specifically targeting the other party’s employees, during the Term and for a period of one year after the expiration or termination of this Agreement, neither party shall solicit or hire any individual while that individual is an employee of the other party, unless otherwise agreed in writing.

19.0 Change Control Procedure.

If either party requests a modification of the Agreement or any PSA, including (i) a change to the scope of the Services, Performance Standards, or Charges under any PSA, (ii) a change to the Exhibits or Schedules to the Agreement, (iii) the addition of New Services, (iv) a change to the features, functionality, scalability or performance of the Services, or (v) any other change to the terms of the Agreement or any PSA, the requesting party’s Account Executive or his or her designee shall submit a written proposal in the form attached as Exhibit K (a “Change Order Request”) to the other party’s Account Executive describing such desired change. Such party’s Account Executive shall review the proposal and reject or accept the proposal in writing within a reasonable period of time, but in no event more than thirty (30) days after receipt of the proposal. If the proposal is rejected, the writing shall include the reasons for rejection. If the proposal is accepted, the parties shall mutually agree on the changes to be made, if necessary, to the Agreement, the applicable PSA, any applicable Schedules or any applicable Exhibits. All such changes shall be made only in a written Change Order signed by the Account Executive of each of the parties or his designee (authorized in writing by the applicable party), and thereafter embodied in the applicable documents by appropriate written addenda thereto executed by PROVIDER and CUSTOMER.

20.0 Governance.

20.1 PROVIDER Account Executive.

(a) Designation and Authority. If a PROVIDER Account Executive has not been designated for the PROVIDER engagement under this Agreement as of the Execution Date, PROVIDER shall immediately designate a PROVIDER Account Executive after the Execution

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Date. The PROVIDER Account Executive, and his/her designee(s), shall have the authority to act for and bind PROVIDER and its subcontractors in connection with all aspects of this Agreement. All of CUSTOMER’s communications shall be sent to the PROVIDER Account Executive or his/her designee(s).

(b) Selection. Before assigning an individual to the position of Account Executive after the Execution Date, whether the person is initially assigned or subsequently assigned, PROVIDER shall:

(i) notify CUSTOMER of the proposed assignment for CUSTOMER’s approval;

(ii) introduce the individual to appropriate CUSTOMER representatives; and

(iii) consistent with Law and PROVIDER’s reasonable personnel practices, provide CUSTOMER with any other information about the individual that is reasonably requested.

(c) PROVIDER shall cause the person assigned to the position of Account Executive to maintain his or her principal office at a location designated by CUSTOMER and to devote all time and effort that is reasonably necessary to the provision of the Services under this Agreement. PROVIDER shall use commercially reasonable efforts to maintain the initial PROVIDER Account Executive at CUSTOMER for the minimum term of eighteen (18) months following the Execution Date, provided that any term that such Account Executive has already spent in his or her current position prior to the Execution Date shall be considered as a part of the 18-month period referred to herein, and each of the subsequent PROVIDER Account Executives for a minimum term of eighteen (18) months, unless such Account Executive (i) voluntarily resigns from PROVIDER, (ii) is dismissed by PROVIDER for (A) misconduct or (B) unsatisfactory performance in respect of his or her duties and responsibilities to CUSTOMER or PROVIDER, (iii) is unable to work due to his or her death, injury or disability, or (iv) is removed from the CUSTOMER assignment at the request of CUSTOMER. Whenever possible, PROVIDER shall give CUSTOMER at least ninety (90) days advance notice of a change of the Account Executive or if such ninety (90) days notice is not possible, the longest notice otherwise possible.

(d) Removal. If CUSTOMER determines that it is not in the best interests of CUSTOMER for the PROVIDER Account Executive to continue in his or her capacity, then CUSTOMER shall give PROVIDER written notice requesting that the Account Executive be replaced. PROVIDER shall replace the Account Executive as promptly as practicable, but, in any case, within thirty (30) days, in accordance with this Section 20.1.

20.2 CUSTOMER Account Executive.

(a) Designation and Authority. If a CUSTOMER Account Executive has not been designated for the PROVIDER engagement under this Agreement as of the Execution Date,

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CUSTOMER shall immediately designate a CUSTOMER Account Executive after the Execution Date. The CUSTOMER Account Executive and his/her designee(s) shall have the authority to act for and bind CUSTOMER and its contractors in connection with all aspects of this Agreement. All of PROVIDER’s communications shall be sent to the CUSTOMER Account Executive or his/her designee(s).

(b) Term. CUSTOMER shall cause the person assigned to the position of Account Executive to devote substantial time and effort to the management of CUSTOMER’s responsibilities under this Agreement. Whenever possible, CUSTOMER shall give PROVIDER at least ninety (90) days advance notice of a change of the Account Executive or if such ninety (90) days notice is not possible, the longest notice otherwise possible.

20.3 Key Employees of PROVIDER. For this Agreement and each PSA executed pursuant hereto, PROVIDER shall notify CUSTOMER in writing of the names of all of the PROVIDER employees dedicated to providing Services under each such agreement who are at the senior professional band and above (each a “Key Employee”). If such notice has not been provided as of the Execution Date, such notice shall be provided within thirty (30) days of the execution of this Agreement and each PSA. PROVIDER shall use commercially reasonable efforts to maintain the initial Key Employees at CUSTOMER for the minimum term of eighteen (18) months following the Execution Date, provided that any term that such Key Employee has already spent in his or her current position prior to the Execution Date shall be considered as a part of the 18-month period referred to herein, and each of the subsequent Key Employees for a minimum term of eighteen (18) months, unless any such Key Employee (i) voluntarily resigns from PROVIDER, (ii) is dismissed by PROVIDER for (A) misconduct or (B) unsatisfactory performance in respect of his or her duties and responsibilities to CUSTOMER or PROVIDER, (iii) is unable to work due to his or her death, injury or disability, or (iv) is removed from the CUSTOMER assignment at the request of CUSTOMER. Whenever possible, PROVIDER shall give CUSTOMER at least ninety (90) days advance notice of a change of a Key Employee or if such ninety (90) days notice is not possible, the longest notice otherwise possible. If CUSTOMER determines that it is not in the best interests of CUSTOMER for any Key Employee to continue in his or her capacity, then CUSTOMER shall give PROVIDER written notice requesting that such Key Employee be replaced. PROVIDER shall replace the Key Employee as promptly as practicable, but, in any case, within thirty (30) days, in accordance with this Section 20.3.

20.4 Meetings.

(a) The parties will participate in an (i) annual budgeting and pricing process and a quarterly demand planning process as described in Section 2.10 and (ii) an annual business strategy and productivity enhancement process as directed by CUSTOMER.

(b) CUSTOMER may call meetings from time to time with reasonable notice to be held by telephone or video conference to generally review matters relating to the terms and conditions of this Agreement and any PSA, the compliance of each of the parties herewith, and to consider policies, planning and performance relating to quality controls, production, efficiency and productivity, costs and any other special matter or matters of concern. In addition, either

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party shall have the right to call meetings by telephone or video conference, as necessary, with reasonable notice to the other party, to discuss and resolve specific matters of concern as they occur. All meetings shall be attended by the representatives of the parties who are responsible for performances as to those matters to be discussed. Either party may also request an in-person meeting with reasonable notice to the other party. The expenses for such meeting, including travel and lodging shall be borne by the party calling the meeting; however, such expenses will be agreed upon by the parties prior to such meeting.

20.5 Operational Dispute Resolution. As contemplated by Section 1.2 of Exhibit G, the parties may attempt to resolve Disputes in the normal course of business at the operational level as described in this Section 20.5. The line managers of the parties shall attempt in good faith to resolve such Dispute through negotiation. If the line managers cannot resolve the Dispute within a reasonable period of time, the Dispute shall be escalated by CUSTOMER to the applicable operations leader and by PROVIDER to the applicable service leader. If such persons can not resolve the Dispute within a reasonable period of time, the Dispute shall be escalated to the Account Executives of both parties. If the Dispute is not resolved by the Account Executives within a reasonable period of time or, in any case, if such Dispute is not resolved within ten (10) days after commencement of negotiations pursuant to this Section 20.5, the Dispute shall be handled in accordance with Exhibit G.

21.0 Miscellaneous.

21.1 Force Majeure. No party hereto (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement or any related PSA, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (i) notify the other parties of the nature and extent of any such Force Majeure condition and (ii) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible. The preceding sentence shall not relieve PROVIDER of its obligation to provide the Services described in the BCP/DRP Plans described in Section 1.2 hereof. If PROVIDER’s performance is affected by Force Majeure for a period of more than ten (10) calendar days, then CUSTOMER may terminate this Agreement or any affected PSA by giving written notice to PROVIDER before performance has resumed without payment of any amount other than accrued Charges.

21.2 Independent Contractors. The parties shall be and act as independent contractors, and under no circumstances shall this Agreement be construed as one of agency, partnership, joint venture or employment between the parties. Each party agrees and acknowledges that it neither has nor will give the appearance or impression of having any legal authority to bind or commit the other party in any way.

21.3 Failure to Object Not a Waiver. The failure of either party to object to or to take affirmative action with respect to any conduct of the other party which is in violation of the terms hereof shall not be construed as a waiver thereof, nor of any future breach or subsequent wrongful conduct.

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21.4 Governing Law. This Agreement is to be governed by and construed and interpreted in accordance with the laws of the State of New York of the United States of America, which is applicable to contracts wholly made and performed therein. PROVIDER hereby submits to the jurisdiction of all courts where CUSTOMER is authorized to do business and all courts of the United States. Any action in regard to the contract or arising out of its terms and conditions shall be instituted and litigated in the United States.

21.5 No Third-Party Beneficiaries. Except as provided in Section 12.0 with respect to Indemnified Parties, this Agreement is for the sole benefit of the parties to this Agreement and members of their respective Group and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

21.6 Publicity. Except as may be agreed upon in advance in writing by the parties or as required by Law or the rules of any securities exchange or self-regulatory organization, neither party will advertise, market or, except as required by Law, otherwise disclose to others any information relating to the making of this Agreement. With respect to any public filings, the filing party will seek confidential treatment in such filings of pricing, Performance Standards and other key contractual terms and conditions. Neither party will use any of the other party’s names, photographs, logos, trademarks, service marks, or other identifying characteristics in commerce (including in marketing brochures or press releases) without prior written consent.

21.7 Entire Agreement. Except as otherwise expressly provided in this Agreement, this Agreement (including the PSAs and the attachments hereto and thereto) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, between or on behalf of the parties hereto with respect to such subject matter, provided, that, unless otherwise expressly agreed by the parties, matters arising prior to the Execution Date shall be governed by the provisions of the ARMOA (including the PSAs and attachments thereto) as in effect prior to such date.

21.8 Amendment. No provision of this Agreement or any PSA may be amended or modified except by a written instrument signed by all the parties to such agreement. No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement or any PSA shall not operate or be construed as a waiver of any other subsequent breach.

21.9 Rules of Construction. Interpretation of this Agreement and the PSAs shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) references to the terms Article, Section, paragraph, Schedule and Exhibit are references to the Articles, Sections, paragraphs, Schedules and Exhibits to this Agreement and the PSAs unless otherwise specified, (c) the word “including” and words of similar import shall mean “including, without limitation,” (d) provisions shall apply, when

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appropriate, to successive events and transactions, (e) the table of contents and headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement and the PSAs, and (f) this Agreement and the PSAs shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. In the event of any apparent conflict between the provisions of this Agreement, any Exhibit to this Agreement or any PSA, such provisions shall be construed so as to make them consistent to the extent possible, and if such is not possible, then the parties will negotiate in good faith to resolve such conflicts in a commercially reasonable manner. If the parties are unable to resolve such conflicts, then the provisions of this Agreement shall control, provided, that the provisions of Exhibit B shall control over the provisions of the Agreement and any other Exhibits. In the event of any conflict between the provisions of this Agreement and any PSA, the provisions of this Agreement shall control.

21.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

21.11 Remedies Not Exclusive. No remedy herein conferred upon or reserved to a party is intended to be exclusive of any other remedy available at law or in equity, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity, by statute or otherwise.

21.12 Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement or any related PSA, or the validity, interpretation, breach or termination of any provision of this or PSA shall be resolved in accordance with the dispute resolution process set forth in Exhibit G hereof.

21.13 Language. All PSAs, documents, exhibits, schedules, deliverable items, notices and communications of any kind relating to this Agreement and the PSAs shall be made in the English language.

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21.14 Survival. The following sections of this Agreement shall survive termination of this Agreement and any PSA:

9.0	Obligations on Expiration and Termination

11.0	Confidentiality

12.0	Indemnities

12.1	Limitation of Liability

16.0	Notices

17.0	Intellectual Property

21.0	Miscellaneous

22.0 Attachments.

The following Exhibits are attached hereto and are incorporated into this Agreement:

Exhibit A	Definitions
Exhibit B	Local Modifications to Master Agreement
Exhibit C	Form of PSA
Exhibit D	BCP/DRP Plans
Exhibit E	Security Procedures
Exhibit F	Pricing Template
Exhibit G	Dispute Resolution
Exhibit H	RESERVED
Exhibit I	Intellectual Property
Exhibit J	Business Associate Addendum
Exhibit K	Change Control Procedure
Exhibit L	PSAs and Base Costs

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date first written above.

[CUSTOMER]

By:
Its:

GECIS INTERNATIONAL HOLDINGS, LUXEMBOURG, SWISS BRANCH ZUG

By:
Its:

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EXHIBIT A

Definitions

“Addendum” means the terms which are supplemental to and/or deviate from this Agreement as set forth in Exhibit B.

“Additional Services” means business process services that (i) are similar to any of the Services provided under a PSA in effect as of the date of the request for proposal for such services as described in Section 1.9 (Right of First Opportunity), (ii) are performed or could reasonably be performed in facilities located in India, China, Hungary or Mexico, and (iii) are anticipated to involve an annual purchase dollar volume in excess of $200,000.

“Agreement” means this Agreement, as amended and/or supplemented as set forth in Exhibit B, together with the other Exhibits and Schedules hereto.

“Affiliate” means (and, with a correlative meaning, “affiliated”) means, with respect to any Person, any direct or indirect subsidiary of such Person, and any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first Person; provided, however, that from and after the Execution Date, no member of the Genworth Group shall be deemed an Affiliate of any member of the PROVIDER Group for purposes of this Agreement and no member of the PROVIDER Group shall be deemed an Affiliate of any member of the Genworth Group for purposes of this Agreement. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies or the power to appoint and remove a majority of directors (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“After Tax Basis” shall have the meaning given in Section 12.6 hereof.

“Base Cost” shall be PROVIDER’s actual direct cost of providing the Services reasonably and equitably determined to be attributable to CUSTOMER by PROVIDER for each year. The elements of PROVIDER’s direct cost are described in the attached Exhibit L, and shall take into account cost productivity gains or losses, measured on a per-FTE basis.

“Baseline Charges” has the meaning set forth in Section 2.1 hereof.

“BCP/DRP Plans” shall have the meaning given such term in Section 1.2 hereof.

“Change Control Procedure” means the procedure set forth in Section 19.0 and Exhibit K for amending the Agreement including (i) a change to the scope of the Services, Performance Standards, or Charges under any Transaction Document, (ii) a change to the Exhibits or Schedules to this Agreement, (iii) the addition of New Services, (iv) a change to the features, functionality, scalability or performance of the Services, and (v) any other change to the terms of this Agreement or PSA.

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A “Change of Control” means (i) any Transfer of PROVIDER Equity Securities resulting in any Person or “group” (as such term would be interpreted under Section 13(d) of the Exchange Act) of Persons not holders of PROVIDER Equity Securities (or Affiliates of such persons) prior thereto owning, directly or indirectly, PROVIDER Equity Securities which comprise or are convertible into more than fifty percent (50%) of the outstanding PROVIDER Common Shares on a Fully Diluted basis, (ii) the Transfer of all or substantially all of the assets of PROVIDER (determined on a consolidated basis) to any Person or “group” of Persons of more than fifty percent (50%) of the outstanding PROVIDER Common Shares on a Fully Diluted basis or (iii) the issuance or sale by the PROVIDER of PROVIDER Equity Securities, or any merger, consolidation, combination, reorganization, recapitalization or other transaction or series of related transactions that results in the ownership by any Person or “group” of Persons of more than fifty percent (50%) of the outstanding PROVIDER Common Shares on a Fully Diluted basis.

“Change Order” means a document that amends the Agreement, including the changes described in (i) through (v) of the definition of “Change Control Procedure,” executed pursuant to the Change Control Procedure, in substantially the form set forth in Exhibit K.

“Change Order Request” has the meaning given in Section 19.0 hereof.

“Charges” shall have the meaning given such term in Section 2.1

“Common Termination Date” shall have the meaning given such term in Section 7.1 hereof.

“Contract Year” means the twelve-month period ending on May 24 of each year.

“Cost Factor” shall have the meaning given such term in Section 2.2 hereof.

“Covered Personnel” shall have the meaning given such term in Section 18.0 hereof.

“CPR” shall have the meaning given such term in Exhibit G hereof.

“CPR Arbitration Rules” shall have the meaning given such term in Exhibit G hereof.

“CUSTOMER Confidential Information” shall have the meaning given such term in Section 11.1 hereof.

“CUSTOMER Indemnified Party” shall have the meaning given such term in Section 12.1 hereof.

“CUSTOMER Licensed Technology” shall have the meaning given such term in Exhibit I hereof.

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“CUSTOMER Personal Data” means, as it relates to the Services, (i) Personal Data obtained by PROVIDER from any member of the Genworth Group, (ii) Personal Data (from whatever source) being processed by PROVIDER on behalf of any member of the Genworth Group, and (iii) Personal Data (from whatever source) pertaining to the personnel of any member of the Genworth Group or its Representatives.

“CUSTOMER Solutions” means all Technology and Intellectual Property owned by CUSTOMER pursuant to a PSA.

“CUSTOMER Third Party Resources” has the meaning given such term in Exhibit I hereof.

“Deliverable” means any deliverable or other work product that is developed as part of a PSA, or delivered to CUSTOMER as part of the Services.

“Discount Factor” shall have the meaning given such term in Sections 2.2 and 2.4 hereof.

“Dispute” shall have the meaning given such term in Exhibit G hereof.

“Due Date” shall have the meaning given such term in Section 3.2 hereof.

“E&O Policies” shall have the meaning set forth in Section 12.7 hereof.

“Exclusive Tender Period” shall have the meaning given such term in Section 1.9 hereof.

“Execution Date” means the date of this Agreement as set forth on the first page hereof.

“Force Majeure” means, with respect to a party, an event beyond the reasonable control of such party (or any Person acting on its behalf), which by its nature could not have been foreseen by such party (or such Person), or, if it could have been foreseen, was unavoidable after using commercially reasonable efforts, and includes acts of God, strikes and labor unrest (other than those against the party affected), storms, floods, riots, fires, sabotage, civil commotion or civil unrest, actions of a governmental entity limiting in a material fashion or prohibiting the provision of the Services, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity, one or more acts of terrorism or failure of energy sources.

“FTE” means the full time equivalent of the output of a natural person engaged by PROVIDER who is dedicated to performing Services or any portion thereof.

“Fully Diluted” means all outstanding PROVIDER Common Shares and all PROVIDER Common Shares issuable in respect of all PROVIDER Equity Securities that have, by their terms, the current right to vote with the outstanding PROVIDER Common Shares on an as-converted or as-exercised basis.

“GAAP” means generally accepted accounting principles prevailing from time to time in the applicable jurisdiction.

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“GE” means General Electric Company.

“GE Group” means GE and each Person (other than any member of the Genworth Group) that is an Affiliate of GE immediately after the Execution Date.

“Genworth” shall have the meaning given such term in the recitals of this Agreement.

“Genworth Business” means the businesses of (a) the members of the Genworth Group; (b) GEFAHI; and (c) those terminated, divested or discontinued businesses of the members of Genworth Group, other than those listed on Schedule A-1.

“Genworth Common Stock” means the Class A Common Stock, $0.0001 par value per share and the Class B Common Stock, $0.0001 par value per share, of Genworth.

“Genworth Group” means Genworth, each Subsidiary of Genworth immediately after the Execution Date and each other Person that is either controlled directly or indirectly by Genworth immediately after the Execution Date.

“Genworth Records Management Policies” means the Genworth Records Management Policy adopted by Genworth and provided to PROVIDER, as amended from time to time.

“Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality whether federal, state, local or foreign (or any political subdivision thereof), and any tribunal, court or arbitrator(s) of competent jurisdiction.

“Hardware” means the hardware and other furniture, fixtures and equipment owned or leased and then currently being used by PROVIDER to perform the Services under this Agreement or any PSA or to support such performance.

“HIPPA” shall have the meaning given such term in Exhibit J hereof.

“Improvement” shall have the meaning given such term in Exhibit I.

“Indemnity Payment” shall have the meaning given such term in Section 12.6 hereof.

“Indemnified Party” shall have the meaning given such term in Section 12.4 hereof.

“Indemnifying Party” shall have the meaning given such term in Section 12.4 hereof.

“Information” means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client

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privileged communications), memoranda and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data, including customer and/or consumer non-public personal financial information, non-public health information and protected health information as defined by applicable Law.

“Initial Notice” shall have the meaning given such term in Exhibit G hereof.

“Initial Term” shall have the meaning given such term in Section 7.1 hereof.

“Insurance Proceeds” means those monies: (a) received by an insured from an insurance carrier; (b) paid by an insurance carrier on behalf of the insured; or (c) received (including by way of set off) from any third party in the nature of insurance, contribution or indemnification in respect of any Liability; in any such case net of any applicable premium adjustments (including reserves and retrospectively rated premium adjustments) and net of any costs or expenses incurred in the collection thereof.

“Intellectual Property” means all of the following, whether protected, created or arising under the Laws of the United States, India, China, Hungary, Mexico or any other foreign jurisdiction: (a) patents, patent applications (along with all patents issuing thereon), statutory invention registrations, and divisions, continuations, continuations-in-part, and substitute applications of the foregoing, and any extensions, reissues, restorations and reexaminations of the foregoing, and all rights therein provided by international treaties or conventions, (b) copyrights, mask work rights, database rights and design rights, whether or not registered, published or unpublished, and registrations and applications for registration thereof, and all rights therein whether provided by international treaties or conventions or otherwise, (c) trade secrets, (d) trademarks, service marks, trade names, service names, trade dress, logos and other identifiers of source, including all goodwill associated therewith and all common law rights, registrations and applications for registration thereof, and all rights therein provided by international treaties or conventions, and all reissues, extensions and renewals of any of the foregoing, (e) all rights arising from or in respect of domain names and domain name registrations and reservations, and (f) all other applications and registrations related to any of the rights set forth in the foregoing clauses (a)-(e) above.

“Key Employee” shall have the meaning given such term in Section 20.3 hereof.

“Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, order or other requirement enacted, promulgated, issued or entered by a Governmental Authority, including without limitation, the Gramm-Leach-Bliley Act, its implementing regulations, applicable state privacy laws, and HIPPA.

“Liability” shall have the meaning given such term in Section 12.1 hereof.

“Losses” shall have the meaning given such term in Section 12.6 hereof

“Liability Cap” shall have the meaning given such term in Section 13.1 hereof.

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“PROVIDER Common Shares” means shares of PROVIDER Common Stock.

“PROVIDER Common Stock” means PROVIDER’s Common Stock, par value $[0.01] per share, and any capital stock of PROVIDER into which such PROVIDER Common Stock may hereafter be converted, changed, reclassified or exchanged.

“PROVIDER Equity Securities” means (i) the PROVIDER Common Shares, (ii) shares of PROVIDER Preferred Stock and (iii) any securities issued by PROVIDER that are convertible into or exchangeable or exercisable for, or which represent options, warrants or other rights to acquire, PROVIDER Common Stock.

“PROVIDER Preferred Stock” means PROVIDER’s Convertible 3.5% PIK Preferred Stock, par value $[0.01] per share, and any capital stock of PROVIDER into which PROVIDER Preferred Stock may hereafter be converted, changed, reclassified or exchanged.

“Material” shall have the meaning given such term in Section 12.4 hereof.

“Mission Critical” operations shall mean those operations identified by CUSTOMER from time to time as mission critical in one (1) or more written notices to PROVIDER.

“MOAs” means (i) all of the Second Amended Master Outsourcing Agreements and other agreements entered into between Affiliates of Genworth and PROVIDER and its Affiliates in connection with that certain Outsourcing Services Separation Agreement dated May 24, 2004 between Genworth and PROVIDER (ii) all PSAs, Descriptions of Services and other documents executed pursuant to such agreements, and (iii) all similar agreements, all as identified by the parties as of the Execution Date and thereafter.

“Moral Rights” shall have the meaning given such term in Exhibit I hereof.

“New PSAs” shall have the meaning set forth in Section 2.5 hereof.

“New PROVIDER Materials” means all Software first used by PROVIDER or its Affiliates or their Representatives in performing the Services after the Execution Date.

“New Services” shall have the meaning given such term in Section 1.7 hereof.

“Payment Default Notice” shall have the meaning given such term in Section 3.5 hereof.

“Performance Standards” means the performance requirements for PROVIDER set forth in any PSA.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or other entity.

“Personal Data” means any information that is identified or identifiable with a natural person, including employees, directors, shareholders, customers, prospects, contacts and suppliers of the Genworth Group.

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“Project” means a project anticipated to have a finite (rather than indefinite or year-to-year) life span.

“PROVIDER Confidential Information” shall have the meaning given such term in Section 11.2 hereof.

“PROVIDER Group” means PROVIDER, each Subsidiary of PROVIDER immediately after the Execution Date and each other Person that is either controlled directly or indirectly by PROVIDER immediately after the Execution Date.

“PROVIDER Indemnified Parties” shall have the meaning given such term in Section 12.2 hereof.

“PROVIDER Licensed Technology” shall have the meaning given such term in Exhibit I.

“PROVIDER Solutions” means all Technology and Intellectual Property owned by PROVIDER pursuant to a PSA.

“PSA(s)” means the Project Specific Agreements entered into between the parties under the original Master Outsourcing Agreement and hereafter and certain other services agreements entered into between the parties, all of which are and shall be listed on Exhibit L hereof.

“Records” shall have the meaning given such term in Section 11.5 hereof.

“Required Consents” shall have the meaning given such term in Exhibit I hereof.

“Renewal Term” shall have the meaning given such term in Section 7.2 hereof.

“Representatives” shall have the meaning given such term in Section 11.1 hereof

“Response” shall have the meaning given such term in Exhibit G hereof.

“Service Hours” shall have the meaning given such term in Section 6.1 hereof.

“Services” means (a) any services described in a PSA, (b) the services described in the BCP/DRP Plans, and (c) any other functions, responsibilities, tasks not specifically described in the Agreement or PSA which are required for the proper performance of and provision of the above services, or are an inherent part of, or necessary subpart included within, such services.

“Services Transfer Assistance” shall have the meaning given such term in Section 9.0 hereof.

“Software” means the object and source code versions of computer programs and sufficient associated documentation, training materials and configurations to use and modify such programs, including programmer, administrator, end user and other documentation.

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“Subsidiary” or “subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Sweet Spot Services” means business process services that any member of the Genworth Group requests that PROVIDER provide that (a) are similar to any of the Services provided under a PSA in effect as of the date of such request or are otherwise within PROVIDER’s then-current capabilities (including language capabilities), taking into account the location of PROVIDER’s then-current facilities and the then-current skill set of PROVIDER’s personnel, and (b) are to be or could reasonably be performed in facilities located in India, China, Hungary or Mexico or any other of PROVIDER’s platforms in existence as of the date of such request.

“System” shall have the meaning given such term in Section 6.1 hereof.

“Tax” shall have the meaning given such term in Section 2.7 hereof.

“Tax Benefits” shall have the meaning given such term in Section 12.6 hereof

“Tax Costs” shall heave the meaning given such terms in Section 12.6 hereof.

“Technology” means, collectively, all designs, formulas, algorithms, procedures, techniques, know-how, Software, programs, models, routines, databases, tools, inventions, creations, improvements, works of authorship, and all recordings, graphs, drawings, reports, analyses, other writings, and any other embodiment of the above, in any form, whether or not specifically listed herein.

“Term” shall mean the Initial Term and the Renewal Term, if any.

“Third Party Agreements” means any third party agreements used by PROVIDER in connection with Services being provided under this Agreement or any PSA, including, third party agreements for maintenance, business continuity and disaster recovery services and other necessary third party services then being used by PROVIDER to perform the Services.

“Third Party Software” means Software used by PROVIDER to provide the Services and licensed by PROVIDER from a third party.

“Transfer” means, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer, whether directly or indirectly or through hedging or similar derivative transactions, or agree or commit to do any of the foregoing (whether by operation of law or otherwise and whether for lawful consideration or no consideration) and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer or hedging or similar derivative transaction or any agreement or commitment to do any of the foregoing.

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“Transferred PSAs” shall mean those PSAs in existence as of the Execution Date

“Trigger Date” means the first date on which members of the GE Group cease to beneficially own (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) more than fifty percent (50%) of the outstanding Genworth Common Stock.

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Schedule A-1

Discontinued Businesses

GE Property & Casualty Insurance Company

GE Casualty Insurance Company

GE Indemnity Insurance Company

GE Auto & Home Assurance Company

Bayside Casualty Insurance Company

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EXHIBIT B

Local Modifications to Master Agreement

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EXHIBIT C

Form of PSA

PROJECT SPECIFIC AGREEMENT

This Project Specific Agreement (“PSA”) is entered into on                     , 200   by [NAME] (hereafter “CUSTOMER”) and PROVIDER (hereafter “PROVIDER”).

WHEREAS, CUSTOMER and PROVIDER are parties to that certain Second Amended Master Outsourcing Agreement between CUSTOMER and PROVIDER dated             , 200   (“SAMOA”);

WHEREAS, CUSTOMER now desires that PROVIDER provide certain services to CUSTOMER and PROVIDER desires to provide such services pursuant to the terms of the SAMOA;

WHEREAS, this PSA defines certain rights and liabilities of the parties with respect to [Insert general Project Name or Type of Service]; and

WHEREAS, capitalized terms used herein and not defined shall have the meaning given such terms in the SAMOA.

NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of SAMOA by Reference. The provisions of the SAMOA are hereby incorporated in their entirety into this PSA by reference.

The SAMOA provides substantive terms that the parties agree will govern and define their rights and liabilities in this PSA. The SAMOA defines many fundamental provisions including, but not limited to, a description of the conditions under which the parties may terminate this PSA, confidentiality requirements, contractual remedies, limitations on assignment and subcontracting, indemnification rights, intellectual property rules, limitation of liability, particular representations and warranties made by the parties, and jurisdictional issues. The PSA shall be governed by the terms and conditions stated in the SAMOA.

The provisions of this PSA set forth below describe the term of this PSA, the Services to be performed, performance standards, if any, fees that may be charged, regulatory rules applicable to the Services, and other particulars not otherwise described in the SAMOA.

In the event of any conflict between the provisions of the SAMOA and this PSA, the SAMOA shall control. The parties to this PSA may deviate from any terms and conditions of the SAMOA, only to the extent that the SAMOA permits such deviation. Otherwise, such deviations are not permissible.

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2. Term. This PSA shall commence on the execution date of this PSA and shall continue for so long as the SAMOA is effective. [The PSA should run concurrently with the SAMOA unless the parties agree otherwise.]

3. Description of Services.

A. The services to be performed by PROVIDER are described below and in Exhibit A to this PSA (the “Services”). The Services will be performed with the oversight of and in conjunction with the offices of CUSTOMER located in the United States of America.

B. Services generally shall be performed by PROVIDER at certain times of the day to provide for reasonable overlap of common working hours between PROVIDER and CUSTOMER.

C. [To the extent CUSTOMER requires specific back-up requirements for records constituting CUSTOMER’s books of account, such requirements should be inserted in this Section 3, or if such requirements are regulatory in nature, in Section 6 below. The inclusion of specific back-up requirements may increase the Baseline Charges for the Services.]

D. [If the parties contemplate executing a Description of Services document under the PSA, then the following addition should be made:

PROVIDER shall prepare, subject to CUSTOMER’S approval, a description of the specific tasks to be performed (“Description of Services”), including details regarding the name or title of the CUSTOMER’s US-based project or process owner, the number and qualification of PROVIDER personnel who will perform the task, the fees payable in connection with the Description of Services and the metrics-tracking method for each task, including key performance indicators. A template of the Description of Services is attached hereto as Exhibit B (“DOS Template”). CUSTOMER may also permit an affiliate to receive Services under the PSA and DOS by causing an affiliate to execute one or more Description of Services in the form or substantially in the form of the DOS Template. Thus, for purposes of this PSA, any CUSTOMER affiliate which executes a PSA shall be considered a CUSTOMER.]

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4. Performance Standards.

A. PROVIDER shall perform the Services in conformance with CUSTOMER’s guidelines and procedures for the Services as agreed to by the parties and attached as Schedule     .

B. [Section 4.1 of the SAMOA contemplates the insertion of Performance Standards, if any, for the Services. Insert any additional Performance Standards applicable to this PSA as new subsections of this Section 4 or as a new Schedule to this PSA.]

C. [Section 4.2 of the SAMOA contemplates measuring the Performance Standards monthly, but allows for deviations. If different measurement periods are desired, such should be inserted in this Section 4.]

5. Fees.

A. CUSTOMER agrees to pay the following Baseline Charges to PROVIDER for performance of the Services: [Insert FTE rate]. [Please note that Exhibit A to the SAMOA requires Baseline Charges for new PSAs to be defined in each PSA. The Baseline Charges must be an FTE rate to avoid problems with the pricing adjustment, volume reduction and non-compete provisions of the SAMOA.]

At the time of execution of the PSA, the parties expect that      no. of FTEs will be required to complete the Services. The volume of services required under this PSA may increase during the term of the PSA. In case the volume increases during the term, the parties may agree to increase the number of FTEs providing the Services under the PSA, provided that such number will not exceed             . [Insert the maximum cap of FTE here. The number of FTEs may be changed outside this range in accordance with the Change Control Procedure in Section 19.0 of the SAMOA.]

B. [To the extent the fee structure is subject to regulation and the applicable requirements are not addressed in the SAMOA, include such requirements here. For instance, certain existing PSAs require PROVIDER to satisfy certain expense and cost allocation requirements, such as New York Insurance Department Regulation No. 33].

6. Regulatory Matters.

A. PROVIDER shall (i) assist and cooperate with CUSTOMER with respect to any regulatory examination or investigation of CUSTOMER or legal proceeding involving CUSTOMER, (ii) make available personnel with detailed knowledge of the Services to meet with CUSTOMER or any regulatory agency with jurisdiction over CUSTOMER at such place as may be requested by CUSTOMER or such regulatory agency, and (iii) employ a compliance officer to monitor the performance of the Services.

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B. [Section 4.3 of the SAMOA requires PROVIDER to perform the Services in compliance with all applicable Laws, stock exchange rules or generally accepted, statutory or regulatory accounting or actuarial principles specified in a PSA. Therefore, any specific rules that CUSTOMER must require PROVIDER to comply with in performing the Services should be set forth in this Section 6. For instance, an existing PSA requires that: “CUSTOMER records must be maintained by PROVIDER and CUSTOMER in accordance with applicable laws and regulations including, but not limited to, New York Insurance Department Regulation No. 152 (11 NYCRR Part 243).” However, please review Exhibit B to the SAMOA to ensure the specific rules have not already been included there.] Customer shall have the responsibility to inform PROVIDER about specific compliance and/ or regulatory requirements that PROVIDER needs to comply with and provide regular updates and training regarding the same.

7. Remedies. [Insert additional remedies, if any, agreed to by the parties. See Section 4.4 of the SAMOA.]

8. Intellectual Property. [TBD]

9. Other Matters.

A. PROVIDER will have access to the System during the following time periods: [Insert time periods] (“Service Hours”). [Please refer to Section 6.1 of the SAMOA which contemplates that each PSA will define the “Service Hours” applicable to such PSA. CUSTOMER may also desire to define the parameters or scope of “access” in this Section 9 of the PSA.]

B. [Section 16.0 of the SAMOA contains notice information for the parties. If representatives at the PSA level are different than the SAMOA level representatives, the parties should consider inserting additional notice information under this Section 9.]

C. If known, the process owners for each party should be inserted into this Section 9.

D. PROVIDER represents and warrants to CUSTOMER that

(i) PROVIDER has the necessary power and authority to execute, deliver and perform its obligations under this PSA and this PSA has been or will be duly executed and delivered by PROVIDER and constitutes or will constitute the valid and binding agreement of PROVIDER, enforceable in accordance with its terms; and

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(ii) The execution and delivery of this PSA by PROVIDER and the consummation by PROVIDER of the transactions herein contemplated will not contravene any provision of applicable Law, and will not constitute a breach of or default under any agreement or other instrument or any decree, judgment or order to which PROVIDER is currently a party or by which PROVIDER is bound.

E. CUSTOMER represents and warrants to PROVIDER that

(i) CUSTOMER has the necessary power and authority to execute, deliver and perform its obligations under this PSA and this PSA has been or will be duly executed and delivered by CUSTOMER and constitutes or will constitute the valid and binding agreement of CUSTOMER, enforceable in accordance with its terms; and

(ii) The execution and delivery of this PSA by CUSTOMER and the consummation by CUSTOMER of the transactions herein contemplated will not contravene any provision of applicable Law, and will not constitute a breach of or default under any agreement or other instrument or any decree, judgment or order to which CUSTOMER is currently a party or by which CUSTOMER is bound.

10. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS PSA AND 2) THE SAMOA, INCLUDING AMENDMENTS TO THOSE DOCUMENTS FROM TIME TO TIME EXECUTED BY THE PARTIES. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

[signatures appear on the following page]

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IN WITNESS WHEREOF, authorized representatives of the parties have duly executed this PSA, as of the day and year first written above.

[CUSTOMER ENTITY]

By:
Name:
Title:

[PROVIDER]

By:
Name:
Title:

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Exhibit A

Services

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Exhibit B

Agreement Identifier Number:

PROJECT SPECIFIC AGREEMENT

DESCRIPTION OF SERVICES

This Description of Services has been prepared pursuant to Section 3 of the Project Specific Agreement between Customer and PROVIDER dated             , 200  .

Name of Customer affiliate:

Name of Project (or reference purposes):

U.S. Based Process Owner (name, title and contact information):

Description of Services (include tasks to be performed and performance standards or metrics tracking as appropriate):

CUSTOMER’S guidelines and procedures for performing the Services are attached hereto as Exhibit(s)             .

The term of this DOS shall be coterminous with the term of the PSA. The Services described herein shall terminate automatically upon termination of the PSA pursuant to which this description was prepared.

Description of Services acknowledged by:

CUSTOMER Process Owner	PROVIDER Process Owner

Name:	Name:

CUSTOMER Legal/ Compliance	PROVIDER Legal/ Compliance

Name:	Name:

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EXHIBIT D

BCP/DRP Plans

As of the Execution Date, CUSTOMER has identified the operational processes set forth in the table below as “Mission Critical” with respect to the Services provided under all of the MOAs. PROVIDER shall provide under this Agreement the Services described in the referenced BCP/DR Plans to the extent the related processes are included within the Services performed under this Agreement. The references to the BCP/DR Plans set forth in the table below include such BCP/DR Plans as they may be amended or supplemented from time to time by agreement of the parties.

Business	Process ID	BCP/DR Plan Reference
GEMICO	2052	*
GEMICO	2051	*
GEMICO	2050	*
GEMICO	2049	*
GEMICO	2048	*
GEMICO	2047	*
GEFA	2627	*
GEFA	1761	*
GEFA	1284	*
GEFA	1969	*
GEFA	1754	*
GEFA	1747	*
GEFA	1746	*
GEFA	1745	*
GEFA	1744	*

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GEFA	1272	*
GEFA	1991	*
GEFA	2658	*
GEFA	3145	*
GEFA	1266	*
GEFA	1741	*
GEFA	2311	*
GEFA	1739	*
GEFA	1962	*
GEFA	2491	*
GEFA	1243	*
GEFA	1257	*
GEFA	2246	*
GEFA	1960	*
GEFA	1759	*
GEFA	3381	*
GEFA	3384	*

*	As provided by PROVIDER to CUSTOMER by email from to on , 2004.

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EXHIBIT E

Security Procedures

After the Execution Date, PROVIDER shall comply with (i) the security procedures and policies generally applicable within the General Electric Company and its subsidiaries and as observed by PROVIDER immediately prior to the Execution Date, and (ii) such other security procedures and policies as CUSTOMER may direct, provided, that PROVIDER shall be entitled to recover its cost of complying with such procedures and policies as part of the Charges for the Services established pursuant to Section 2 and Exhibit F.

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EXHIBIT F

Pricing Template

PROVIDER

	TM Name :	Process ID :

Process Name:	Production date :	PPC Stage :

Cost Line	Per FTE p.a
Employee Costs
Infrastructure Costs
Overheads
Others (BCP, Hedging etc)
Total Annual Costs
No. Of FTEs

	Assumptions/Basis of Calculation		Total Amount
Cost Categories	Units (U)	Standard Cost per unit (SCU)	Total cost
Employee Cost	No. of FTE’s	C&B per fte	U*SCU
FTE (C&B)	No. of Mgr	C&B per Mgr	U*SCU
Supervision Costs	No. of AVP	C&B per AVP	U*SCU
Other Variable Costs (Transport, Pantry, Training etc)	No. of FTE’s	Cost per FTE	U*SCU
Infrastructure Costs
Facility Costs	Eff wrkstns	Cost per Wrkstn	U*SCU
IT (Wkstn based - Dep, Coreload, Eqpt, Network,voice line cost)	Eff wrkstns	Cost per wrkstns	U*SCU
IT (FTE based - Dial Comm, Image & Session cost, Specific System, Tech Support etc)	No. of FTE’s	Cost per application	U*SCU
Overheads:
Direct Support Costs and other overheads	No. of FTE’s	Cost per FTE	U*SCU
Others
BCP	No. of ESL	Cost per ESL	U*SCU
Corporate Allocations and Appropriations	Billing	Allocation & Appropriation %	U*SCU
Interest	Billing	Interest %	U*SCU

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Note:

1	All Costs in the Table above are calculated on the basis of Operating Plan of the Contract Year under consideration for Pricing.
2	OJT / Transitions costs will be borne by PROVIDER and subsequently recovered at cost over 12 months from the date the process moves to production
3	Audit Trail to be maintained for Cost Items derived from preceding year actuals
4	Standard Cost to be determined on the basis of preceding year actual cost and Industry/PROVIDER estimates for succeeding Contract Year.
5	Input Taxes have been included as part of Cost elements
6	CUSTOMER Sponsored Non Production Costs will be on actual reimbursable basis
7	All Capital Costs incurred for procuring Hardware and other capital equipment, which will be dedicated to CUSTOMER, will be billed directly to CUSTOMER at actual cost
8	Corporate Allocations and Appropriations included in “Other” costs include an appropriate portion of senior executive management salaries and benefits and other reasonable business-related expenses.

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EXHIBIT G

Dispute Resolution

The following provisions shall govern any Dispute arising under the Agreement or the PSAs:

1.1 General Provisions.

(a) Any dispute, controversy or claim arising out of or relating to this Agreement or any PSA, or the validity, interpretation, breach or termination thereof (a “Dispute”), shall be resolved in accordance with the procedures set forth in this Exhibit G, which shall be the sole and exclusive procedures for the resolution of any such Dispute unless otherwise specified below.

(b) Commencing with a request contemplated by Section 1.2 set forth below, all communications between the parties or their representatives in connection with the attempted resolution of any Dispute, including any mediator’s evaluation referred to in Section 1.3 set forth below, shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence for any reason (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.

(c) The parties expressly waive and forego any right to (i) punitive, exemplary, statutorily-enhanced or similar damages in excess of compensatory damages, and (ii) trial by jury.

(d) The specific procedures set forth below, including but not limited to the time limits referenced therein, may be modified by agreement of the parties in writing.

(e) All applicable statutes of limitations and defenses based upon the passage of time shall be tolled while the procedures specified in this Exhibit G are pending. The parties will take such action, if any, required to effectuate such tolling.

1.2 Consideration by Senior Executives.

If a Dispute is not resolved in the normal course of business at the operational level, the parties shall attempt in good faith to resolve such Dispute by negotiation between executives who hold, at a minimum, the office of President and CEO of the respective business entities involved in such Dispute. Either party may initiate the executive negotiation process by providing a written notice to the other (the “Initial Notice”). Fifteen (15) days after delivery of the Initial Notice, the receiving party shall submit to the other a written response (the “Response”). The Initial Notice and the Response shall include (i) a statement of the Dispute and of each party’s position, and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Such executives will meet in person or by telephone within thirty (30) days of the date of the Initial Notice to seek a resolution of the Dispute.

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1.3 Mediation.

If a Dispute is not resolved by negotiation as provided in Section 1.2 within forty-five (45) days from the delivery of the Initial Notice, then either party may submit the Dispute for resolution by mediation pursuant to the CPR Institute for Dispute Resolution (the “CPR”) Model Mediation Procedure as then in effect. The parties will select a mediator from the CPR Panels of Distinguished Neutrals. Either party at commencement of the mediation may ask the mediator to provide an evaluation of the Dispute and the parties’ relative positions.

1.4 Arbitration.

(a) If a Dispute is not resolved by mediation as provided in Section 1.3 within thirty (30) days of the selection of a mediator (unless the mediator chooses to withdraw sooner), either party may submit the Dispute to be finally resolved by arbitration pursuant to the CPR Rules for Non-Administered Arbitration as then in effect (the “CPR Arbitration Rules”). The parties consent to a single, consolidated arbitration for all known Disputes existing at the time of the arbitration and for which arbitration is permitted.

(b) The neutral organization for purposes of the CPR Arbitration Rules will be the CPR. The arbitral tribunal shall be composed of three arbitrators, of whom each party shall appoint one in accordance with the “screened” appointment procedure provided in Rule 5.4 of the CPR Arbitration Rules. The arbitration shall be conducted in New York City. Each party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other party. A written transcript of the proceedings shall be made and furnished to the parties. The arbitrators shall determine the Dispute in accordance with the law of the State of New York, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement or applicable PSA, according to its terms, provided that the provisions relating to arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq.

(c) The parties agree to be bound by any award or order resulting from any arbitration conducted in accordance with this Section 1.4 and further agree that judgment on any award or order resulting from an arbitration conducted under this Section 1.4 may be entered and enforced in any court having jurisdiction thereof.

(d) Except as expressly permitted by this Agreement, no party will commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (i) for enforcement as contemplated by Section 1.4(c) above, (ii) to restrict or vacate an arbitral decision based on the grounds specified under applicable law, or (iii) for interim relief as provided in paragraph (e) below. For purposes of the foregoing, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

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(e) In addition to the authority otherwise conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. If the tribunal shall not have been appointed, either party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief. Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the parties will seek modification or rescission of the court action as necessary to accord with the tribunal’s decision.

Each party will bear its own attorneys’ fees and costs incurred in connection with the resolution of any Dispute in accordance with this Exhibit G.

1.5 Continued Performance.

The parties agree to continue to perform their respective obligations under this Agreement and any related PSA during a Dispute.

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EXHIBIT H

RESERVED

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EXHIBIT I

Intellectual Property

1.0 Independently Developed Technology and Intellectual Property.

1.1 As between the CUSTOMER and PROVIDER, PROVIDER will retain all right, title and interest in and to all Technology and Intellectual Property owned, licensed or otherwise procured by PROVIDER and created or acquired independently of the Services.

1.2 As between CUSTOMER and PROVIDER, CUSTOMER will retain all right, title and interest in and to all Technology and Intellectual Property owned, licensed or otherwise procured by CUSTOMER and existing prior to the Execution Date or created or acquired independently of the Services.

2.0 Ownership of Technology and Intellectual Property Developed under PSAs.

2.1 Subject to Section 2.2 and Section 4.3 of this Exhibit I, as between CUSTOMER and PROVIDER, PROVIDER will own all Technology and Intellectual Property developed, licensed or purchased by PROVIDER (or by any third parties on behalf of PROVIDER) pursuant to the PSAs. Except as provided in Section 2.2 of this Exhibit I, all such Technology and Intellectual Property developed, licensed or purchased pursuant to the PSAs will be deemed “PROVIDER Solutions”. To the extent the PROVIDER Solutions are deemed a work made for hire under the United States Copyright Laws (17 U.S.C. § 101) (or any equivalent foreign Laws), CUSTOMER hereby assigns and agrees to assign to PROVIDER without further consideration all right, title and interest in and to the PROVIDER Solutions. Any and all such assignments include all rights, however denominated, of paternity, integrity, disclosure, attribution and withdrawal and any other rights, present or future, of any country, including rights that may be known as or referred to as “moral rights” or “unfair competition rights” (collectively, “Moral Rights”). To the extent such Moral Rights cannot be assigned under applicable law and to the extent allowed by the laws in the various countries where Moral Rights exist, CUSTOMER hereby waives such Moral Rights and consents to any action of PROVIDER and its licensees that would violate such Moral Rights in the absence of such consent.

2.2 Notwithstanding the foregoing, the parties may agree in a particular PSA that any Technology and Intellectual Property developed, licensed or purchased by PROVIDER (or by any third parties on behalf of PROVIDER) under such PSAs will be owned by CUSTOMER and licensed to PROVIDER, in which case such Technology or Intellectual Property will be deemed “CUSTOMER Solutions” not “PROVIDER Solutions”.

3.0 License to the CUSTOMER.

3.1 If any Technology or Intellectual Property owned, licensed or otherwise procured by PROVIDER is incorporated into any Deliverables provided by PROVIDER to CUSTOMER

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under the PSAs (whether such Deliverables are owned by or licensed to CUSTOMER) (“PROVIDER Licensed Technology”), PROVIDER hereby grants to the CUSTOMER a perpetual, irrevocable, worldwide, royalty-free, non-exclusive license, with the unrestricted right to sublicense to Affiliates, customers, suppliers, distributors, contractors and consultants, to such PROVIDER Licensed Technology to use, reproduce, access, practice, embody, enhance, make and have made, sell, offer to sell and import such Deliverables and to develop improvements, derivative works, compilations and modifications thereof. No such Technology or Intellectual Property of a third party will be incorporated into such Deliverables without the prior written consent of CUSTOMER unless such incorporated Technology or Intellectual Property is de minimis and is licensed to CUSTOMER on the same terms as the license set forth in the foregoing sentence.

3.2 PROVIDER will deliver copies of all PROVIDER Solutions (including source code and object code versions of any Software contained therein) licensed under this Section 3.0 of this Exhibit I promptly upon the reasonable request of CUSTOMER.

3.3 If any Technology or Intellectual Property owned by PROVIDER (including any PROVIDER Solutions) is used in the provision of Services but not incorporated into any Deliverable, PROVIDER agrees upon the expiration or termination of this Agreement to grant CUSTOMER a license to such Technology and Intellectual Property on reasonable and non-discriminatory terms (and similar in scope to the license set forth in Section 3.1 above).

4.0 License to PROVIDER.

4.1 CUSTOMER hereby grants to PROVIDER a revocable,worldwide, royalty-free, non-exclusive license to use, reproduce, access, practice, embody, enhance, create derivative works, make and have made the CUSTOMER Solutions and any other Technology or Intellectual Property provided to PROVIDER by CUSTOMER (“Customer Licensed Technology”), subject to the following:

(a) PROVIDER must use such CUSTOMER Solutions and other Technology and Intellectual Property solely for the purpose of providing Services to CUSTOMER;

(b) PROVIDER’s license to use any CUSTOMER Solutions will expire automatically when such CUSTOMER Solutions are no longer necessary for PROVIDER’s use in connection with the Services; and

(c) such license granted to PROVIDER pursuant to this Section 4.0 of this Exhibit I will be limited to PROVIDER and any subcontractors permitted in accordance with Section 10.2 of the Agreement.

4.2 At the request of PROVIDER, the parties to a PSA may assess whether in a separate PSA CUSTOMER will grant to PROVIDER a non-exclusive license under any CUSTOMER Solutions for purposes other than providing Services to CUSTOMER. If the parties agree to grant such a license, such license will be set forth in the applicable PSA along with such consideration as CUSTOMER and PROVIDER may agree to in writing.

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4.3 All right, title and interest in and to any improvements, modifications, corrections, compilations, derivative works, derivations, or other revisions (“Improvements”) of the Customer Licensed Technology developed by PROVIDER (or by any third parties on behalf of PROVIDER), and all Intellectual Property therein will be owned by CUSTOMER. To the extent applicable, such Improvements will be deemed a work made for hire under the United States Copyright Laws (17 U.S.C. § 101) (or any equivalent foreign Laws). If any such Improvements are not deemed to be works made for hire for any reason, PROVIDER hereby assigns and agrees to assign to CUSTOMER without further consideration all right, title and interest in and to the Improvements. Any and all such assignments include all Moral Rights. To the extent such Moral Rights cannot be assigned under applicable law and to the extent allowed by the laws in the various countries where Moral Rights exist, PROVIDER hereby waives such Moral Rights and consents to any action of CUSTOMER and its licensees that would violate such Moral Rights in the absence of such consent. All such Improvements will be deemed included in the definition of “CUSTOMER Solutions”.

5.0 Residuals.

During the course of performing or receiving the Services, CUSTOMER and PROVIDER may further develop their knowledge, skills, and experience. The mere subsequent use by either the CUSTOMER or PROVIDER of such knowledge, skills and experience will not constitute a breach of this Agreement or any PSA, so long as such use is consistent with the confidentiality obligations under this Agreement and the applicable PSAs.

6.0 CUSTOMER Third Party Resources.

6.1 To the extent that any Technology or Intellectual Property provided to PROVIDER by the Genworth Group is licensed or procured from third parties (“CUSTOMER Third Party Resources”), CUSTOMER and PROVIDER will cooperate to obtain any consents (each a “Required Consent”) from the applicable third parties permitting the use of such CUSTOMER Third Party Resources by PROVIDER as required under this Agreement. Any cost, charges or fees that must be paid to any such third party in respect of a Required Consent shall be paid by CUSTOMER. PROVIDER will not assess any Charges or fees to CUSTOMER for the services of its personnel associated with obtaining such Required Consents. Subject to the foregoing sentence, CUSTOMER will reimburse PROVIDER for its reasonable, pre-approved, documented costs and expenses associated with assisting CUSTOMER in obtaining the Required Consents.

6.2 PROVIDER agrees to comply with such terms and conditions of all licenses and other agreements relating to the CUSTOMER Third Party Resources to the extent and as of the date that CUSTOMER conveys such terms and conditions to PROVIDER or PROVIDER otherwise obtains knowledge of such terms and conditions.

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6.3 In the event that CUSTOMER and PROVIDER are unable to obtain any Required Consent, (i) CUSTOMER and PROVIDER will work together to develop a suitable workaround, and (ii) PROVIDER will not be liable to CUSTOMER for PROVIDER’s failure to perform any Services to the extent such failure results from such inability to obtain such Required Consent, and CUSTOMER shall not be obligated to pay for such Services.

7.0 Authorization, Representations and Warranties. CUSTOMER represents and warrants to PROVIDER that, subject to obtaining the Required Consents pursuant to Section 6.0 of this Exhibit I above, CUSTOMER has the authority and rights necessary to grant to PROVIDER the licenses contemplated by this Exhibit I. PROVIDER represents and warrants to CUSTOMER that PROVIDER has the authority and rights necessary to grant to CUSTOMER the licenses granted by PROVIDER contemplated by this Exhibit I (Intellectual Property).

8.0 Additional Acts. Each party agrees to execute, and cause its employees, agents and subcontractors permitted in accordance with Section 10.2 to execute, any documents at no additional cost, or take any other actions as may be reasonably necessary or as requested by the other party, to perfect such party’s respective ownership rights as set forth above and to register, maintain and enforce such ownership rights. Each party will reimburse the other party for its reasonable, documented costs and expenses associated with the foregoing actions.

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EXHIBIT J

Business Associate Addendum

I. Purpose.

This Addendum outlines certain requirements for Provider in connection with obligations imposed by the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), its implementing privacy regulations at 45 C.F.R. Parts 160-164 (“HIPAA Privacy Rule”) and its implementing security regulations at 45 C.F.R. Parts 160, 162, and 164 (“HIPAA Security Standards”). In order to disclose certain information to PROVIDER under this Addendum, some of which may constitute Protected Health Information or PHI (as defined below), CUSTOMER and PROVIDER mutually agree to comply with the terms of this Addendum for the purpose of satisfying the requirements of HIPAA and its implementing regulations. These provisions shall apply to PROVIDER to the extent that PROVIDER is considered a “Business Associate” under the HIPAA Privacy Rule and all references in this section to Business Associates shall refer to PROVIDER. Notwithstanding anything else to the contrary in the Agreement, in the event of a conflict between this Addendum and the Agreement, the terms of this Addendum shall prevail.

II. Permitted Uses and Disclosures.

A. Business Associate agrees to use or disclose Protected Health Information that it creates for or receives from CUSTOMER or any other member of the Genworth Group only as follows. The capitalized term “Protected Health Information” or “PHI” has the meaning set forth in 45 C.F.R. Section 164.501, as amended from time to time. Generally, this term means individually identifiable health information including, without limitation, all information, data and materials, including without limitation, demographic, medical and financial information, that relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual; and that identifies the individual or with respect to which there is a reasonable basis to believe the information can be used to identify the individual. This definition shall include any demographic information concerning members and participants in, and applicants for, health benefit plans of the Genworth Group. All other terms used in this Addendum shall have the meanings set forth in the applicable definitions under the HIPAA Privacy Rule and the HIPAA Security Standards, or such meanings as assigned in the Agreement.

B. Functions and Activities on CUSTOMER’s Behalf. Business Associate is permitted to use and disclose PHI it creates for or receives from the Genworth Group only for the purposes described in this Addendum or the Agreement that are not inconsistent with the provisions of this Addendum, or as required by law, or following receipt of prior written approval from members of the Genworth Group for which the relevant PHI was created or from which the relevant PHI was received. In addition to these specific requirements below, Business Associate may use or disclose PHI only in a manner that would not violate the HIPAA Privacy Rule if done by the applicable members of the Genworth Group.

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C. Business Associate’s Operations. Business Associate is permitted by this Addendum to use PHI it creates for or receives from the Genworth Group: (i) if such use is reasonably necessary for Business Associate’s proper management and administration; and (ii) as reasonably necessary to carry out Business Associate’s legal responsibilities. Business Associate is permitted to disclose PHI it creates for or receives from the Genworth Group for the purposes identified in this Section only if the following conditions are met:

(1) The disclosure is required by law; or

(2) The disclosure is reasonably necessary to Business Associate’s proper management and administration, and Business Associate obtains reasonable assurances in writing from any person or organization to which Business Associate will disclose such PHI that the person or organization will:

a. Hold such PHI as confidential and use or further disclose it only for the purpose for which Business Associate disclosed it to the person or organization or as required by law; and

b. Notify Business Associate (who will in turn promptly notify the members of the Genworth Group for which the relevant PHI was created or from which the relevant PHI was received) of any instance of which the person or organization becomes aware in which the confidentiality of such PHI was breached.

D. Minimum Necessary Standard. In performing the functions and activities on behalf of the Genworth Group pursuant to the Agreement, Business Associate agrees to use, disclose or request only the minimum necessary PHI to accomplish the purpose of the use, disclosure or request. Business Associate must have in place policies and procedures that limit the PHI disclosed to meet this minimum necessary standard.

E. Prohibition on Unauthorized Use or Disclosure. Business Associate will neither use nor disclose PHI it creates or receives for or from the Genworth Group, or from another business associate of the Genworth Group, except as permitted or required by this Addendum or the Agreement that are not inconsistent with the provisions of this Addendum, or as required by law, or following receipt of prior written approval from members of the Genworth Group for which the relevant PHI was created or from which the relevant PHI was received.

F. De-identification of Information. Business Associate agrees neither to de-identify PHI it creates for or receives from the Genworth Group or from another business associate of the Genworth Group, nor use or disclose such de-identified PHI, unless such de-identification is expressly permitted under the terms and conditions of this Addendum or the Agreement and related to the Genworth Group’s activities for purposes of “treatment”, “payment” or “health care operations”, as those terms are defined under the HIPAA Privacy Rule. De-identification of PHI, other than as expressly permitted under the terms and conditions of the Addendum for Business Associate to perform services for the Genworth Group, is not a permitted use of PHI under this Addendum. Business Associate further agrees that it will not create a “Limited Data Set” as defined by the HIPAA Privacy Rule using PHI it creates or receives, or receives from

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another business associate of the Genworth Group, nor use or disclose such Limited Data Set unless: (i) such creation, use or disclosure is expressly permitted under the terms and conditions of this Addendum or the Agreement that are not inconsistent with the provisions of this Addendum; and such creation, use or disclosure is for services provided by Business Associate that relate to the Genworth Group’s activities for purposes of “treatment”, “payment” or “health care operations”, as those terms are defined under the HIPAA Privacy Rule.

G. Information Safeguards. Business Associate will develop, document, implement, maintain and use appropriate administrative, technical and physical safeguards to preserve the integrity and confidentiality of and to prevent non-permitted use or disclosure of PHI created for or received from the Genworth Group. These safeguards must be appropriate to the size and complexity of Business Associate’s operations and the nature and scope of its activities. Business Associate agrees that these safeguards will meet any applicable requirements set forth by the U.S. Department of Health and Human Services, including (as of the effective date or as of the compliance date, whichever is applicable) any requirements set forth in the final HIPAA security regulations. Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to Business Associate resulting from a use or disclosure of PHI by Business Associate in violation of the requirements of this Addendum.

III. Conducting Standard Transactions. In the course of performing services for the Genworth Group, to the extent that Business Associate will conduct Standard Transactions for or on behalf of the Genworth Group, Business Associate will comply, and will require any subcontractor or agent involved with the conduct of such Standard Transactions to comply, with each applicable requirement of 45 C.F.R. Part 162. “Standard Transaction(s)” shall mean a transaction that complies with the standards set forth at 45 C.F.R. parts 160 and 162. Further, Business Associate will not enter into, or permit its subcontractors or agents to enter into, any trading partner agreement in connection with the conduct of Standard Transactions for or on behalf of the Genworth Group that:

A. Changes the definition, data condition, or use of a data element or segment in a Standard Transaction;

B. Adds any data element or segment to the maximum defined data set;

C. Uses any code or data element that is marked “not used” in the Standard Transaction’s implementation specification or is not in the Standard Transaction’s implementation specification; or

D. Changes the meaning or intent of the Standard Transaction’s implementation specification.

IV. Sub-Contractors, Agents or Other Representatives. Business Associate will require any of its subcontractors, agents or other representatives to which Business Associate is permitted by this Addendum or the Agreement (or is otherwise given by the applicable member of the Genworth Group’s prior written approval) to disclose any of the PHI Business Associate creates or receives for or from the Genworth Group, to provide reasonable assurances in writing that subcontractor or agent will comply with the same restrictions and conditions that apply to the Business Associate under the terms and conditions of this Addendum with respect to such PHI.

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V Protected Health Information Access, Amendment and Disclosure Accounting.

A. Access. Business Associate will promptly upon the request of a member of the Genworth Group make available to such member, or, such members, or, at the direction of the applicable member of the Genworth Group, to the individual (or the individual’s personal representative) for inspection and obtaining copies any PHI about the individual which Business Associate created for or received from the Genworth Group and that is in Business Associate’s custody or control, so that the Genworth Group may meet its access obligations under 45 Code of Federal Regulations § 164.524.

B. Amendment. Upon the request of a member of the Genworth Group, Business Associate will promptly amend or permit such member access to amend any portion of the PHI which Business Associate created for or received from such member of the Genworth Group, and incorporate any amendments to such PHI, so that the members of the Genworth Group may meet their amendment obligations under 45 Code of Federal Regulations § 164.526.

C. Disclosure Accounting. So that the members of the Genworth Group may meet their disclosure accounting obligations under 45 Code of Federal Regulations § 164.528:

1. Disclosure Tracking. Business Associate will record for each disclosure, not excepted from disclosure accounting under Section V.C.2 below, that Business Associate makes to the Genworth Group of PHI that Business Associate creates for or receives from the Genworth Group, (i) the disclosure date, (ii) the name and member or other policy identification number of the person about whom the disclosure is made, (iii) the name and (if known) address of the person or entity to whom Business Associate made the disclosure, (iv) a brief description of the PHI disclosed, and (v) a brief statement of the purpose of the disclosure (items i-v, collectively, the “disclosure information”). For repetitive disclosures Business Associate makes to the same person or entity (including the Genworth Group) for a single purpose, Business Associate may provide a) the disclosure information for the first of these repetitive disclosures, (b) the frequency, periodicity or number of these repetitive disclosures and (c) the date of the last of these repetitive disclosures. Business Associate will make this disclosure information available to the Genworth Group promptly upon the Genworth Group’s request.

2. Exceptions from Disclosure Tracking. Business Associate need not record disclosure information or otherwise account for disclosures of PHI that this Addendum or the applicable member of the Genworth Group in writing permits or requires (i) for the purpose of the Genworth Group’s treatment activities, payment activities, or health care operations, (ii) to the individual who is the subject of the PHI disclosed or to that individual’s personal representative; (iii) to persons involved in that individual’s health care or payment for health care; (iv) for

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notification for disaster relief purposes, (v) for national security or intelligence purposes, (vi) to law enforcement officials or correctional institutions regarding inmates; or (vii) pursuant to an authorization; (viii) for disclosures of certain PHI made as part of a Limited Data Set; (ix) for certain incidental disclosures that may occur where reasonable safeguards have been implemented; and (x) for disclosures prior to April 14, 2003.

3. Disclosure Tracking Time Periods. Business Associate must have available for the Genworth Group the disclosure information required by this section for the 6 years preceding their request for the disclosure information (except Business Associate need have no disclosure information for disclosures occurring before April 14, 2003).

VI Additional Business Associate Provisions.

A. Reporting of Breach of Privacy Obligations. Business Associate will provide written notice to the members of the Genworth Group for which the relevant PHI was created or from which the relevant PHI was received of any use or disclosure of PHI that is neither permitted by this Addendum nor given prior written approval by the applicable member of the Genworth Group promptly after Business Associate learns of such non-permitted use or disclosure. Business Associate’s report will at least:

1.	Identify the nature of the non-permitted use or disclosure;

2.	Identify the PHI used or disclosed;

3.	Identify who made the non-permitted use or received the non-permitted disclosure;

4.	Identify what corrective action Business Associate took or will take to prevent further non-permitted uses or disclosures;

5.	Identify what Business Associate did or will do to mitigate any deleterious effect of the non-permitted use or disclosure; and

6.	Provide such other information, including a written report, as the applicable member of the Genworth Group may reasonably request.

B. Amendment. Upon the effective date of any final regulation or amendment to final regulations promulgated by the U.S. Department of Health and Human Services with respect to PHI, including, but not limited to the HIPAA privacy and security regulations, this Addendum and the Agreement will automatically be amended so that the obligations they impose on Business Associate remain in compliance with these regulations.

In addition, to the extent that new state or federal law requires changes to Business Associate’s obligations under this Addendum, this Addendum shall automatically be amended to include such additional obligations, upon notice by any member of the Genworth Group to Business Associate of such obligations. Business Associate’s continued performance of services under the Agreement shall be deemed acceptance of these additional obligations.

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C. Audit and Review of Policies and Procedures. Business Associate agrees to provide, upon request by any member of the Genworth Group, access to and copies of any policies and procedures developed or utilized by Business Associate regarding the protection of PHI. Business Associate agrees to provide, upon such request, access to Business Associate’s internal practices, books, and records, as they relate to Business Associate’s services, duties and obligations set forth in this Addendum and the Agreement(s) under which Business Associate provides services and / or products to or on behalf of the Genworth Group, for purposes of their review of such internal practices, books, and records. Business Associate also agrees to make Business Associate’s policies and procedures and documentation required by the HIPAA Privacy Rule available to the Secretary of the United States Department of Health and Human Services (the “Secretary”) for purposes of determining CUSTOMER’s compliance with the HIPAA Privacy Rule.

VII Additional Obligations for Securing Electronic Protected Health Information.

A. This Section VI is effective on April 21, 2005. The term “electronic Protected Health Information” or “Electronic Protected Health Information” has the meaning set forth in 45 Code of Federal Regulations Section 160.103, as amended from time to time and generally means PHI that is transmitted or maintained in any electronic media.

B. Business Associate will develop, implement, maintain and use appropriate administrative, technical, and physical safeguards (“Safeguards”), that reasonably and appropriately protect the integrity, confidentiality and availability of, and to prevent non-permitted or violating use or disclosure of, electronic Protected Health Information created, transmitted, maintained or received in connection with the services, functions, and/or transactions to be provided under this Addendum or the Agreement.

C. Business Associate will document and keep these Safeguards current. These Safeguards shall extend to transmission, processing, and storage of electronic Protected Health Information. Transmission of electronic Protected Health Information shall include transportation of storage media, such as magnetic tape, disks or compact disk media, from one location to another. Upon CUSTOMER’s request, Business Associate will provide CUSTOMER with access to and copies of documentation regarding such Safeguards.

D. Business Associate agrees that by April 21, 2005, it shall fully implement the requirements of the HIPAA Security Standards (45 C.F.R. Parts 160, 162, and 164, issued on February 20, 2003) by:

1. Implementing administrative, physical, and technical safeguards consistent with (and as required by) the HIPAA Security Standards that reasonably protect the confidentiality, integrity, and availability of electronic Protected Health Information that it creates, receives, maintains, or transmits on behalf of the Genworth Group;

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2. Ensuring that any agent, including a subcontractor, to whom it provides such information agrees to implement reasonable and appropriate safeguards to protect it; and

3. Reporting and tracking all Security Incidents as described below. Business Associate will monitor and keep track of any Security Incident. A “Security Incident” means the attempted or successful unauthorized access, use, disclosure, modification or destruction of information or interference with system operations in an information system. Business Associate will report to CUSTOMER any Security Incident that results in (A) unauthorized access, use, disclosure, modification, or destruction of CUSTOMER’s Electronic Protected Health Information or (B) interference with Business Associate’s system operations in Business Associate’s information systems, of which Business Associate becomes aware. Business Associate will make the report to CUSTOMER’s Legal Department within five (5) days after Business Associate learns of such non-permitted or violating use or disclosure, and the report must meet the requirements of Section VI(A) of this Addendum. For any other Security Incident, Business Associate will provide such report upon CUSTOMER’s request.

4. Making Business Associate’s policies and procedures and documentation required by the HIPAA Security Standards related to these Safeguards available to the Secretary for purposes of determining covered entity’s compliance with the HIPAA Security Standards.

E. Mitigation. Business Associate agrees to take all reasonable steps to mitigate, to the extent practicable, any harmful effect that is known to Business Associate resulting from a Security Incident, including any reasonable steps recommended by the Genworth Group. Business Associate agrees to provide to CUSTOMER all information concerning such disclosure or breach as may be reasonably requested by CUSTOMER.

F. Access to CUSTOMER Information Systems. If Business Associate is provided access to any CUSTOMER information system or network containing any electronic PHI, Business Associate agrees to comply with all CUSTOMER policies for access to and use of information from the information systems or network.

VIII. Miscellaneous.

A. Breach of Business Associate Obligations. If CUSTOMER, in its sole discretion, determines that Business Associate has engaged in an activity or practice that constitutes a material breach or violation of the Business Associate’s obligations under this Addendum, Business Associate shall promptly take reasonable steps to cure the breach or end the violation, as applicable.

B. Return of PHI. Upon the termination of the Agreement or any PSA between CUSTOMER and PROVIDER involving the sharing of PHI (including without limitation any electronic Protected Health Information), PROVIDER shall at CUSTOMER’s option promptly (a) return such information, or (b) destroy such information within thirty (30) days of such

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request. PROVIDER shall certify in writing that such information has been returned or destroyed and not retained in any form by PROVIDER or third parties receiving such information from PROVIDER. In the event that the parties agree that certain PHI must be retained by PROVIDER despite termination of the Agreement or any PSA, PROVIDER’s obligations to protect the privacy and security of the PHI it created, received, maintained, or transmitted for or from CUSTOMER will be continuous and survive termination, cancellation, expiration or other conclusion of the Agreement or any PSA. PROVIDER further agrees in this event that it will continue to provide any individual rights as specified in this Addendum and will cooperate with CUSTOMER in providing these individual rights.

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EXHIBIT K

Change Control Procedure

PURPOSE: Establish an efficient and effective means to control updates, modifications and other changes to the Agreement, including, without limitation, the scope of the Services, Performance Standards, Charges, Exhibits, Schedules and PSAs.

PROCESS: Consistent with the Agreement, the following process shall be followed to originate, process and maintain control over Change Order Requests and Change Orders under the Agreement.

A. Either PROVIDER or CUSTOMER may identify and submit for consideration a proposed change to the Agreement.

B. All requests for changes shall be submitted in writing to the Account Executives designated by PROVIDER and CUSTOMER. The following areas should be clearly addressed in each Change Order Request:

1. Origination;

2. Clear statement of requested change;

3. Rationale for change;

4. Impact of requested change in terms of operations, cost, schedule and compliance with the matters referred to in Section 19.0 of this Agreement;

5. Effect of change if accepted;

6. Effect of rejection of change;

7. Recommended level of priority;

8. Date final action is required; and

9. Areas for signature by the approval authorities of each party.

C. The Account Executives shall review all Change Order Requests, determine whether to recommend the Change Order Request be accepted or rejected by the parties and forward the Change Order Request, their individual recommendations and the basis for their recommendations to PROVIDER and CUSTOMER for a final decision.

D. The Account Executives will be responsible for the final approval of all Change Order Requests.

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E. The Account Executives will be responsible for the implementation of all Change Orders approved pursuant to Change Order Requests, including the coordination of the preparation and execution by the parties of addendums to the Agreement and/or its associated Exhibits to incorporate each requested and agreed change into the Agreement, as applicable.

F. No Change Order or change shall be effective or binding upon the parties to the Agreement until an addendum to the Agreement and/or its associated Exhibits , as applicable, incorporating such change into the Agreement and/or its associated Exhibits has been executed by PROVIDER and CUSTOMER.

G. Requests for changes shall use the format provided below:

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CHANGE ORDER REQUEST FORM

CHANGE ORDER REQUEST NUMBER:

ORIGINATOR:

REQUESTED CHANGE:

RATIONALE FOR CHANGE:

EFFECT OF CHANGE ACCEPTANCE:

IMPACT OF CHANGE REJECTION:

PRIORITY:

DATE FINAL ACTION ON CHANGE ORDER IS REQUIRED:

DISPOSITION OF REQUEST:

CHANGE ORDER NUMBER:

[Note: Attach any documents, comments or notes that explain, describe or otherwise support the Change Order Request.]

APPROVED	APPROVED
REJECTED	REJECTED
REJECTED WITH	REJECTED WITH
COMMENT	COMMENT

Approved as of:

CUSTOMER Account Executive	PROVIDER Account Executive

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EXHIBIT L

PSAs and Base Costs

Original MOA: [Insert title]

The following PSAs are governed by this Agreement:

PSA (PPC ID No.)	Y(0) Base Cost per FTE (2003)	Y(0) Baseline Charges per FTE (2003)	New Charges per FTE for Initial Contract Year (2004)

Acknowledged and Agreed as of                     .

CUSTOMER	PROVIDER

By:	By:

CONFIDENTIAL

L-2

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EXECUTION COPY

EXHIBIT C

Competitive Services

PPC ID	PU	PSA	Process Name
03110801	0	J27, K12, M29	Actuarial Services - FSG Project Development
03111101	0	J27	Capital Market Analytics
03111301	0	A8, F25, H14, K12, P8	IBG Valuation
03111501	0	A8, F25, H14, J27, K12, P8	IBG Projection
03111701	0	A8, F25, J27	IBG Product Development
03112001	0	AA6	GEFA Risk Management
03112301	0	L4	ESG Actuarial
03112601	0	J 27, J27.1, J27.2	GEFI Reserving
03112701	0	J29	LTC Risk Management & Actuarial Services
03112801	0	F25,H14,K12,M29,A8,J27,P8	IBG Experience Analysis
03115199	0	J27, P8	GFA product Development
03116401	0	J 27, J27.1, J27.2	GFA Actuarial Services
03296001	0	J 27, J27.1, J27.2	Consumer Market Intelligence
03112201	0	AA6	Valuation & Liability Asset Management Training & Development
03110601	0	J27	Consumer Marketing Analytics
1247	01	J30	GEAM- Investment credit research

C-1

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EXECUTION COPY

EXHIBIT D

Dedicated Luxco Employees as of the Effective Date

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EXHIBIT D

Dedicated Luxco Employees as of the Effective Date

The number of Dedicated Luxco Employees include, without limitation, the number of FTEs set forth below in the column below titled “2004 end Baseline FTEs” for each PSA set forth in the column titled “Agreements Index Number.” Not later than January 31, 2005, Luxco 2 shall provide Genworth a list containing the name of each Dedicated Luxco Employee as of December 30, 2004, which shall be incorporated herein.

CoE / Business	PPC Code (GECIS inputs)	Process Name	Legal entities (GECIS inputs)	Agreements Index Number (GECIS inputs)	2004 end Baseline FTEs
Insurance-IBG	01-1981-01	Financial NonFinancial Policy Servicing	American Mayflower Life Insurance Company of New York (AML)	A-7	35

Insurance-IBG	01-1981-01	Financial NonFinancial Policy Servicing	First Colony Life Insurance Company (FCL)	F-41

Insurance-IBG	01-1981-01	Financial NonFinancial Policy Servicing	GE Capital Assurance Company (GECA)	J-50

Insurance-IBG	01-1981-02	Financial NonFinancial Policy Servicing-SME	American Mayflower Life Insurance Company of New York (AML)	A-7	1

Insurance-IBG	01-1981-02	Financial NonFinancial Policy Servicing-SME	First Colony Life Insurance Company (FCL)	F-41

Insurance-IBG	01-1981-02	Financial NonFinancial Policy Servicing-SME	GE Capital Assurance Company (GECA)	J-50

Insurance-IBG	01-1982-01	Case Management and Servicing	Federal Home Life Insurance Company (FHL)	H-8, H-8.1, H-8.2	11

Insurance-IBG	01-1982-01	Case Management and Servicing	GE Life and Annuity Assurance Company (GELAAC)	M-18; M-18.1; M-18.2

Insurance-IBG	01-1990-01	Life Policy Service	GE Life and Annuity Assurance Company (GELAAC)	M-23, M23.1	14

Insurance-IBG	01-3129-01	GEFA-IBG Cyberlife Complex Change	American Mayflower Life Insurance Company of New York (AML)	A-7	—

Insurance-IBG	01-3129-01	GEFA-IBG Cyberlife Complex Change	First Colony Life Insurance Company (FCL)	F-41

Insurance-IBG	01-3129-01	GEFA-IBG Cyberlife Complex Change	GE Capital Assurance Company (GECA)	J-50

Insurance-LTC	01-1745-01	Customer Transaction Processing Services - Call centre	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	—

Insurance-LTC	01-1745-01	Customer Transaction Processing Services - Call centre	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1745-02	Customer Transaction Processing Services - Transaction processing	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	20

Insurance-LTC	01-1745-02	Customer Transaction Processing Services - Transaction processing	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1745-93	Customer Transaction Processing Services - Transaction processing	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	9

1

Insurance-LTC	01-1746-01	Benefit Transaction Processing Services - Call Centre	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	15

Insurance-LTC	01-1746-01	Benefit Transaction Processing Services - Call Centre	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1746-02	Benefit Transaction Processing Services - Transaction processing	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	10

Insurance-LTC	01-1746-02	Benefit Transaction Processing Services - Transaction processing	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-WIM	01-1284-01	Annuity Cashiering	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1	13

Insurance-WIM	01-1754-01	Annuity New Business - SPDA	GE Capital Assurance Company (GECA)	J-22	20

Insurance-WIM	01-1754-02	Annuity New Business - SPDA Voice	GE Capital Assurance Company (GECA)	J-22	4

Insurance-WIM	01-1761-01	Annuity New Business 1035 Exchange & New Business Submit	GE Life and Annuity Assurance Company (GELAAC)	M-9, M-9.1	22

Insurance-WIM	01-1761-01	Annuity New Business 1035 Exchange & New Business Submit	GE Capital Life Assurance Company of New York (GECLANY)	K-7

Insurance-WIM	01-1761-02	Annuity New Business 1035 Exchange & New Business Submit-GERA	GE Life and Annuity Assurance Company (GELAAC)	M-9, M-9.1	10

Insurance-HQ	01-1969-01	Web Support	American Mayflower Life Insurance Company of New York (AML)	A-4	12

Insurance-HQ	01-1969-01	Web Support	GE Capital Life Assurance Company of New York (GECLANY)	K-8

Insurance-HQ	01-1969-01	Web Support	Federal Home Life Insurance Company (FHL)	H-22, H-27, H-27.3 (H-22 & H-27 are the same)

Insurance-HQ	01-1969-01	Web Support	First Colony Life Insurance Company (FCL)	F-33, F-40, F-40.2

Insurance-HQ	01-1969-01	Web Support	GE Group Administrators, Inc. (GEGA)	PSA not on Website

Insurance-HQ	01-1969-01	Web Support	GE Life and Annuity Assurance Company (GELAAC)	M-37, M-42, M-42.3 (M-37 & M-42 are the same)

Insurance-HQ	01-1969-01	Web Support	GE Capital Assurance Company (GECA)	J-46, J-46.3

Insurance-HQ	01-1969-01	Web Support	GE Group Life Assurance Company (GEGLAC)	L-8, L-8.1

Insurance-WIM	01-2627-01	Annuity Processing - New Business	GE Capital Life Assurance Company of New York (GECLANY)	K-7	11

Insurance-WIM	01-2999-01	Fixed Annuity Cashiering	GE Capital Life Assurance Company of New York (GECLANY)	K-7	6

Insurance-WIM	01-2999-01	Fixed Annuity Cashiering	GE Capital Assurance Company (GECA)	J-47

Insurance-WIM	01-3145-01	SPIA New Business	First Colony Life Insurance Company (FCL)	F-43	12

2

Insurance-WIM	01-3145-01	SPIA New Business	GE Capital Assurance Company (GECA)	J-48

Insurance-WIM	01-3145-01	SPIA New Business	GE Capital Life Assurance Company of New York (GECLANY)	K-7

Insurance-WIM	01-3145-02	SPIA New Business			—

Insurance-WIM	01-2941-01	GELAAC Licensing Renewals	GE Life and Annuity Assurance Company (GELAAC)	M-22	4

Insurance-WIM	01-2941-02	GELAAC Licensing Renewals-SME	GE Life and Annuity Assurance Company (GELAAC)	M-22	1

Insurance-IBG	01-1244-01	Agent Licensing Support Services	First Colony Life insurance Company (FCL)	F-23, F-23.1	7

Insurance-IBG	01-1244-01	Agent Licensing Support Services	GE Capital Assurance Company (GECA)	J-24

Insurance-IBG	01-1244-02	Agent Licensing Support Services-SME	First Colony Life insurance Company (FCL)	F-23, F-23.1	—

Insurance-WIM	01-1753-01	Agent Administration	GE Capital Assurance Company (GECA)	J-24	18

Insurance-WIM	01-1753-01	Agent Administration	GE Capital Life Assurance Company of New York (GECLANY)	K-6

Insurance-WIM	01-1753-01	Agent Administration	GE Life and Annuity Assurance Company (GELAAC)	M-22

Insurance-WIM	01-1753-02	Agent Administration-SME	GE Capital Assurance Company (GECA)	J-24	—

Insurance-IBG	01-1975-01	Data Entry-Commission Information	American Mayflower Life Insurance Company of New York (AML)	A-2, A-2.1	6

Insurance-IBG	01-1975-01	Data Entry-Commission Information	First Colony Life insurance Company (FCL)	F-14, F-14.1, F-14.2

Insurance-IBG	01-1975-01	Data Entry-Commission Information	GE Capital Assurance Company (GECA)	J-20, J-20.1, J-20.2

Insurance-IBG	01-1984-01	Commission Accounting	First Colony Life insurance Company (FCL)	F-37	5

Insurance-WIM	01-3066-01	Agent Appointment - QA	First Colony Life insurance Company (FCL)	F-23, F-23.1	2

Insurance-WIM	01-3066-01	Agent Appointment - QA	GE Capital Assurance Company (GECA)	J-24

Insurance-WIM	01-3067-01	Licensing Data Entry Services	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	2

Insurance-LTC	01-1762-01	Data Summary Services	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	36

Insurance-LTC	01-1762-01	Data Summary Services	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1762-02	Data Summary Services-SME	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	2

3

Insurance-LTC	01-1762-02	Data Summary Services-SME	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-2827-01	GENIUS Rubicon	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	17

Insurance-LTC	01-2827-01	GENIUS Rubicon	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-GEMICO	01-2045-01	Underwriting	GE Mortgage Contract Services, Inc.	BBB2	—

Insurance-GEMICO	01-2047-01	Non MI & FIQ	GE Mortgage Contract Services, Inc.	BBB2	14

Insurance-GEMICO	01-2049-01	Excel/MI/EZ	GE Mortgage Insurance Corporation (GEMICO)	AAA2	9

Insurance-GEMICO	01-2051-01	Agency	GE Mortgage Contract Services, Inc.	BBB2	17

Insurance-GEMICO	01-2707-01	Exception Handling	GE Mortgage Contract Services, Inc.	BBB2	19

Insurance-GEMICO	01-2743-01	GEMICO Quality Support	GE Mortgage Contract Services, Inc.	BBB2	—

Insurance-WIM	01-1272-01	Servicing & Call Center	GE Capital Assurance Company (GECA)	J-23	12

Insurance-WIM	01-1272-01	Servicing & Call Center	First Colony Life Insurance Company (FCL)	F-27

Insurance-WIM	01-1744-01	Variable Annuity Call Centre	GE Life and Annuity Assurance Company (GELAAC)	M-21, M-21.1	16

Insurance-WIM	01-1744-02	Variable Annuity Call Centre-SME	GE Life and Annuity Assurance Company (GELAAC)	M-21, M-21.1	—

Insurance-WIM	01-1987-01	Servicing & Call Center	GE Capital Assurance Company (GECA)	J-23	12

Insurance-WIM	01-1987-01	Servicing & Call Center	First Colony Life Insurance Company (FCL)	F-27

Insurance-WIM	01-1991-01	Policy owner servicing - Title & Value processing	GE Life and Annuity Assurance Company (GELAAC)	M-8, M-8.1	15

Insurance-WIM	01-2627-02	Annuity Processing - Policy Owner Servicing	GE Capital Life Assurance Company of New York (GECLANY)	K-7	5

Insurance-WIM	01-3381-01	GFBS Call Centre (IAN Brokerage)	GE Capital Assurance Company (GECA)		3

Insurance-WIM	01-3384-01	IAN Brokerage - Data Entry and Commission Coding	GE Capital Assurance Company (GECA)		4

Insurance-WIM	01-2658-01	Annuity Processing	GE Capital Life Assurance Company of New York (GECLANY)	K-7	8

Insurance-ESG	01-2311-01	Medical and Dental Claims Processing	GE Group Administrators, Inc. (GEGA)	BB-8	—

Insurance-ESG	01-1266-01	Customer Service Support and Call Center Services	GE Group Administrators, Inc. (GEGA)	BB-2	—

4

Insurance-ESG	01-1267-01	E & P Picking Processing Services	GE Group Administrators, Inc. (GEGA)	BB-4, BB-4.1	—

Insurance-ESG	01-1741-01	New Business and Customer Service Support Project	GE Group Life Assurance Company (GEGLAC)	L-5	11

Insurance-ESG	01-1267-02	Plan Document and Amendment Preparation	GE Group Administrators, Inc. (GEGA)	BB-5, BB-5.1	—

Insurance-ESG	01-1267-03	Renewal Report Preparation	GE Group Administrators, Inc. (GEGA)	BB-6, BB-6.1	—

Insurance-LTC	01-1763-01	Post Decision Processing Services	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	16

Insurance-LTC	01-1763-01	Post Decision Processing Services	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1763-02	Post Decision Processing Services-SME	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	1

Insurance-LTC	01-1763-02	Post Decision Processing Services-SME	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1994-01	New Business Data Entry Services	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	12

Insurance-LTC	01-1994-01	New Business Data Entry Services	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-LTC	01-1995-01	New Business Case Preparation Services	GE Capital Assurance Company (GECA)	J-4, J-4.1, J-4.2, J-4.3, J-4.5, J-5.1, J-6.1	—

Insurance-LTC	01-1995-01	New Business Case Preparation Services	GE Capital Life Assurance Company of New York (GECLANY)	K-3, K-3.1, K-3.2, K-3.3, K-3.4

Insurance-IBG	01-1977-90	Case Management Project (Sub Process : Data Entry)	American Mayflower Life Insurance Company of New York (AML)	A-2, A-2.1	73

Insurance-IBG	01-1977-90	Case Management Project (Sub Process : Data Entry)	First Colony Life Insurance Company (FCL)	F-10, F-10.1, F-10.2, F-10.3

Insurance-IBG	01-1977-90	Case Management Project (Sub Process : Data Entry)	GE Capital Assurance Company (GECA)	J-11, J-11.1, J-11.2, J-11.3

Insurance-IBG	01-1985-01	Case Management Project (Sub Process: New Application Review and Application Processing)	First Colony Life Insurance Company (FCL)	F-10, F-10.1, F-10.2, F-10.3	25

Insurance-IBG	01-1985-01	Case Management Project (Sub Process: New Application Review and Application Processing)	GE Capital Assurance Company (GECA)	J-11, J-11.1, J-11.2, J-11.3

Insurance-IBG	01-1985-01	Case Management Project (Sub Process: New Application Review and Application Processing)	American Mayflower Life Insurance Company of New York (AML)	A-2, A-2.1

Insurance-IBG	01-3380-01	IBG NB Indexing	American Mayflower Life Insurance Company of New York (AML)	A-2.1	13

Insurance-IBG	01-3380-01	IBG NB Indexing	First Colony Life Insurance Company (FCL)	F-10.3

Insurance-IBG	01-3380-01	IBG NB Indexing	GE Capital Assurance Company (GECA)	J-11.3

Insurance-IBG	01-2764-01	FCL / GECA Case Management	American Mayflower Life Insurance Company of New York (AML)	A-2, A-2.1	41

5

Insurance-IBG	01-2764-01	FCL / GECA Case Management	First Colony Life Insurance Company (FCL)	F-10, F-10.1, F-10.2, F-10.3

Insurance-IBG	01-2764-01	FCL / GECA Case Management	GE Capital Assurance Company (GECA)	J-11, J-11.1, J-11.2, J-11.3

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43	5

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-1759-01	GEFA _ Statutory Reporting	GE Group Life Assurance Company (GEGLAC)	L-9

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43	1

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-1759-02	GEFA _ Statutory Reporting	GE Group Life Assurance Company (GEGLAC)	L9

Finance-Insurance Corporate	01-3085-01	Insurance Segment Reporting	GNA Corporation	AA-3, AA-3.1, AA-13	—

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	3

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	GE Capital Life Assurance Company of New York (GECLANY)	K-18

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

6

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	American Mayflower Life Insurance Company of New York (AML)	A-13

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	GE Group Life Assurance Company (GEGLAC)	L-12

Finance-GEFA-FCOE	01-2182-01	GEFA - A2P2	GE Group Administrators, Inc. (GEGA)	AA-3, AA-3.1, AA-13

Finance-GE Asset Management	01-1247-01	GEAM - Investment credit research	GE Capital Assurance Company (GECA)	J-30	3

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	2

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Capital Life Assurance Company of New York (GECLANY)	K-5

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	American Mayflower Life Insurance Company of New York (AML)	A-11

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	American Agriculturist Services, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Assigned Settlements Inc.	AA-3, AA-3.1, AA-13

7

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Fee for Service, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	FFRL of New Mexico, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	FFRL of Texas	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Forth Financial Resources Insurance Agency of Massachusetts, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Forth Financial Resources of Alabama, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Forth Financial Resources of Hawaii, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Forth Financial Resources of Oklahoma Agency	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Newco Properties, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-90	WIM-GAAP Reconciliations	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	6

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	GE Capital Life Assurance Company of New York (GECLANY)	K-16

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	American Mayflower Life Insurance Company of New York (AML)	A-11

8

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	Brookfield Life Assurance Company Limited	AA-3, AA-3.1, AA-13

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-HQ	01-2924-01	GEFA Statutory Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2895-01	GEPAM Reconciliations	Centurion Capital Group Inc.	AA-3, AA-3.1, AA-13	1

Finance-GEFA-FCOE	01-2895-01	GEPAM Reconciliations	Centurion Financial Advisers Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2895-01	GEPAM Reconciliations	Centurion Hinds Investment Management	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2895-01	GEPAM Reconciliations	Centurion-Hesse Investment Management Corp.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2895-01	GEPAM Reconciliations	GE Financial Trust Company	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2895-01	GEPAM Reconciliations	GE Private Assets Management, Inc	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1239-01	GEGA Reporting	GE Group Administrators, Inc. (GEGA)	AA-3, AA-3.1, AA-13	1

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	American Mayflower Life Insurance Company of New York (AML)	A-11	4

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	California Benefits Dental Plan	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	FFRL of Texas	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Forth Financial Resources of Alabama, Inc.	AA-3, AA-3.1, AA-13

9

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Forth Financial Resources of Oklahoma Agency	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GE Capital Life Assurance Company of New York (GECLANY)	K-5

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GE Financial Trust Company	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GE Group Administrators, Inc. (GEGA)	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GE Group Life Assurance Company (GEGLAC)	L-3

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GEFA Special Purpose Two, LLC	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	LTC, Incorporated	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1734-01	FSG Inter Company/Production	Viking Insurance Company, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1735-01	Bank Reconciliations Trevose	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43	2

Finance-GEFA-FCOE	01-1735-01	Bank Reconciliations Trevose	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	1

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	GE Capital Life Assurance Company of New York (GECLANY)	K-16

10

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	American Mayflower Life Insurance Company of New York (AML)	A-11

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	Assigned Settlements Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1737-01	GAAP Actuarial Reconciliations	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1738-01	Customer Service Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	2

Finance-GEFA-FCOE	01-1738-01	Customer Service Account Reconciliation	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1738-01	Customer Service Account Reconciliation	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1738-01	Customer Service Account Reconciliation	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1739-01	Investment Accounting (Cash Posting)	GE Group Life Assurance Company (GEGLAC)	L-14	6

Finance-GE Insurance Holdings	01-1836-01	Reporting	Financial Insurance Group Services Ltd. (FIGSL)	Covered under the GEIH MSA	13

Finance-GEFA-FCOE	01-1959-01	FSG Bank Recs/Production FSG	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	3

Finance-GEFA-FCOE	01-1959-01	FSG Bank Recs/Production FSG	GE Capital Life Assurance Company of New York (GECLANY)	K-5

Finance-GEFA-FCOE	01-1959-01	FSG Bank Recs/Production FSG	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1959-01	FSG Bank Recs/Production FSG	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1959-01	FSG Bank Recs/Production FSG	FFRL of Texas	AA-3, AA-3.1, AA-13

11

Finance-GEFA-FCOE	01-1959-01	FSG Bank Recs/Production FSG	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	3

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Capital Life Assurance Company of New York (GECLANY)	K-5

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	American Mayflower Life Insurance Company of New York (AML)	A-11

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Brookfield Life Assurance Company Limited	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Seguros del Centro, S.A. de C.V.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	American Agriculturist Services, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Assigned Settlements Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	California Benefits Dental Plan	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Centurion Capital Group Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Centurion Financial Advisers Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Centurion Hinds Investment Management	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Centurion-Hesse Investment Management Corp.	AA-3, AA-3.1, AA-13

12

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Group Retirement, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Dental Holdings	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Fee for Service, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	FFRL of New Mexico, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Forth Financial Resources of Texas, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Forth Financial Resources Insurance Agency of Massachusetts, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Forth Financial Resources of Alabama, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Forth Financial Resources of Hawaii, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Forth Financial Resources of Oklahoma Agency	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Financial Assurance Mortgage Funding Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Financial Trust Company	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Group Administrators, Inc. (GEGA)	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Group Retirement, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GE Private Assets Management, Inc	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	GNA Distributors, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	LTC, Incorporated	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Newco Properties, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Security Funding Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1959-90	FSG Bank Recs/Production FSG	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	3

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Capital Life Assurance Company of New York (GECLANY)	K-2

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	American Mayflower Life Insurance Company of New York (AML)	A-3

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Group Life Assurance Company (GEGLAC)	L-3

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Brookfield Life Assurance Company Limited	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	American Agriculturist Services, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Assigned Settlements Inc.	AA-3, AA-3.1, AA-13

14

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	California Benefits Dental Plan	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Centurion Capital Group Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Centurion Financial Advisers Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Centurion Hinds Investment Management	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Centurion-Hesse Investment Management Corp.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Group Retirement, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Fee for Service, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	FFRL of Texas	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Financial Trust Company	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Group Administrators, Inc. (GEGA)	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Group Retirement, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Private Assets Management, Inc	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GEFA Special Purpose Five, LLC	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Security Funding Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GEFA Special Purpose One, LLC	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GEFA Special Purpose Three, LLC	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GEFA Special Purpose Two, LLC	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GNA Distributors, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

15

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	LTC, Incorporated	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Security Funding Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1960-01	GEFA Corp Treasury Account Reconciliation	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	10

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	GE Capital Life Assurance Company of New York (GECLANY)	K-15

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	American Mayflower Life Insurance Company of New York (AML)	A-10

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	GE Group Life Assurance Company (GEGLAC)	L-7

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	LTC, Incorporated	AA-3, AA-3.1, AA-13

16

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1962-01	GE Financial HQ Global Tax Initiative Process	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1963-01	FASC Account Reconciliation	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	1

Finance-GEFA-FCOE	01-1963-01	FASC Account Reconciliation	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	1

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	GE Capital Life Assurance Company of New York (GECLANY)	K-16

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	American Mayflower Life Insurance Company of New York (AML)	A-11

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-1964-01	Bank Reconciliations Lynchburg Finance	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1965-01	Bank Reconciliations-Terra-IAN	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13	1

Finance-GEFA-FCOE	01-1965-01	Bank Reconciliations-Terra-IAN	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1965-01	Bank Reconciliations-Terra-IAN	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1966-01	CBC Bank Reconciliations	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13	1

Finance-GEFA-FCOE	01-1966-01	CBC Bank Reconciliations	GNA Distributors, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	1

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	GE Capital Life Assurance Company of New York (GECLANY)	K-2

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

17

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	FFRL of New Mexico, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	FFRL of Texas	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	Newco Properties, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-1967-01	FSG Richmond Account Reconciliations	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GE Insurance Holdings	01-1971-01	GEFI - Stat Reporting	Financial Insurance Group Services Ltd. (FIGSL)	Covered under the GEIH MSA	1

Finance-GEFA-FCOE	01-2246-01	BP & A	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	7

Finance-GEFA-FCOE	01-2246-01	BP & A	GE Capital Life Assurance Company of New York (GECLANY)	K-17

Finance-GEFA-FCOE	01-2246-01	BP & A	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-2246-01	BP & A	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-2246-01	BP & A	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-2246-01	BP & A	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-2246-01	BP & A	American Mayflower Life Insurance Company of New York (AML)	A-12

Finance-GEFA-FCOE	01-2246-01	BP & A	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-2246-01	BP & A	Professional Insurance Company (PIC)	R-9, R-9.1, R-13

Finance-GEFA-FCOE	01-2246-01	BP & A	GE Group Life Assurance Company (GEGLAC)	L-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Colonial Penn De Mexico	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Viking Insurance Company, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Fee for Service, Inc.	AA-3, AA-3.1, AA-13

18

Finance-GEFA-FCOE	01-2246-01	BP & A	GE Financial Trust Company	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	GE Private Assets Management, Inc	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	LTC, Incorporated	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Newco Properties, Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Terra Financial Planning Group, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2246-01	BP & A	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	2

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Life Assurance Company of New York (GECLANY)	K-16

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	Brookfield Life Assurance Company Limited	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	Brookfield Life Assurance Company Limited	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

19

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	Capital Brokerage Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GNA Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	IFN Insurance Agency Inc.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	LTC, Incorporated	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	Terra Securities Corporation	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	The Terra Financial Companies, Ltd.	AA-3, AA-3.1, AA-13

Finance-GEFA-FCOE	01-2306-01	San Rafael Account Reconciliations	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49

Finance-GEFA-FCOE	01-2307-01	ESG Account Reconciliations	Professional Insurance Company (PIC)	R-9, R-9.1, R-13	6

Finance-GEFA-FCOE	01-2307-01	ESG Account Reconciliations	GE Group Life Assurance Company (GEGLAC)	L-3

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	1

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	FFRL Re Corp. (FFRL)	G-10, G-10.1, G-16

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	Jamestown Life Insurance Company (JLIC)	P-10, P-10.1, P-18

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	American Mayflower Life Insurance Company of New York (AML)	A-11

Finance-GEFA-FCOE	01-2491-01	Interface Balancing	Federal Home Life Insurance Company (FHL)	H-16, H-16.1, H-28

Finance-GEFA-FCOE	01-2519-01	GEGA Reconciliation	GE Group Administrators, inc. (GEGA)	AA-3, AA-3.1, AA-13	1

Finance-GE Insurance Holdings	01-2524-01	Investment Accounting/Recs	Financial Insurance Group Services Ltd. (FIGSL)	Covered under the GEIH MSA	4

Finance-GE Insurance Holdings	01-2525-01	GEIH, London Mgmt Reporting & Profit Share	Financial Insurance Group Services Ltd. (FIGSL)	Covered under the GEIH MSA	3

20

Finance-GE Insurance Holdings	01-2526-01	Investment Accounting	RD Plus S.A.	Covered under the GEIH MSA	—

Finance-GE Insurance Holdings	01-2528-01	GEIH Cash & SG account clearning	RD Plus S.A.	Covered under the GEIH MSA	—

Finance-GE Insurance Holdings	01-2529-01	GECA Corp & Fixed Assets	RD Plus S.A.	Covered under the GEIH MSA	2

Finance-GE Insurance Holdings	01-2530-01	Holding and GE Life	Financial Insurance Group Services Ltd. (FIGSL)	Covered under the GEIH MSA	—

Finance-GEFA-FCOE	01-2541-01	FSG Servicing - IBG	GE Capital Life Assurance Company of New York (GECLANY)	K-5	3

Finance-GEFA-FCOE	01-2541-01	FSG Servicing - IBG	GE Life and Annuity Assurance Company (GELAAC)	M-31, M-40.1, M-43

Finance-HQ	01-3022-01	Implementation of Pheonix Tool	GNA Corporation	AA-3, AA-3.1, AA-13	—

Finance-GEFA-FCOE	01-1738-90	IBG Customer Service Recs Darn-IT	GE Capital Assurance Company (GECA)	J-33, J-33.1, J-49	3

Finance-GEFA-FCOE	01-1738-90	IBG Customer Service Recs Darn-IT	First Colony Life Insurance Company (FCL)	F-28, F-28.1, F-42

Finance-GEFA-FCOE	01-1738-90	IBG Customer Service Recs Darn-IT	American Mayflower Life Insurance Company of New York (AML)	A-11

Analytics-WIM	03-1108-01	Actuarial Services - FSG Project Development	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	3

Analytics-WIM	03-1108-01	Actuarial Services - FSG Project Development	GE Capital Life Assurance Company of New York (GECLANY)	K-12, K-12.1

Analytics-WIM	03-1108-01	Actuarial Services - FSG Project Development	GE Life and Annuity Assurance Company (GELAAC)	M-29, M-29.1, M-29.2

Analytics-WIM	03-1111-01	Capital Market Analytics	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	2

Analytics-IBG	03-1113-01	IBG Valuation	American Mayflower Life Insurance Company of New York (AML)	A-8, A-8.1	1

Analytics-IBG	03-1113-01	IBG Valuation	First Colony Life Insurance Company (FCL)	F-25, F-25.1, F-25.2

Analytics-IBG	03-1113-01	IBG Valuation	Federal Home Life Insurance Company (FHL)	H-14, H-14.1, H-14.2

Analytics-IBG	03-1113-01	IBG Valuation	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2

Analytics-IBG	03-1113-01	IBG Valuation	GE Capital Life Assurance Company of New York (GECLANY)	K-12, K-12.1

Analytics-IBG	03-1113-01	IBG Valuation	Jamestown Life Insurance Company (JLIC)	P-8, P-8.1, P-8.2

Analytics-IBG	03-1115-01	IBG Projection	American Mayflower Life Insurance Company of New York (AML)	A-8, A-8.1	1

Analytics-IBG	03-1115-01	IBG Projection	First Colony Life Insurance Company (FCL)	F-25, F-25.1, F-25.2

21

Analytics-IBG	03-1115-01	IBG Projection	Federal Home Life Insurance Company (FHL)	H-14, H-14.1, H-14.2

Analytics-IBG	03-1115-01	IBG Projection	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2

Analytics-IBG	03-1115-01	IBG Projection	GE Capital Life Assurance Company of New York (GECLANY)	K-12, K-12.1

Analytics-IBG	03-1115-01	IBG Projection	Jamestown Life Insurance Company (JLIC)	P-8, P-8.1, P-8.2

Analytics-IBG	03-1117-01	IBG Product Development	American Mayflower Life Insurance Company of New York (AML)	A-8, A-8.1	1

Analytics-IBG	03-1117-01	IBG Product Development	First Colony Life Insurance Company (FCL)	F-25, F-25.1, F-25.2

Analytics-IBG	03-1117-01	IBG Product Development	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2

Analytics-HQ	03-1120-01	GEFA Risk Management	GNA Corporation	AA-6, AA-6.1	5

Analytics-ESG	03-1123-01	ESG Actuarial	GE Group Life Assurance Company (GEGLAC)	L4; L4.1	1

Analytics-GE Insurance Holdings	03-1126-01	GEFI Reserving	Financial Insurance Group Services Ltd. (FIGSL)	Covered under the GEIH MSA	2

Analytics-LTC	03-1127-01	LTC Risk Management & Actuarial Services	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	3

Analytics-IBG	03-1128-01	IBG Experience Analysis	American Mayflower Life Insurance Company of New York (AML)	A-8, A-8.1	2

Analytics-IBG	03-1128-01	IBG Experience Analysis	First Colony Life Insurance Company (FCL)	F-25, F-25.1, F-25.2

Analytics-IBG	03-1128-01	IBG Experience Analysis	Federal Home Life Insurance Company (FHL)	H-14, H-14.1, H-14.2

Analytics-IBG	03-1128-01	IBG Experience Analysis	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2

Analytics-IBG	03-1128-01	IBG Experience Analysis	GE Life and Annuity Assurance Company (GELAAC)	M-29, M-29.1, M-29.2

Analytics-IBG	03-1128-01	IBG Experience Analysis	Jamestown Life Insurance Company (JLIC)	P-8, P-8.1, P-8.2

Analytics-LTC	03-1151-99	GFA Product Development	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	1

Analytics-LTC	03-1164-01	GFA Actuarial Services	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	1

Analytics-LTC	03-2960-01	Consumer Market Intelligence	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	1

Analytics-HQ	03-1122-01	Valuation & Liability Asset Management Training & Development	GNA Corporation	AA-6, AA-6.1	—

Analytics-LTC	03-1106-01	Consumer Marketing Analytics	GE Capital Assurance Company (GECA)	J-27, J-27.1, J-27.2	19

22

E learning - WIM	02-1151-99	GEFA EBPP (WIM)	GE Life and Annuity Assurance Company (GELAAC)	M-37, M-42, M-42.2 (M-37 & M-42 are the same)	—
E learning - WIM	02-1151-99	GEFA EBPP (WIM)	GE Capital Life Assurance Company of New York (GECLANY)	K-9
E learning - IBG	02-1152-99	GEFA EBPP (IBG)	First Colony Life Insurance Company (FCL)	F-33, F-33.1, F-40 (F33 & F40 are the same)	—
E learning - IBG	02-1152-99	GEFA EBPP (IBG)	American Mayflower Life Insurance Company of New York (AML)	A-5
E learning - IBG	02-1152-99	GEFA EBPP (IBG)	GE Capital Assurance Company (GECA)	J-46, J-46.1
	Total FTE’s				799

23